As filed with the Securities and Exchange Commission on November 13, 2025

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT	☐
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	☐

Ellington Credit Company

(Exact name of registrant as specified in its charter)

53 Forest Avenue, Suite 301

Old Greenwich, CT 06870

(203) 698-1200

(Address and telephone number, including area code, of principal executive offices)

Daniel Margolis

Ellington Credit Company

53 Forest Avenue, Suite 301

Old Greenwich, CT 06870

(Name and address of agent for service)

WITH COPIES TO:

Richard Horowitz

Matthew Barsamian

Anna Tomczyk

Dechert LLP

1095 6th Avenue

New York, NY 10036

(212) 698-3525

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 13, 2025

Preliminary Prospectus

Ellington Credit Company

$

% Notes due

Ellington Credit Company (the “Fund”) is a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve its investment objectives by investing primarily in mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations that are collateralized by portfolios of corporate credit assets. The investment adviser to the Fund is Ellington Credit Company Management LLC (the “Adviser”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly owned subsidiary of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”).

The Fund is offering $               in aggregate principal amount of       % notes due       (the “Notes”). The Notes will mature on          ,     , unless earlier redeemed or repurchased. The Fund will pay interest on the Notes quarterly on                                           ,            ,            and            of each year, beginning               , 2026. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

On or after                                (the “Optional Redemption Date”), the Fund may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. See “Description of the Notes—Optional Redemption”. Additionally, if a Change of Control Repurchase Event (as defined below) occurs, unless the Fund has exercised its right to redeem the Notes in full, holders of the Notes will have the right, at their option, to require the Fund to make an offer to repurchase any or all of the Notes for cash at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Upon issuance, the Notes will be direct senior unsecured obligations of the Fund and will rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by the Fund.

Because the Notes will not be secured by any of the Fund’s assets, they will be effectively subordinated, or junior, to any of the Fund’s secured indebtedness and guarantees (including unsecured indebtedness that the Fund later secures) with respect to the collateral securing such indebtedness and guarantees. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of the Fund’s subsidiaries since the Notes will be obligations exclusively of the Fund and not of any of its subsidiaries. None of the Fund’s subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary the Fund may acquire or create in the future. For further discussion, see the section titled “Description of the Notes” in this prospectus.

The Notes will also rank pari passu with, or equal to, the Fund’s general liabilities (i.e., liabilities, excluding indebtedness). These general liabilities totaled approximately $                as of September 30, 2025. The Fund does not currently have outstanding debt that is subordinated to the Notes. Therefore, the Notes will not be senior to any of the Fund’s current indebtedness or obligations.

The Fund intends to list the Notes on The New York Stock Exchange, and the Fund expects trading to commence thereon within 30 days of the original issue date under the trading symbol “               ”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes, and there can be no assurance that one will develop.

This prospectus, any prospectus supplement, any free writing prospectus, and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus contain important information about the Fund that a prospective investor should know before investing in the Notes. Please read these documents before investing and keep them for future reference. The Fund files annual, quarterly, semi-annual and current reports, proxy statements and other information about the Fund with the SEC. The information is available free of charge, and security holders may make inquiries by contacting the Fund at Ellington Credit Company, 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870, or by calling the Fund collect at (203) 409-3585 or on the Fund’s website at www.ellingtoncredit.com. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on the Fund’s website is not incorporated by reference into this prospectus, any accompanying prospectus supplement and/or any free writing prospectus, and you should not consider information contained on the Fund’s website to be part of this prospectus, or any prospectus supplement, or any free writing prospectus. See “Additional Information” on page 10 of this prospectus.

Investing in the Notes involves risks that are described in the “Risk Factors” section beginning on page 17 of this prospectus, including the risk of leverage. Additionally, the Notes are a new issue of debt securities for which there currently is no trading market. If no active trading market develops, the liquidity and trading price for the Notes may be harmed and you may not be able to resell your Notes at their fair market value or at all.

Per Note	Total
Public Offering price(1)%	$
Underwriting discount (sales load and commissions)%	$
Proceeds, before expenses, to the Fund(2)%	$

(1)	The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from , 2025 and must be paid by the purchaser if the Notes are delivered after , 2025.
(2)	Before deducting expenses payable by the Fund related to this offering, estimated at $ . Such expenses may include legal accounting, printing, mailing, and filing fees and expenses and other offering expenses.

The underwriters may also purchase up to an additional $                total aggregate principal amount of Notes offered by this prospectus and any accompanying prospectus supplement, solely to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $        , the total underwriting discount (sales load and commissions) paid by the Fund will be $       , and total proceeds, before expenses, will be $                      .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the Notes offered hereby in book-entry form only through The Depository Trust Company will be made on or about , 2025.

Book-Running Manager

The date of this prospectus is            , 2025

******

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which the Fund refers to collectively as the “prospectus.” This prospectus may contain estimates and information concerning the industry, including market size and growth rates of the markets in which the Fund participates, that are based on industry publications and other third-party reports. These estimates and information involve many assumptions and limitations, and you are cautioned not to give undue weight to them. Neither the Fund nor the underwriters have independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which the Fund operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

From time to time, the Fund may disclose information about the Fund on its website at www.ellingtoncredit.com. Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

This prospectus includes summaries of certain provisions contained in some of the underlying documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Additional Information” on page 10 of this prospectus.

Unless otherwise noted, numerical information relating to the Fund is approximate as of September 30, 2025.

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in or incorporated by reference into this prospectus and any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or the Fund’s future operating results, actual and potential conflicts of interest with the Adviser, the Administrator and their affiliates, and the adequacy of the Fund’s financing sources and working capital, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

●	changes in the economy and the capital markets;
●	risks associated with negotiation and consummation of pending and future transactions;
●	changes in the Fund’s investment objectives and strategy;
●	availability, terms, and deployment of capital;
●	changes in interest rates, exchange rates, regulation or the general economy;
●	changes in governmental regulations, tax rates and similar matters;
●	the Fund’s ability to exit investments in a timely manner;
●	the Fund’s ability to comply with the 1940 Act;
●	the Fund’s ability to maintain its qualification as a RIC;
●	use of the proceeds from this offering;
●	the Fund’s ability to sell the Notes in this offering in the amounts and on the terms contemplated, or at all; and
●	those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement and in similar sections in the documents incorporated by reference into this prospectus and any accompanying prospectus supplement.

The Fund cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in the Fund’s forward-looking statements and future results could differ materially from historical performance. The Fund has based forward-looking statements on information available to the Fund on the date of this prospectus. The Fund undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus or any accompanying prospectus supplement, except as otherwise required by applicable law. The forward-looking statements contained in or incorporated by reference into this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

ii

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary, is not complete and may not contain all the information that is important to a decision to invest in the Fund’s securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise:

●	The “Fund” refers to Ellington Credit Company, a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

●	The “Adviser” refers to Ellington Credit Company Management LLC, an SEC-registered investment adviser.

●	The “Administrator” refers to Ellington Credit Company Administration LLC.

Ellington Credit Company

Ellington Credit Company (the “Fund”) is a non-diversified, closed-end management investment company that has registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is advised by Ellington Credit Company Management LLC (the “Adviser”), pursuant to an advisory agreement dated as of April 1, 2025 (the “Investment Advisory Agreement”). The Investment Advisory Agreement was first approved by the Fund’s Board of Trustees (the “Board”) and then subsequently approved by shareholders at a special meeting of the Fund’s shareholders held on January 17, 2025 (the “Special Meeting”).

Prior to April 1, 2025 (the “Conversion Date”), the Fund was not registered under the 1940 Act and was domiciled in Maryland. Specifically: (i) from its inception until January 1, 2024, the Fund operated as a real estate investment trust specializing in residential mortgage-backed securities (“RMBS”), and (ii) from January 1, 2024 until the Conversion Date, the Fund operated as a taxable C-Corporation while gradually shifting its investment focus away from RMBS and towards corporate collateralized loan obligations (“CLOs”). In connection with this shift in investment focus, the Company rebranded as Ellington Credit Company (from Ellington Residential Mortgage REIT).

On the Conversion Date, the Investment Advisory Agreement was executed and became effective, and the Fund became a Delaware statutory trust and registered closed-end investment company under the 1940 Act (such actions, collectively, the “Conversion”). The Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) under Subchapter M of the Code. To facilitate this qualification, the Fund requested and received Internal Revenue Service (“IRS”) approval to change its tax year to end on the day prior to the Conversion Date (March 31). As a RIC, the Fund expects generally not to be subject to corporate income tax. See “U.S. Federal Income Tax Matters” for more information.

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve its investment objectives by investing primarily in mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized by portfolios of corporate credit assets. These assets are primarily non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds. Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities in which the Fund typically invests are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal.

The Fund may also invest in other related securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs” or “warehouses”) and securities issued by other securitization vehicles, such as collateralized bond obligations (“CBOs”). LAFs are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, which magnifies the Fund’s risk of loss on such investments. The LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing, which also magnifies the Fund’s risk of loss on such investments.

The Fund may also engage in “Derivative Transactions,” as described herein, from time to time to hedge against interest rate, credit, credit spread widening, currency and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Principal Strategies.” There can be no assurance that the Fund will achieve its investment objective. These investment objectives and strategies may be changed by the Board without prior approval of shareholders. See “Regulation as a Closed-End Management Investment Company.”

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund invests at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating-rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt instruments issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; (viii) certain preferred equity investments, especially those with dividend rates that either are fixed or float based on market interest rates; and (ix) other credit-related instruments. Corporate debt and equity assets may be acquired in conjunction with the liquidations of CLOs (whether CLOs in which the Fund already holds investments, or other CLOs), as well as on an outright basis, although they are not currently a core focus of the Fund’s investment strategy.

The Fund’s investments in other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will also be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy discussed above to the extent the derivatives instruments provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. The 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Adviser – Ellington Credit Company Management LLC

Ellington Credit Company Management LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. Under its advisory agreement with the Adviser (the “Investment Advisory Agreement”), the Fund has agreed to pay the Adviser a quarterly base management fee based on its Net Asset Value, as well as a performance fee based on its investment performance. See “The Investment Advisory Agreement” for more information.

The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”), which is a global investment firm that was founded in 1994 and, as of September 30, 2025, has over 170 employees, including over 60 investment professionals, and has approximately $18.2 billion in assets under management.

The Fund expects to benefit from the ability of the Adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor the Fund’s portfolio. The Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide the Fund with its principal source of investment opportunities.

The Adviser is led by Michael Vranos, Chief Executive Officer, who serves as a Portfolio Manager of the Fund; Laurence Penn, Executive Vice President, who serves as Chief Executive Officer of the Fund; Gregory Borenstein, who also serves as a Portfolio Manager of the Fund; and Mark Tecotzky, Executive Vice President, who serves as Executive Vice President of the Fund. Messrs. Vranos, Penn, Borenstein and Tecotzky are assisted by Christopher Smernoff, who serves as Chief Financial Officer of the Fund; and JR Herlihy, who serves as Chief Operating Officer of the Fund.

An affiliate of the Adviser and EMG, Ellington Credit Company Administration LLC (the “Administrator”), performs, or arranges for the performance of, its required administrative services. The Fund reimburses the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under an administration agreement by and among the Fund and the Administrator (the “Administration Agreement”), including rent, the fees and expenses associated with performing administrative functions, and its allocable portion of the compensation of its Chief Financial Officer, Chief Operating Officer and any administrative support staff, including accounting personnel. The Fund also reimburses the Adviser for the costs associated with the functions performed by its Chief Compliance Officer that the Adviser pays on the Fund’s behalf pursuant to the terms of an agreement between the Fund and Vigilant, LLC (“Vigilant”). These arrangements could create conflicts of interest that the Fund’s Board must monitor.

For a description of the fees and expenses that the Fund pays to the Adviser and the Administrator, see “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee and Performance Fee” and “The Adviser and the Administrator—The Administrator and the Administration Agreement.”

Principal Investment Strategies

Collateralized Loan Obligation (CLO) Overview

The Fund’s investment portfolio consists primarily of investments in mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations that are collateralized by portfolios of corporate credit assets. These assets are primarily non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds. Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity, and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities in which the Fund typically invests are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal.

The Fund may also invest in other related securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs” or “warehouses”) and securities issued by other securitization vehicles, such as collateralized bond obligations (“CBOs”). LAFs are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, which magnifies the Fund’s risk of loss on such investments. The LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing, which also magnifies the Fund’s risk of loss on such investments.

Most CLOs are non-static, revolving structures that generally allow for reinvestment of capital by an external manager (the “CLO Collateral Manager”) over a pre-specified period (the “Reinvestment Period”), typically up to five years from issuance. The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

A CLO finances its initial purchase of a portfolio of assets via the issuance of CLO debt and equity tranches, with the debt tranches typically carrying floating-rate coupons. CLO debt tranches typically carry ratings at issuance ranging from “AAA” (or its equivalent) at the most senior level to “BB-” or “B-” (or its equivalent), which are below investment grade, at the junior level, typically by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”). The coupon on CLO debt tranches is typically lowest at the AAA-level and generally increases at each level down the ratings scale. CLO equity tranches are unrated, and at issuance typically represent approximately 6% to 11% of a CLO’s capital structure. The diagram below is for illustrative purposes only and is intended to depict the general structure of a typical CLO. Some CLOs also include a B-rated debt tranche (in which the Fund may invest), and the structure of CLOs in which the Fund invests may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the CLO in order of seniority as to relative rights to receive payments from the assets. The ranges appearing directly below the rating of each class represent the percentages that such classes typically comprise, at issuance, of the overall “capital structure” (i.e., total debt and equity issued by the CLO).

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the CLO indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

FINANCING AND HEDGING STRATEGY

Leverage by the Fund. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt or other “senior securities”) or 200% or more (for leverage obtained through preferred shares). As one example, if the Fund has $100 in “Net Asset Value” (as defined below), it may utilize leverage through obtaining debt or other “senior securities” subject to a 300% asset coverage requirement, which will typically result in a debt limit of $50 (e.g., $150 in total assets compared to $50 in debt or other “senior securities”). As another example, if the Fund has $100 in “Net Asset Value” (as defined below) and no debt, it may issue $100 in preferred shares subject to a 200% asset coverage requirement, which will typically result in a $100 limit on preferred shares (e.g., $200 in total assets compared to $100 in preferred shares). “Net asset value” means the total assets of the Fund minus the Fund’s total liabilities. The Fund also may add financial leverage through borrowings entered into under reverse repurchase agreements subject to the requirements discussed under “Derivatives Transactions” below. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. Certain instruments that create leverage are considered to be senior securities under the 1940 Act.

In the event the Fund fails to meet its applicable asset coverage ratio requirements, the Fund may not be able to incur additional debt and/or issue preferred shares, and could be required by law or otherwise to sell a portion of its investments to repay some debt or redeem preferred shares (if any) when it is disadvantageous to do so, which could have a material adverse effect on its operations, and the Fund may not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for treatment as a RIC for U.S. federal income tax purposes.

The Fund expects that it will, or may need to, raise additional capital in the future to fund its continued growth or otherwise, and the Fund may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, the Fund may incur additional leverage opportunistically and may choose to increase or decrease its leverage. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging its investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by its shareholders, and its leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial negative change will occur in the Fund’s net asset value per common share. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized.

Derivative Transactions. The Fund engages in “Derivative Transactions,” as described below, primarily to hedge against credit, credit spread widening, currency, interest rate, and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments. However, the Fund may also use Derivative Transactions for investment purposes to the extent consistent with its investment objectives if the Adviser deems it appropriate to do so. The Fund may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter (“OTC”) options, futures, options on futures, swaps and similar instruments, various interest rate-related products, such as fixed-to-floating interest rate swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. Collectively, the Fund refers to these financial management techniques as “Derivative Transactions.” The use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the strategy and use of derivatives will be successful, and the Fund’s investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

As required by Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), funds that engage in derivatives transactions, other than “limited derivatives users” (as defined under the Derivatives Rule), generally must adopt and implement a written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Fund’s derivatives risks, while taking into account the Fund’s derivatives and other investments. The Derivatives Rule mandates that the fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) reporting and recordkeeping requirements. The Fund has adopted and implemented a Derivatives Risk Management Program. However, the Fund may elect in the future, without notice to shareholders, to operate as a “limited derivatives user,” in which case it would no longer be required to maintain its Derivatives Risk Management Program.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35 days are deemed not to involve a “senior security” for the purposes of the asset coverage tests described above. The Fund has currently elected to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions,” subject to the requirements of the 1940 Act under the Derivatives Rule, but alternatively may elect to treat such transactions as borrowings subject to the asset coverage requirements discussed above. Further, the Fund is permitted under the Derivatives Rule to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. However, the Fund may elect in the future, without notice to shareholders, to no longer treat these types of liabilities as derivative transactions.

Hedging with Short Sales. As part of its hedging program, the Fund may seek to engage in short sales or take short positions. Short selling typically involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to repurchase the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale may create the risk of an unlimited loss, in that the price of the underlying security might theoretically increase without limit, thus increasing the cost of repurchasing the securities.

The Fund may not be able to borrow the securities that it seeks to sell short, or repurchase the securities that it has sold short. Market conditions, including lower liquidity and regulatory restrictions during periods of financial stress, could limit the Fund’s ability to enter or maintain short positions effectively. Further, repurchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the Fund’s loss.

Temporary Defensive Position. The Fund may take a temporary defensive position and substantially increase its credit hedges and/or invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short-term fixed income securities during periods in which the Fund believes that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and other assets in which the Fund invests are generally illiquid in nature, the Fund may not be able to dispose of such investments and take a defensive position. To the extent that the Fund invests defensively, the Fund likely will not achieve its investment objectives.

OPERATING AND REGULATORY STRUCTURE

The Fund is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, the Fund intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code.

Pursuant to the Investment Advisory Agreement by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Base Management Fee”) and a performance fee (the “Performance Fee”).

The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the Fund’s “Net Asset Value” as of the end of such fiscal quarter. The Base Management Fee is prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter and is calculated and payable quarterly in arrears.

The Performance Fee is calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity equal to 2.00% per quarter (i.e., 8.00% per annum), and is subject to a “catch-up” feature.

Specifically:

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter;

○	Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

For these purposes, the following definitions are applicable:

“Hurdle Amount” for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

“Hurdle Rate” means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

“Net Asset Value” means the figure that is equal to the total assets of the Fund minus its total liabilities.

“Net Asset Value of Common Equity” means the portion of Net Asset Value attributable to common equity.

“Pre-Performance Fee Net Investment Income” for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a calendar quarter. See “The Investment Advisory Agreement—Management Fees.”

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with research, trading and investment management of the Fund.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

The Fund’s executive officers, Portfolio Managers and certain trustees, and the Adviser, the Administrator and their affiliates’ officers and employees, have several conflicts of interest as a result of affiliations they have and other activities in which they engage. The Adviser and the Administrator are indirectly owned by Ellington Management Group, L.L.C. (“EMG”), a registered investment adviser that provides advisory services to several clients unrelated to the Fund. The Fund’s executive officers, Portfolio Managers and certain trustees, and members of the Adviser’s and the Administrator’s respective management teams, are also employees, officers and/or principals of EMG. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser and the Administrator as the Adviser and the Administrator, respectively, may determine to be reasonably necessary to perform their respective obligations under the Advisory Agreement and the Administration Agreement. The fact that the same individuals affiliated with the Fund are also affiliated with the Adviser, the Administrator and EMG may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the Fund’s best interest.

The Fund’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser, the Administrator, EMG and certain of their affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the Fund pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Fund or its shareholders. The Adviser has entered into, and may in the future enter into, additional business arrangements with certain of the Fund’s shareholders, including granting beneficial ownership in limited liability company interests in the Adviser. In such cases, such shareholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among the Fund, other advisory clients and other business activities.

Other Accounts

The Adviser is responsible for the investment decisions made on the Fund’s behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for its account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the Fund and any other account managed by such person. See “—Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have higher performance fees than the Fund, and/or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as mezzanine debt and equity tranches, which conflict with the positions held by other accounts in such CLOs, such as those held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the Fund.

Further, the professional staff of the Adviser and Administrator will devote as much time to the Fund as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the Fund has no interests. In addition, payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of certain of the Administrator’s expenses. See “The Adviser and the Administrator—The Administrator and the Administration Agreement” herein. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among the Fund and its affiliates and other business ventures or clients.

Allocation of Investment Opportunities

As a fiduciary, Ellington has a duty to act in the best interests of its clients and to allocate investment opportunities in a fair and equitable manner over time. Ellington has adopted policies and procedures designed to govern the allocation of investment opportunities among multiple client accounts in a manner that it believes is consistent with its fiduciary duties, taking into account various factors. These factors may include, but are not limited to, regulatory, tax, or legal considerations applicable to an account, the investment guidelines and restrictions of a particular client, the risk and return profile of the investment, available capital, liquidity needs, and other relevant circumstances.

Investment opportunities may be allocated using various methodologies, including rotational, percentage-based, or other allocation approaches, provided that such methodologies are consistent with Ellington’s internal conflict of interest and allocation policies and the requirements of applicable law, including the Advisers Act, the 1940 Act and other applicable laws, rules, and regulations. Automated allocation tools may be utilized as part of its portfolio management system to assist in trade allocation, and may be subject to review and oversight by Ellington’s risk management and compliance teams.

In certain cases, priority may be given to accounts in a ramp-up or start-up phase, including the Fund, as such accounts seek to establish their investment portfolios. While this prioritization is permitted within Ellington’s policies, the policies allow for a protocol of allocating assets so that, on an overall basis, each account is treated equitably. As part of these policies, the Fund may be excluded from specified allocations of assets for tax, regulatory, risk management, or similar reasons.

In addition, an account managed by the Adviser, such as the Fund, is expected to be considered for the allocation of investment opportunities alongside other accounts managed by Ellington. However, there is no assurance that a particular opportunity will be allocated to any particular account in a certain manner or that any such account, including the Fund, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for the Fund’s targeted investments is more limited than the market for other credit-related investments. As a result, the Fund’s investments are generally measured at fair value. The values of such investments are determined by the Adviser in good faith, subject to the Board’s oversight and in accordance with the 1940 Act and the Fund’s valuation policies, based on relevant information compiled by the Adviser and third-party pricing services (when available), as follows:

●	For investments that are readily valued, such as exchange-traded securities, valuations are generally based on market prices provided by recognized pricing sources.

●	For investments that do not have readily available market quotations, including CLO securities and other structured products, the Adviser may value these investments using third-party pricing services, if available. The Adviser’s Valuation Committee oversees the valuation process and reviews third-party prices when received. In cases where third-party pricing is unavailable, deemed unreliable or otherwise not received, The Adviser may determine fair value in good faith using internal models, market data, and/or input from portfolio management.

Due to the limited market liquidity of certain investments, valuations may involve subjective judgment and could differ materially from values that would be realized in an actual transaction. There is no guarantee that the Fund will be able to sell an investment at the fair value of such investment as determined by the Fund. See “Determination of Net Asset Value” for more information.

The Interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in the valuation process, and the interest of the Interested Trustees in the Adviser and Ellington, could result in a conflict of interest because, for example, the management fees paid to the Adviser are based in part on the Fund’s Net Asset Value.

Co-Investment Relief and Related Party Transactions

In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator, or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser, the Administrator, and their respective affiliates, employees, officers, and directors. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance, or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.

The Nominating and Corporate Governance Committee (the “Governance Committee”) of the Fund reviews and approves in advance any related-party transactions, except for certain transactions pre-approved under guidelines or rules established by the Governance Committee or the Board. The Governance Committee may prohibit any transaction it determines to be inconsistent with the interests of the Fund and its shareholders.

In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. The Fund, the Adviser and certain of their affiliates have received an exemptive order from the SEC that permits the Fund and other investment funds managed by Ellington to coinvest with each other and with other affiliated entities (the “Co-Investment Exemptive Order”). As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activity. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

In the course of their advisory and other activities, the Adviser and Ellington may acquire confidential or material non-public information or become subject to trading restrictions in certain securities. As a result, the Adviser may be unable to use or disclose such information, even when it could be useful to investment decisions. These restrictions may limit the Adviser’s ability to initiate or exit transactions on behalf of the Fund, which could prevent the Fund from acquiring or disposing of certain investments.

Other Conflicts of Interest

In the ordinary course of its business, Ellington may face other conflicts of interest in managing multiple client accounts. These conflicts may arise due to differing investment advice, competing interests in the same issuer or securitization, joint participation in transactions, investment in other client accounts, service provider relationships, and the receipt of administrative, servicing, or other fees. For example, client accounts may be provided with differing investment recommendations, take opposing positions in the same security, or invest in different levels of an issuer’s capital structure, which may create competing economic interests. In certain cases, Ellington or its affiliates may manage securitizations or structured vehicles in which client accounts invest, act as a servicer or administrator for client transactions, or determine whether services should be provided by third-party vendors or in-house resources. These situations may present conflicts where Ellington has incentives to maximize fees, allocate investments among accounts, or select service providers based on existing relationships. Additionally, conflicts may arise when client accounts provide guarantees, indemnities, or financing through joint vehicles, or when Ellington determines whether to invest in affiliated entities.

Both EMG and the Adviser have adopted policies and procedures to identify, manage, and mitigate potential conflicts of interest in a manner consistent with their fiduciary duties. However, there is no guarantee that all conflicts can be eliminated or that actions taken on behalf of another client account will not adversely affect the Fund.

Code of Ethics and Compliance Procedures

To address potential conflicts of interest, the Fund has adopted a code of ethics under Rule 17j-l under the 1940 Act. Separately, the Adviser has adopted EMG’s Code of Ethics (the “Adviser Code of Ethics”) which applies to the Adviser’s officers and employees. The Adviser Code of Ethics requires personnel to (i) act in the best interests of the Adviser and its client accounts (including the Fund), (ii) conduct themselves in good faith and in an ethical manner, (iii) avoid conflicts of interest with client accounts to the extent reasonably possible, and (iv) identify and manage conflicts of interest as they arise. Personnel subject to each code of ethics may invest in securities for their personal accounts, including investments that may be purchased or held by the Fund, provided that such transactions comply with the applicable pre-clearance, reporting, and trading restrictions. The Fund’s trustees and officers, and the officers and employees of the Adviser, must also comply with applicable U.S. federal securities laws and promptly report any actual or suspected violations to supervisory personnel.

The Adviser believes it has established a working environment, firm-wide compliance culture, and compliance procedures and systems reasonably designed to manage potential conflicts of interest. The Adviser has adopted policies and procedures governing, among other things, the execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest. These policies are designed to ensure that all client accounts are treated equitably over time.

In addition, each code of ethics referenced above is incorporated by reference as an exhibit to the registration statement that this prospectus is a part of and is available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies may also be obtained for a duplicating fee by emailing publicinfo@sec.gov.

ADDITIONAL INFORMATION

The Fund will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The Fund maintains a website at http://www.ellingtoncredit.com and makes all of its periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through the Fund’s website. The Fund makes its website content available for informational purposes only. The Fund’s website should not be relied upon for investment purposes, nor is it incorporated by reference into this Prospectus. The SEC maintains a website that contains reports, proxy and information statements and other information the Fund files with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained for a duplicating fee by emailing publicinfo@sec.gov.

CORPORATE INFORMATION

Our principal executive offices are located at 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870. The Fund maintains a website at www.ellingtoncredit.com (which is not intended to be an active hyperlink). Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

CERTAIN TERMS OF THE NOTES AND THE OFFERING

This prospectus sets forth certain terms of the Notes that the Fund is offering pursuant to this prospectus. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the base indenture (together with any supplemental indenture, the “Indenture”).

Issuer	Ellington Credit Company
Title of the Securities	% Notes due
Initial Aggregate Principal Amount Being Offered	$
Maturity Date
Initial Public Offering Price	% of the aggregate principal amount of Notes, plus accrued interest from , if settlement occurs after that date.
Over-allotment option	The underwriters may also purchase from the Fund up to an additional $ aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus within 30 days from the date of this prospectus.
Interest Rate	%
Yield to Maturity	%
Issue Date	, 2025
Maturity Date	,
Principal Payable at Maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee for the Notes or at such other office in New York, New York as the Fund may designate.
Interest Payment Dates	, , and , commencing , 2026.
Listing	The Fund intends to list the Notes on The New York Stock Exchange within 30 days of the original issue date under the trading symbol “ ”.
No Established Trading Market	The Notes are a new issue of securities with no established trading market. Although certain of the underwriters have informed the Fund that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, the Fund cannot assure you that a liquid market for the Notes will develop or be maintained.
Ranking of Notes

The Notes will be the Fund’s general unsecured obligations that rank:

●     senior in right of payment to all of the Fund’s future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes;

●     pari passu, or equally, in right of payment with all of the Fund’s existing and future senior indebtedness that is not so subordinated, or junior;

●     pari passu, or equally, with the Fund’s general liabilities (i.e. liabilities, excluding indebtedness);

●     effectively subordinated, or junior, to any of the Fund’s secured indebtedness and guarantees (including unsecured indebtedness that the Fund later secures) with respect the collateral securing such indebtedness and guarantees; and

●     structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.

As of September 30, 2025, the Fund’s total consolidated indebtedness was approximately $          in aggregate principal amount outstanding, of which approximately $          was secured indebtedness at the Fund level, and approximately $          was indebtedness of the Fund’s consolidated subsidiaries.

None of the Fund’s current indebtedness will be subordinated to the Notes. See “Capitalization.”

Denominations	The Fund will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.
Optional Redemption	On or after (the “Optional Redemption Date”), the Fund may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. No amounts will be set aside for the express purpose of repayment of principal and any unpaid interest on the Notes, and repayment of the Notes will depend upon the Fund’s financial condition as of the maturity date of the Notes.
Change of Control; Offer to Repurchase

If a Change of Control Repurchase Event occurs, unless the Fund has exercised its right to redeem the Notes in full, holders of the Notes will have the right, at their option, to require the Fund to make an offer to repurchase any or all of the Notes for cash at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Except as described above, holders of the Notes will not have the option to require the Notes to be repurchased or repaid prior to the stated maturity date.

Legal Defeasance	The Notes are subject to legal defeasance by the Fund, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Satisfaction and Discharge; Defeasance,” the Fund can legally release itself from all payment and other obligations on the Notes.
Covenant Defeasance	The Notes are subject to covenant defeasance by the Fund, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Satisfaction and Discharge; Defeasance,” the Fund will be released from some of the restrictive covenants in the Indenture.
Form of Notes	The Notes will be represented by one or more global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent

Other Covenants

In addition to any covenants described elsewhere in this prospectus or any accompanying prospectus, the following covenants shall apply to the Notes:

●     The Fund agrees that for the period of time during which the Notes are outstanding, the Fund will not violate (whether or not the Fund are subject to) Section 18(a)(1)(A) of the 1940 Act, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Fund by the SEC. Currently, these provisions generally prohibit the Fund from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless its asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings.

●     The Fund agrees that for the period of time during which the Notes are outstanding, it will not declare any dividend (except a dividend payable in the Fund’s stock), or declare any other distribution, upon a class of the Fund’s capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Fund has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) of the 1940 Act, or any successor provision thereto, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Fund by the SEC, and (ii) any SEC no-action relief granted by the SEC to another closed-end management investment company (or to the Fund if it determines to seek such similar no-action or other relief) permitting such company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B), or any successor provision thereto, as such obligation may be amended or superseded, in order to maintain such company’s status as a RIC under Subchapter M of the Code.

●     If at any time, the Fund is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, as made applicable to the Fund by Sections 30(a) and 30(b) of the 1940 Act, to file any periodic reports with the SEC, the Fund agrees to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, the Fund’s audited annual consolidated financial statements, within 90 days of the Fund’s fiscal year end, and unaudited interim consolidated financial statements, within 90 days of the end of the Fund’s semi-annual reporting period. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Events of Defaults	If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving the Fund.
Further Issuances	The Fund has the ability to issue additional debt securities under the Indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes. If the Fund issues additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.
Use of Proceeds	The Fund expects to use the net proceeds from this offering for general corporate purposes, including (i) funding purchases of additional assets in accordance with the Fund’s investment objectives and strategies and (ii) repaying certain borrowings (on a short-term basis). The Fund’s investment decisions will depend on prevailing market conditions and the opportunities the Adviser identifies and may be adjusted in response to changes in interest rates or economic and credit environments.

Governing Law	The Notes and the Indenture will be governed by and construed in accordance with the laws of the State of New York.

SUMMARY RISK FACTORS

The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments should be considered risky, and investors may lose all or part of their investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund’s securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and its securities are not an appropriate investment for a short-term trading strategy. There can be no assurance that returns, if any, on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet its investment criteria will be available.

The following is a summary of certain principal risks of an investment in the Fund. See “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s securities, including certain risks not summarized below.

●	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness the Fund has currently incurred or may incur in the future.

●	The Notes will be structurally subordinated to the indebtedness and other liabilities of the Fund’s subsidiaries.

●	The Indenture governing the Notes will contain limited protection for holders of the Notes.

●	The optional redemption provision may materially adversely affect your return on the Notes.

●	The Fund may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

●	An active trading market for the Notes may not develop, which could limit the market price of the Notes in the secondary market and a holder’s ability to sell them.

●	A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to the Fund or its securities, if any, could cause the liquidity or market value of the Notes to decline significantly.

●	Because the Notes will initially be held in book-entry form, holders must rely on DTC’s procedures to exercise their rights and remedies.

●	The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.

●	The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.

●	The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.

●	The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.

●	The Fund’s investments in the primary corporate CLO market involve certain additional risks.

●	The Fund and its investments are subject to prepayment and reinvestment risk.

●	The Fund’s portfolio of corporate CLO investments may lack diversification, which may subject the Fund to a risk of significant loss if one or more of these corporate CLOs experience a high level of defaults on collateral.

●	Failure by a CLO to satisfy certain tests, including as a result of loan defaults and/or negative loan ratings migration, may place pressure on the performance of the Fund’s investments in such CLO.

●	CLO investments involve complex documentation and complex accounting considerations.

●	The Fund is dependent on the collateral managers of the corporate CLOs in which the Fund invests, and those corporate CLOs are generally not registered under the 1940 Act.

●	The Fund’s CLO investments often have limited liquidity.

●	The Fund and its corporate CLO investments are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk.

●	The CLOs in which the Fund invests could become subject to U.S. federal income tax or withholding requirements.

●	The Adviser has significant latitude in determining the types of assets the Fund acquires, and there is no specific prohibition in the Fund’s investment strategy, investment guidelines and/or the RIC qualification requirements against investing in investments that are not CLOs.

●	The Fund is subject to risks associated with loan accumulation facilities.

●	The Fund may invest in corporate loans directly.

●	There are risks associated with the implementation of the Conversion.

●	Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

●	Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.

●	The Fund’s investments are concentrated in subordinated and lower-rated securities that generally have greater risks of loss than senior and higher-rated securities and are subject to amplified market risks.

●	To the extent that due diligence is conducted on potential assets, such due diligence may not reveal all the risks associated with such assets and may not reveal other weaknesses in such assets, which could lead to losses.

●	The lack of liquidity in the Fund’s assets may materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

●	The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.

●	The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.

●	The Fund may hedge against changes in corporate credit risks, credit spread widening risks, interest rates, and other risks, which could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make payments on the Notes.

●	There are risks and conflicts of interest associated with the Performance Fee the Fund is obligated to pay the Adviser.

●	The Fund is dependent on the Adviser and certain key personnel of Ellington that are provided to the Fund through the Adviser and may not find a suitable replacement if the Adviser terminates the Investment Advisory Agreement or such key personnel are no longer available to the Fund.

●	There are risks and conflicts of interests associated with the Base Management Fee the Fund is obligated to pay the Adviser.

●	The Board has approved a very broad investment strategy and will generally not review or approve the decisions made by the Adviser to acquire, dispose of, or otherwise manage an asset.

●	The Fund competes with Ellington’s other accounts for access to Ellington and for opportunities to acquire assets.

●	There are other conflicts of interest in the Fund’s relationships with the Adviser and Ellington, which could result in decisions that are not in the best interests of the Fund’s shareholders.

●	The Fund’s declaration of trust contains provisions that make removal of its trustees difficult, which could make it difficult for its shareholders to effect changes to its management.

●	Investment in the Fund has various U.S. federal, state, and local income tax risks.

●	The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders or payments to noteholders.

●	The Fund’s failure to procure adequate funding and capital would adversely affect the Fund’s results and may, in turn, negatively affect its ability to make payments on the Notes.

Investors should carefully review the full “Risk Factors” section of this prospectus for a more detailed discussion of these and other risks associated with an investment in the Fund. There is no guarantee that the Fund will achieve its investment objectives, and investors may lose all or a significant portion of their investment.

RISK FACTORS

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in securities of the Fund. If any of the following risks actually materialize, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Net Asset Value and/or market price of the Fund’s common shares and other securities could decline substantially, in which case investors could lose all or part of their investment in the Fund. Investors should also be aware that during times of increased uncertainty, volatility and distress in economies, financial markets, and labor and health conditions, the risks to which the Fund is subject may also increase significantly compared to normal conditions. Finally, the risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not presently known to it, or not presently deemed material by it, may also impair its operations and performance, as well as the Net Asset Value and/or the market value of the Fund’s securities.

Risks Related to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness the Fund has currently incurred or may incur in the future.

The Notes will not be secured by any assets of the Fund or its subsidiaries. As a result, the Notes are effectively subordinated, or junior, to any secured indebtedness the Fund or its subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which the Fund subsequently grants security), to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any existing or future secured indebtedness of the Fund and its subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment before any remaining assets may be used to pay other creditors, including holders of the Notes. As of September 30, 2025, the Fund had approximately $                aggregate principal amount of secured indebtedness outstanding, which is secured by a material portion of the Fund’s assets.

The Notes will rank pari passu, which means equal in right of payment, with all outstanding and future unsecured, unsubordinated indebtedness issued by the Fund. As of September 30, 2025, the Fund had a total of $                outstanding unsecured, unsubordinated indebtedness. The Notes will also rank pari passu with, or equal to, the Fund’s general liabilities (i.e. liabilities, excluding debt). These general liabilities totaled approximately $                as of September 30, 2025. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of such indebtedness may assert rights equal to the holders of the Notes, which may limit recovery by the holders of the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of the Fund’s subsidiaries.

The Notes are obligations exclusively of the Fund and not of any of its subsidiaries. None of the Fund’s subsidiaries guarantees the Notes, and the Notes are not required to be guaranteed by any future subsidiaries. A significant portion of the indebtedness consolidated on the Fund’s balance sheet is held through subsidiaries and secured by assets of such subsidiaries. The assets of these subsidiaries are not directly available to satisfy the claims of the Fund’s creditors, including holders of the Notes. As of September 30, 2025, the Fund’s subsidiaries had significant amounts of structurally senior indebtedness outstanding.

The Indenture governing the Notes will contain limited protection for holders of the Notes.

The terms of the Indenture and the Notes do not restrict the Fund or any of its subsidiaries from engaging in a variety of corporate actions that could adversely impact Note holders. These include issuing additional debt (secured or unsecured), paying dividends, selling assets, creating liens, entering affiliate transactions, or restricting dividends from subsidiaries. Additionally, the Indenture will not protect Note holders in the event of adverse changes in the Fund’s financial condition or credit ratings, nor does it require maintenance of financial ratios or net worth thresholds.

Other current debt instruments of the Fund may offer more robust covenants and protections than the Notes. Future debt may also contain more favorable terms, and the issuance of such instruments could negatively impact the trading value of the Notes.

Additionally, the terms of the Indenture and the Notes will not protect holders of the Notes in the event that the Fund experiences changes (including significant adverse changes) in its financial condition, results of operations or credit ratings, if any, as they do not require that the Fund or its subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

The Fund’s ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes), and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for the Fund to satisfy its obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of the Fund’s current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt the Fund may issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at the Fund’s option on or after                ,                . The Fund may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

The Fund’s redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

The Fund may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

In the event of a Change of Control Repurchase Event, unless the Fund has exercised its right to redeem the Notes in full, the Fund will be required to offer to repurchase the Notes. The Fund may not have sufficient funds available or be able to raise the required capital to complete the repurchase. Existing credit agreements, including the Fund’s revolving credit facilities, may prohibit such repurchase or constitute an event of default in the event of a change of control, further complicating compliance.

An active trading market for the Notes may not develop, which could limit the market price of the Notes in the secondary market and a holder’s ability to sell them.

The Notes are a new issue of debt securities for which there currently is no trading market. The Fund intends to apply to list the Notes on The New York Stock Exchange within 30 business days of the original issue date under the symbol “         .” There is no assurance that The New York Stock Exchange will approve the listing of the Notes. Even if the listing of the Notes is approved by The New York Stock Exchange, an active trading market may not develop for the Notes and you may have difficulty selling the Notes or may not be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, the Fund’s credit ratings, general economic conditions, the Fund’s financial condition, performance and prospects and other factors. The underwriters have advised the Fund that they intend to make a market in the Notes pending any listing of the Notes on The New York Stock Exchange, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, a liquid trading market may not develop for the Notes, you may not be able to sell your Notes at a particular time and the price you receive when you sell may not be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Therefore, you may be required to bear the financial risk of an investment in the Notes until maturity of the Notes.

In addition, there may be a limited number of buyers when you decide to sell your Notes. This may affect the price, if any, offered for your Notes or your ability to sell your Notes when desired or at all.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to the Fund or its securities, if any, could cause the liquidity or market value of the Notes to decline significantly.

The Fund’s credit rating is an assessment by a rating agency of the Fund’s ability to pay its debts when due. Consequently, real or anticipated changes in the Fund’s credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Private rating agencies may rate the Notes. An explanation of the significance of ratings may be obtained from any such rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The Fund does not undertake any obligation to maintain its credit ratings or to advise holders of Notes of any changes in its credit ratings. There can be no assurance that the Fund’s credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in the Fund, so warrant.

Because the Notes will initially be held in book-entry form, holders must rely on DTC’s procedures to exercise their rights and remedies.

The Fund will initially issue the Notes in the form of one or more Global Notes (as defined below) registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in the Global Notes will be shown on, and transfers of the Global Notes will be effected only through, the records maintained by DTC. Except in limited circumstances, the Fund will not issue certificated notes. See “Description of the Notes — Book-Entry, Settlement and Clearance.” Accordingly, if you own a beneficial interest in a Global Note, then you will not be considered an owner or holder of the Notes. Instead, DTC or its nominee will be the sole holder of the Notes. Payments of principal, interest and other amounts on the Global Notes will be made to the paying agent, who will remit the payments to DTC. The Fund expects that DTC will then credit those payments to the DTC participant accounts that hold book-entry interests in the Global Notes and that those participants will credit the payments to indirect DTC participants. Unlike persons who have certificated notes registered in their names, owners of beneficial interests in the Global Notes will not have the direct right to act on the Fund’s solicitations for consents or requests for waivers or other actions from holders of the Notes. Instead, those beneficial owners will be permitted to act only to the extent that they have received appropriate proxies to do so from DTC or, if applicable, a DTC participant. The applicable procedures for the granting of these proxies may not be sufficient to enable owners of beneficial interests in the Global Notes to vote on any requested actions on a timely basis.

Principal Risks of the Fund

The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.

Investments in corporate CLO securities involve certain risks. Corporate CLOs are securitizations that are typically backed by a pool of corporate loans or similar corporate credit-related assets that serve as collateral. The assets underlying the Fund’s CLO investments generally consist of lower-rated first-lien corporate loans, although certain CLO structures may also allow for limited exposure to other asset classes including unsecured loans, second-lien loans, or corporate bonds. To the extent that the assets underlying the Fund’s CLO investments are rated for creditworthiness by any nationally recognized statistical ratings organizations, they generally carry lower credit ratings, and certain assets may not be rated by any nationally recognized statistical ratings organization. As a result, the assets underlying the Fund’s CLO investments are considered to bear significant credit risks. Corporate issuers of lower-rated debt securities may be highly leveraged and may not have access to more traditional methods of financing. During economic downturns or sustained periods of rising interest rates, issuers of lower-rated debt securities may be likely to experience financial stress, especially if such issuers are highly leveraged, and in such periods the market for lower-rated debt securities could be severely disrupted, adversely affecting the value of such securities.

The risk of loss for lower-rated debt securities is also magnified to the extent that such securities are unsecured or subordinated to more senior creditors. Lower-rated debt securities generally have limited liquidity and limited secondary market support. These risks are further exacerbated in the case of second-lien loans, as they are subordinated to first-lien loans and have weaker recovery prospects in the event of borrower distress or default. Further, ratings downgrades on the Fund’s CLO debt investments may result in its investments being viewed as riskier than they were previously thought to be. This perception of increased riskiness resulting from a downgrade can result in adverse impacts to the market value and liquidity of the Fund’s CLO debt investments, as well as reduce the availability or increase the cost of financing for the Fund’s CLO debt investments, and may impair the Fund’s ability to meet its obligations under the Notes.

The CLOs in which the Fund invests, may acquire loans to smaller companies (“middle-market loans”), which may carry more inherent risks than loans to larger, publicly traded entities. Compared to larger companies, these middle-market companies tend to have more limited access to capital, weaker financial positions, narrower product lines, and tend to be more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. As a result, the securities issued by CLOs that hold significant investments in middle-market loans are generally considered riskier than securities issued by CLOs that primarily invest in broadly syndicated loans.

The corporate loans that underlie the Fund’s CLO investments may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructurings that may result in significant delays in repayment, a significant reduction in the interest rate, and/or a significant write-down of the principal of the loan. A wide range of factors could adversely affect the ability of an underlying corporate borrower to make interest or other payments on its loan. The corporate issuers of the loans or securities underlying the Fund’s CLO investments may be highly leveraged and may be subject to an increased risk of default depending on certain micro- or macro-economic conditions, such as economic recessions, heightened interest rates and/or inflation, tariffs, and other conditions. The risk of economic recession and declining creditworthiness of corporate borrowers would be amplified by rising corporate default rates, tightening credit conditions, and potential credit downgrades in leveraged loan markets. Accordingly, the subordinated and lower-rated (or unrated) CLO securities in which the Fund invests may experience significant price and performance volatility relative to more senior or higher-rated CLO securities, and they are subject to greater risk of loss than more senior or higher-rated CLO securities which, if realized, could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

Such defaults and losses, especially those in excess of the market’s or the Fund’s expectations, would have a negative impact on the value of the Fund’s CLO investments, and reduce the cash flows that the Fund receives from its CLO investments, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

In addition, if a CLO in which the Fund invests experiences an event of default as a result of the CLO’s failure to make a payment when due, the erosion of the CLO’s underlying collateral, or other reasons, the CLO would be subject to the possibility of liquidation. In such cases, the risks are heightened that the collateral underlying the CLO may not be able to be readily liquidated, or that when liquidated, the resulting proceeds would be insufficient to redeem in full the CLO mezzanine debt and equity tranches that are the focus of the Fund’s investment strategy. CLO equity tranches often suffer a loss of all of their value in these circumstances, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes. Furthermore, following an event of default by a CLO, the holders of CLO mezzanine debt and equity tranches typically have limited rights regarding decisions made with respect to the underlying collateral, with the result that such decisions might favor the more senior tranches of the CLO.

In the event of a bankruptcy or insolvency of an issuer of a loan or of an underlying asset held by a CLO in which the Fund invests, a court or other governmental entity may determine that the related claims held by such CLO are not valid or are subject to significant modification. In addition, any payments previously received by such CLO could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Further, “covenant-lite” loans may comprise a significant portion of the underlying collateral of the CLOs in which the Fund invests. Generally, covenant-lite loans provide the obligor with more freedom to take actions that could negatively impact their lenders because the obligor’s covenants are incurrence-based and not maintenance-based, which means that they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. At times, covenant-lite loans have represented a significant majority of the syndicated corporate loan market. To the extent that the corporate CLO securities in which the Fund invests hold covenant-lite loans, the Fund may have a greater risk of loss on such investments as compared to investments in CLOs holding loans with more robust covenants.

The CLOs in which the Fund invests may also acquire interests in corporate loans indirectly, by way of participations. In a participation, the underlying debt obligation remains with the institution that has sold the participation, which typically results in a contractual relationship only with such selling institution, and not with the corporate obligor directly. As a result, the holder of a participation assumes the credit risk of both the obligor and the selling institution and may only have limited rights to influence any decisions made by the selling institution in connection with the underlying debt obligation.

The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.

The corporate borrowers of the underlying assets in a CLO are typically highly leveraged, and there may be few or no restrictions on the amount of indebtedness such borrowers can incur. Substantial indebtedness adds additional risk with respect to a borrower and could (i) limit its ability to borrow money or otherwise access funds for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from executing on favorable business activities or from financing future operations or other capital needs. In some cases, proceeds of indebtedness incurred by a borrower could be paid as a dividend to its equity holders rather than retained by the borrowers for its working capital or to pursue favorable opportunities. Highly leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy, or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If an underlying borrower is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness, it may be forced to take other actions to satisfy its obligations under its indebtedness. These alternative actions may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund. Furthermore, if the borrower is unable to meet its scheduled debt service obligations even after taking these actions, the borrower may be forced into liquidation, dissolution or insolvency, and the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund, could decline significantly or even be rendered worthless. Reductions in the value of the Fund’s CLO investments may negatively impact the Fund’s financial condition and cash flows, and could impair the Fund’s ability to pay interest on, or repay the principal of, the Notes.

The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.

Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from it were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the Fund’s ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with the Fund, and the actions taken may not be in the Fund’s best interests. Furthermore, in recent years, “priming” transactions in the distressed debt sector have become more common. These “priming” arrangements are transactions where a group of debtholders can move collateral away from existing lenders so that it can serve as the primary source of secured assets for new money and/or restructuring existing debt. If the Fund were to hold distressed debt, either directly or indirectly through its CLO investments, that became “primed” by another group of lenders, it could lose all or a significant part of such investment, which could negatively impact the Fund’s financial condition and its ability to pay interest on, or repay the principal of, the Notes.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the value of the Fund’s investment.

There is a risk that a loan agent may become bankrupt or insolvent. If the loan agent becomes bankrupt or insolvent, holders of the related loan may be delayed and possibly impaired in their ability to access the collateral linked to the related indebtedness. They may also be limited in their ability to direct the agent to take actions against the related obligor. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.

The Fund’s investments in corporate CLOs involve certain structural risks.

Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their relative seniority and degree of risk. If the relevant collateral defaults or otherwise underperforms, payments to the more senior tranches of such securitizations take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s corporate CLO investment strategy. CLOs present risks similar to those of other types of credit investments, including credit, interest rate and prepayment risks. See “—The Fund invests in corporate CLOs, which exposes it to risks associated with corporate loans.”

Even though the Fund expects that most of its CLO mezzanine debt investments will have floating rate coupons, these and other of the Fund’s CLO investments are still exposed to interest rate risk. There can be significant mismatches between the timing and frequency of coupon resets on the floating rate CLO debt tranches and the underlying floating rate assets, and furthermore some of the underlying assets may bear fixed coupon rates. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. This reduction in excess interest could adversely impact the Fund’s CLO equity cashflows and valuations, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

CLOs have at times experienced negative credit events in their constituent loans, credit rating downgrades of constituent loans and issued debt tranches, and failures of certain deal metrics. The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of its mezzanine debt and equity tranches.

The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.

As discussed under “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests,” CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. This may reduce a CLO collateral manager’s incentives to prioritize the interests of CLO investors, including the Fund, increase the risk of default as a result of less stringent credit or underwriting standards with respect to the underlying portfolios, and limit investor confidence in the CLOs.

The Fund’s investments in the primary corporate CLO market involve certain additional risks.

Between the pricing date and the closing date of a corporate CLO, the collateral manager generally purchases additional assets for the CLO. During this period, the price and availability of these assets may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of assets that will satisfy specified concentration limitations and allow the CLO to reach the target initial principal amount of collateral prior to the effective date. An inability or delay in reaching the target initial principal amount of collateral may adversely affect the timing and amount of payments received by the holders of CLO mezzanine debt securities and equity securities and could result in early redemptions which could cause significant principal losses on the CLO mezzanine debt and equity securities, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund and its investments are subject to prepayment and reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash flow from asset repayments and sales that is reinvested into substitute assets, subject to compliance with its investment tests and certain other conditions. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired, the excess interest-related cash flow available for distribution to the CLO equity tranches would decline. In addition, prepayment rates of the assets underlying a CLO are driven by a number of factors, including changing interest rates and other factors that are beyond the Fund’s control. Furthermore, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. Such early repayment of CLO debt investments could affect the Fund’s ability to earn anticipated returns, and could impact the Fund’s cash flows available to make payments on the Notes. This and other factors can cause considerable uncertainty in the average lives of the CLO tranches in which the Fund invests.

The Fund’s portfolio of corporate CLO investments may lack diversification, which may subject the Fund to a risk of significant loss if one or more of these corporate CLOs experience a high level of defaults on collateral.

The Fund operates as a non-diversified investment company under the 1940 Act. Therefore, other than the limitations imposed by the 1940 Act, the Fund does not have any limitations on the ability to invest in any one CLO, and its investments may be concentrated in relatively few CLOs, CLOs that have similar risk profiles (including by being concentrated in a limited number of industries), CLOs where there is an overlap of underlying corporate issuers, or CLOs that are managed by the same collateral manager. The overlap of underlying corporate issuers is often more prevalent across CLOs of the same year of origination, as well as across CLOs managed by the same asset manager or collateral manager.

To the extent that the Fund’s CLO investments are more concentrated, the Fund is susceptible to a greater risk of loss if one or more of the CLOs in which the Fund is invested performs poorly, or in the event a CLO collateral manager were to fail, experience the loss of key employees or sell its business. To the extent the Fund invests in CLOs that have a high level of overlap of underlying corporate obligors, there is a greater likelihood of experiencing multiple defaults in the Fund’s CLO portfolio. In general, to the extent that the Fund’s CLO portfolio is less diversified, the Fund may have a greater likelihood of experiencing large overall losses, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

Failure by a CLO to satisfy certain tests, including as a result of loan defaults and/or negative loan ratings migration, may place pressure on the performance of the Fund’s investments in such CLO.

The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of the Fund’s mezzanine debt and equity tranches. In a typical corporate CLO, nonperforming assets, or performing assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits, typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, if an asset were to default, or an asset’s credit rating were to decrease to a lower credit rating level, also known as “negative rating migration,” it could cause a CLO to move out of compliance with some or all of its overcollateralization tests. CLOs are also generally subject to interest coverage tests, under each of which the interest income generated by the underlying assets is compared to the interest owed to a given CLO tranche and all tranches more senior to it. To the extent that any overcollateralization tests or interest coverage tests are breached, cash flows could be diverted away from the CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

CLO investments involve complex documentation and complex accounting considerations.

CLOs are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over the interpretation or enforceability of the documentation may be higher relative to other types of investments. Further, the complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The accounting calculations related to the Fund’s CLO investments are complex in numerous ways. For instance, under GAAP, the Fund calculates its net investment income—which is used to determine the performance fee payable to the Adviser—based on effective yield calculations. These calculations involve significant judgment in projecting expected cash flows. If an investment underperforms expectations, the Fund may accrue more interest income than it ultimately realizes on such investment and pay the Adviser a higher performance fee than it otherwise would have if different projections had been used.

The risks associated with the accounting complexities include inaccurate financial reporting, such as incorrect accruals, reserves and estimates, or the misapplication of accounting standards. These issues could lead to the miscalculation of fees, potentially in favor of the Adviser, and could necessitate a financial restatement. Financial restatements are often costly and time-consuming, and they may lead to regulatory scrutiny, legal proceedings, or shareholder litigation. In addition, a restatement could result in a loss of investor confidence, which would negatively impact the Fund’s reputation in the marketplace and impair its ability to raise capital on favorable terms in the future. A financial restatement could also trigger a significant decline in the price of the Fund’s common shares, eroding shareholder value and potentially exacerbating financial and reputational damage. These events could materially adversely affect the Fund’s business, financial condition and results of operations, as well as its ability to make payments on the Notes.

The Fund is dependent on the collateral managers of the corporate CLOs in which the Fund invests, and those corporate CLOs are generally not registered under the 1940 Act.

The Fund invests in CLO securities issued by CLOs that are managed by collateral managers unaffiliated with the Fund, and the Fund is dependent on the skill and expertise of such managers. While the actions of the CLO collateral managers may significantly affect the return on the Fund’s investments, the Fund typically does not have any direct contractual relationship with these collateral managers.

While the Fund also relies on these collateral managers to act in the best interests of the CLOs in which the Fund invests, there can be no assurance that such collateral managers will do so. Moreover, such collateral managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests, and they may have other incentives to manage the CLO portfolios in a manner that disadvantages the particular classes of notes in which the Fund is invested. Furthermore, since the CLO issuer often provides an indemnity to its collateral manager, the CLO tranches the Fund holds may ultimately bear the burden of any legal claims brought against the collateral manager.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The Fund may only have limited information regarding the underlying assets held by the CLOs in which it invests, and collateral managers may not identify or report issues relating to the underlying assets on a timely basis (or at all) to enable the Fund to take appropriate measures to manage the Fund’s risks. Furthermore, much of the information furnished to the Fund as an investor in a corporate CLO is neither audited nor reviewed, nor is an opinion expressed, by an independent public accountant. Finally, the Fund is not required to disclose to its shareholders any trustee reports or any other information received concerning any of its CLO investments. Thus, the Fund’s shareholders will have limited information on the assets held by, and the performance of, the CLOs in which the Fund invests.

Collateral managers are subject to removal or replacement by other holders of CLO securities without the Fund’s consent and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. The removal, replacement, resignation, or assignment of any particular CLO collateral manager’s role could adversely affect the returns on the CLO securities in which the Fund invests, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s CLO investments often have limited liquidity.

The Fund expects to focus its CLO investment activity in mezzanine debt and equity tranches, which have less liquidity than many other securities, including as a result of lower or no trading volume, transfer restrictions, and their bespoke nature. This illiquidity results in price volatility and can make it more difficult to value or sell these securities if the need arises, which could require the Fund to realize a greater loss if the Fund is ever required to liquidate such assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

The CLOs in which the Fund invests incur significant operating expenses.

The CLOs in which the Fund invests incur significant operating fees and expenses, including but not limited to collateral management fees, administrative expenses, and other operating expenses, which are all indirectly borne by CLO investors. CLO collateral management base fees, which typically range from 0.30% to 0.50% of a CLO’s total assets, are charged on the CLO’s total assets and are usually paid from residual cash flows after interest payments to senior debt tranches. Additional CLO operating expenses, estimated at 0.30% to 0.70%, may also apply, although these are not routinely reported in a standardized manner. Furthermore, CLO collateral managers may also earn incentive fees tied to equity cash flows once the equity tranche achieves a cash-on-cash return of capital and a specified “hurdle” rate. All of these fees and expenses are borne first by the CLO equity tranche due to its subordinated position. Given that the CLO equity tranche represents only a fraction of the value of the entire CLO, these fees and expenses are greatly magnified when expressed as a percentage of the value of the CLO equity tranche. Both types of CLO tranches in which the Fund invests (equity tranches and mezzanine debt tranches) may bear these expenses, with the equity tranche—being the most subordinated—usually shouldering these costs. To the extent that the CLO equity tranche has suffered or will suffer a total principal loss, mezzanine debt tranches will then effectively bear these fees and expenses.

In addition to the collateral management fees, administrative expenses, and other operating expenses incurred by the CLOs in which the Fund invests (and therefore indirectly incurred by the Fund), the Fund will also directly incur the Base Management Fee and the Performance Fee payable to the Adviser, as well as all the other operating expenses of the Fund. Therefore, each shareholder bears his or her share of the Base Management Fee and the Performance Fee of the Adviser, the Fund’s other operating expenses as well as indirectly bearing the ratable share of the collateral management fees, administrative expenses, and other operating expenses of a CLO.

The Fund and its corporate CLO investments are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk.

While the Fund invests primarily in CLOs that hold underlying U.S. assets, the Fund may also invest in corporate CLOs that hold non-U.S. assets, and the Fund expects that many of the CLO issuers in which the Fund invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

A portion of the Fund’s CLO investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates may materially adversely affect the value of these investments, which could, in turn, impair the Fund’s ability to make payments on the Notes.

The CLOs in which the Fund invests could become subject to U.S. federal income tax or withholding requirements.

The CLO issuers in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure that the CLO is not treated for U.S. federal income tax purposes as engaged in a U.S. trade or business. If a CLO issuer fails to comply with the investment guidelines, or if the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business, such CLO could be subject to U.S. federal income tax, which could reduce the amount available to distribute to mezzanine debt and equity holders in such CLO, including the Fund, and thereby adversely affect the Fund’s ability to make payments on the Notes.

The Code imposes a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, certain payments received by such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and mezzanine debt holders in such CLO, including the Fund, and thereby materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Adviser has significant latitude in determining the types of assets the Fund acquires, and there is no specific prohibition in the Fund’s investment strategy, investment guidelines and/or the RIC qualification requirements against investing in investments that are not CLOs.

To maintain the Fund’s qualification as a RIC and compliance with the 1940 Act, the Fund is subject to various requirements and tests that impose limits on its investment strategy. However, other than as described in this prospectus, neither the broad investment guidelines in its Investment Advisory Agreement, the RIC qualification requirements, nor the 1940 Act impose any specific limits on, or prohibitions against, investing its capital in investments that are not CLOs. Under the terms of the Investment Advisory Agreement, the Adviser has significant latitude within its broad investment guidelines in determining the types of assets it may acquire. The Board generally does not review individual acquisitions, dispositions, or many other management decisions.

The Fund is subject to risks associated with loan accumulation facilities.

The Fund may invest capital in CLO warehouse facilities, otherwise known as loan accumulation facilities (“LAFs” or “Warehouses”). LAFs are generally short- to medium- term financing facilities provided by the investment bank that will ultimately serve as the arranger on a CLO transaction. Utilizing equity capital provided by the LAF investors and debt financing provided by the investment bank, LAFs acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. This period of accumulating assets, often known as the “warehouse period,” typically terminates when the CLO vehicle issues various tranches of debt and equity securities to the market, using the issuance proceeds to repay the investment bank financing. Investments in LAFs have risks similar to those applicable to investments in CLO equity securities. The LAFs in which the Fund intends to invest are highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing, which also magnifies the Fund’s risk of loss on such investments. See “The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.” Further, in the event that the corporate credit assets accumulated by a LAF are not eligible for purchase by the planned CLO, or in the event that the planned CLO is not issued, the LAF investors may be responsible for either holding or disposing of said assets, exposing the Fund to credit risk and/or market risk. This scenario may become more likely in times of economic distress or when the loans comprising the collateral pool of such warehouse, even if still performing, may have declined materially in market value, and the Fund may suffer a loss upon the disposition of these assets. The occurrence of any of the foregoing or similar events could affect the Fund’s investments in LAFs and, consequently, could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund may invest in corporate loans directly.

In addition to gaining exposure to corporate loans through investments in CLO securities, the Fund may also invest in corporate loans directly. In some cases, these loan investments may result from asset sales or in-kind distributions from CLOs in which the Fund has invested, but in other cases the Fund may acquire such loans directly in the open market. To the extent the Fund invests in corporate loans directly, it will be exposed to all of the risks associated with corporate loans that CLOs are exposed to, as described above. See “—The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.”; “—The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.” and “—The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.”

Risks Related to the Fund’s Business

There are risks associated with the implementation of the Conversion.

The implementation of the Conversion required the Fund to make several changes to its day-to-day functions, including a number of complex operational, accounting, regulatory, and market-related changes. Each of these changes include significant risks, each of which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes. These risks include, but are not limited to:

●	Regulatory and Compliance Risks Related to Bank Custody Rules – Following the Conversion, the Fund is subject to new regulatory requirements, including bank custody rules that were not previously applicable. Compliance with these rules necessitated changes in the Fund’s operational processes, including its custodial arrangements and its master trade agreements with its counterparties, potentially leading to additional costs, operational burdens, or constraints on its available executing counterparties for certain transactions.

●	Tax and Structural Uncertainties – The Conversion may result in unanticipated tax liabilities, including potential recognition of taxable gains or other inefficiencies that could impact the Fund. Additionally, changes in tax laws, IRS interpretations, or regulatory guidance could further affect the Fund’s tax treatment and require further adjustments to its structure. See also “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders or payments to noteholders.”

●	Accounting, Operational and Systems Transition – Following the Conversion, the Fund prospectively applied investment company accounting and, accordingly, it has modified its internal systems, reporting processes, and third-party service provider arrangements as a result of the Conversion. Any delays, errors, or other challenges related to the transition to investment company accounting could result in operational disruptions, compliance issues, or increased administrative costs.

●	Legal and Regulatory – Upon the Conversion, the Fund became subject to the 1940 Act, implicating a new regulatory reporting regime, including a new schedule, and new reporting forms, and additional compliance obligations, including the implementation of the Derivatives Risk Management Program. Adapting to this new regime may require enhancements to internal compliance protocols, additional personnel, and increased oversight, all of which could increase costs and regulatory risks and there may be delays, errors, or other challenges in adapting to the rules, regulations and requirements of the 1940 Act.

The Fund’s ability to achieve its objectives is contingent on the Fund’s ability to manage and maintain all of these, and other changes, to its business. Any failure to do so could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes as well as its ability to comply with the requirements of the 1940 Act. Any failure on the part of the Fund to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make payments on the Notes.

Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

Actions by the Federal Reserve (and similar actions by other central banks), including tightening or easing of monetary policy, increases or decreases in short-term interest rates, balance sheet liquidations or runoff, or other actions, or the perception that the Federal Reserve or other central banks are failing to take actions deemed necessary or advisable by the market, could cause elevated market volatility and adversely impact the value and performance of the Fund’s assets and the ability of the Fund to borrow money or otherwise access capital to fund its operations. See also “—Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets” for the impact of changing interest rates on the Fund’s business.

Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.

Although most of the assets underlying the Fund’s CLO investments carry floating rate coupons, some may have fixed rate coupons or have a fixed rate component, which is most apparent when a given CLO is backed by corporate bonds, rather than loans, since bonds generally are issued with a fixed coupon. The fixed coupons on assets of this nature present some risk of cashflow mismatch between the Fund’s liabilities and its assets, since the Fund’s primary short term liabilities are expected to be reverse repurchase agreements. Reverse repurchase agreement borrowings typically bear a floating rate, and so are typically sensitive to changes in short term interest rates, since maturing reverse repurchase agreements will typically be replaced by new reverse repurchase agreements bearing interest rates based on short term interest rates at the time of the replacement transaction. If the income from the Fund’s assets is insufficient to support the interest payments on its liabilities due to a rise in short term interest rates, the Fund may be forced to reduce its positions, potentially during an inopportune time in the market, which could force it to realize losses or be unable to hold its desired amount of assets.

The Fund may also issue fixed rate debt, which could introduce a similar mismatch between interest owed on liabilities and interest income earned on its assets. As noted above, the Fund will primarily invest in CLOs that bear a floating rate coupon. In a falling interest rate environment, the Fund’s assets can be expected to pay a lower coupon rate, but any fixed-rate debt issued by the Fund will continue to require fixed payments, which could exceed the interest income available from its floating rate assets. This, too, could result in the Fund being forced to sell certain positions in order to meet interest and/or principal payments on its fixed liabilities.

The Fund may initiate and maintain derivative and similar positions in order to address both forms of interest rate mismatch, though the Fund is not required to do so. There can be no certainty that such positions, if they are initiated, will be effective at eliminating the Fund’s exposure to interest rate mismatches. Furthermore, derivative and similar positions come with their own risks, including liquidity risk, which may impact the Fund’s ability to close or adjust such positions efficiently. See “—Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.”

While increases in interest rates will typically increase the interest income on the Fund’s CLO debt investments, which are generally floating rate in nature, they could also place pressure on the ability of the corporate borrowers underlying the Fund’s CLO investments to cover their interest expenses or to refinance their debt, potentially resulting in higher credit losses on the Fund’s CLO investments. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. Finally, assets held directly or indirectly by the Fund that pay a fixed rate coupon typically decline in value when interest rates increase, and if interest rates were to increase significantly, not only would the market value of these assets be expected to decline, but these assets could lengthen in duration because borrowers would be less likely to prepay their fixed rate corporate borrowings, both of which would be expected to have an adverse impact on the Fund’s financial results.

Interest rates can change quickly and are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond the Fund’s control. Moreover, concerns over the United States’ debt ceiling and budget-deficit increase the possibility of downgrades by rating agencies to the U.S. government’s credit rating, which could cause interest rates and borrowing costs to rise. Interest rate movements are highly uncertain and notoriously difficult to predict. For example, from February 28, 2022 to October 31, 2023, the lower bound of the Federal Reserve’s Federal Funds Target Rate rose from 0.00% to 5.25%, while the yield on the ten-year U.S. Treasury rose from 1.83% to 4.93%. While the Fund may opportunistically hedge its exposure to changes in interest rates, such hedging may be limited by the tax rules governing RICs, and the Fund can provide no assurance that its hedges will be successful or that the Fund will be able to enter into or maintain such hedges. As a result, interest rate fluctuations can cause significant losses, reductions in income, and can limit the cash available to pay dividends to its shareholders.

Difficult conditions in the corporate sector as well as general market concerns may adversely affect the value of the assets in which the Fund invests.

The Fund’s business is materially affected by conditions in the corporate sector, the financial markets, and the economy, including inflation, interest rates, energy costs, unemployment, geopolitical issues, concerns over the creditworthiness of governments worldwide and the stability of the global banking system. Any deterioration of financial markets or the economy or investor perception of the risks associated with financial markets or the economy could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s investments are concentrated in subordinated and lower-rated securities that generally have greater risks of loss than senior and higher-rated securities and are subject to amplified market risks.

The Fund’s portfolio is concentrated in CLO mezzanine debt and equity tranches. These tranches are subordinated in cash flow priority to other more “senior” securities of the same CLO securitization and therefore absorb losses from CLO asset defaults before senior tranches are at risk. The CLO equity tranche typically represents less than 15% of the overall principal balance of a CLO, but it absorbs 100% of the CLO’s credit losses until its principal balance has been written off, after which the mezzanine debt absorbs all losses. As a result, the CLO equity and mezzanine securities that the Fund targets are deemed by rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Such securities are therefore considered to be highly speculative investments. When a CLO underlying corporate borrower defaults, the Fund generally has the right to receive payments only from the CLOs and has no direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. The value and performance of CLO securities are subject to the same types of political and economic factors and risks that affect corporate issuers and capital markets generally, but, for all of the foregoing reasons, these risks are amplified in the case of CLO mezzanine debt and equity tranches.

To the extent that due diligence is conducted on potential assets, such due diligence may not reveal all the risks associated with such assets and may not reveal other weaknesses in such assets, which could lead to losses.

Before making an investment, the Adviser may decide to conduct (either directly or using third parties) certain due diligence on a potential investment. There can be no assurance that the Adviser will conduct any specific level of due diligence, or that, among other things, the Adviser’s due diligence processes will uncover all relevant facts or that any purchase will be successful, which could result in losses on these assets, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund relies on analytical models and other data to analyze potential asset acquisition and disposition opportunities and to manage its portfolio. Such models and other data may be incorrect, misleading or incomplete, which could cause the Fund to purchase assets that do not meet the Fund’s expectations or to make asset management decisions that are not in line with its strategy.

The Fund relies on the Adviser and the Adviser relies on the analytical models used by Ellington (both proprietary and third-party models) and information and data supplied by third parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If Ellington’s models (including the data utilized by the models) and/or third party models or data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Adviser’s reliance on the models and data used by Ellington may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.

Some of the risks of relying on analytical models and third-party data include the following:

●	collateral cash flows and/or liability structures may be incorrectly modeled in all or only certain scenarios, or may be modeled based on simplifying assumptions that lead to errors;

●	information about assets or the underlying collateral may be incorrect, incomplete, or misleading;

●	asset, collateral, or CLO historical performance (such as historical prepayments, defaults, cash flows, etc.) may be incorrectly reported, or subject to interpretation (e.g., different CLO issuers may report delinquency and default statistics based on different definitions of what constitutes a delinquent or defaulted loan); and

●	asset, collateral, or CLO information may be outdated, in which case the models may contain incorrect assumptions as to what has occurred since the date information was last updated.

Some models, such as prepayment models or default models, may be predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, the predictive models used by the Adviser may differ substantially from those models used by other market participants, with the result that valuations based on these predictive models may be substantially higher or lower for certain assets than actual market prices. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data, and, in the case of predicting performance in scenarios with little or no historical precedent (such as extreme broad-based widening in corporate credit yield spreads or deep economic recessions or depressions), such models must employ greater degrees of extrapolation and are therefore more speculative and of more limited reliability.

All valuation models rely on correct market data inputs. If incorrect market data is entered into even a well-founded valuation model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics or whose values are particularly sensitive to various factors. If the Fund’s market data inputs are incorrect or its model prices differ substantially from market prices, its business, financial condition and results of operations, and its ability to make payments on the Notes could be materially adversely affected.

The Fund’s investment portfolio is recorded at market value and/or fair value, with its Board overseeing its Valuation Designee in its determination of fair value and, as a result, there will be uncertainty as to the value of its portfolio investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value, if such value is readily available, or fair value, if there is no readily available market value, as determined by the Adviser in good faith, as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, in accordance with its written valuation policy and subject to the oversight of the Board. Typically, there will not be a widely visible public market for the type of investments the Fund targets. As a result, the Fund will value these securities at fair value based on relevant information compiled by the Adviser and third-party pricing services (when available), and with oversight conducted by the Board. The values of the Fund’s investments are often not readily determinable.

The determination of market value or fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process conducted by the Adviser and overseen by the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time, especially during periods of elevated market volatility, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Fund may not obtain third-party valuations for all of its assets. Changes in the fair value of the Fund’s assets directly impact its net income through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the determination of fair value has a material impact on its net income.

While in many cases the Adviser’s determination of the fair value of its assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment, and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable, and many or all of the Fund’s CLO investments may trade infrequently and are illiquid. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers and pricing services may claim to furnish valuations only as an accommodation and without special compensation, and they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

Market-based inputs are generally the preferred source of values for purposes of measuring the fair value of the Fund’s assets under U.S. GAAP. However, the markets for the Fund’s investments have experienced, and could in the future experience, extreme volatility, reduced transaction volume and liquidity, and disruption as a result of certain events which has made, and could in the future make, it more difficult for the Fund’s Adviser, and for third-party dealers and pricing services that the Fund uses, to rely on market-based inputs in connection with the valuation of its assets under U.S. GAAP. Furthermore, in determining the fair value of the Fund’s assets, the Adviser uses proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates, interest rates, default rates and loss severities. These assumptions might be especially difficult to project accurately during periods of economic disruption. The fair value of certain of the Fund’s investments may fluctuate over short periods of time, and the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The fair value of the Fund’s investments has a material impact on its earnings through the recording of unrealized appreciation or depreciation of investments and may cause its Net Asset Value on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated Net Asset Value may pay a higher price than the value of its investments might warrant. Conversely, investors selling shares during a period in which the Net Asset Value understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.

The Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes could be materially adversely affected if the Adviser’s fair value determinations of these assets were materially different from the values that would exist if a ready market existed for these assets.

The lack of liquidity in the Fund’s assets may materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

Certain of the assets and other instruments the Fund acquires are not publicly traded. As such, these assets may be subject to legal and other restrictions on resale, transfer, pledge or other disposition, or will otherwise be less liquid than publicly-traded securities. Other assets that the Fund acquires, while publicly traded, have limited liquidity on account of their complexity, turbulent market conditions, or other factors. Illiquid assets typically experience greater price volatility, because a ready market does not exist, and they can be more difficult to value or sell if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its assets. The Fund may also face other restrictions on its ability to liquidate any assets for which the Fund or the Adviser has or could be attributed with material non-public information. Furthermore, assets that are illiquid are more difficult to finance, and to the extent that the Fund finances assets that are or become illiquid, the Fund may lose that financing or have it reduced. If the Fund is unable to sell its assets at favorable prices or at all, it could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund is highly dependent on Ellington’s information systems and those of third-party service providers, and system failures could significantly disrupt the Fund’s business, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s business is highly dependent on Ellington’s communications and information systems and those of third-party service providers. Any failure or interruption of Ellington’s or certain third-party service providers’ systems or cyber-attacks or security breaches of their networks or systems could cause delays or other problems in the Fund’s securities trading activities, could allow unauthorized access for purposes of misappropriating assets, stealing proprietary and confidential information, corrupting data or causing operational disruption, or could prevent the Fund from receiving distributions to which the Fund is entitled, any of which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

Computer malware, ransomware, viruses, and computer hacking and phishing attacks have become more prevalent in the financial services industry and may occur on Ellington’s or certain third party service providers’ systems in the future. The Fund relies heavily on Ellington’s financial, accounting and other data processing systems. Financial services institutions have reported breaches of their systems, some of which have been significant, and Ellington has experienced a data breach, which was not material to its or the Fund’s operations. Even with all reasonable security efforts, not every breach can be prevented or even detected. It is possible that Ellington or certain third-party service providers have experienced an undetected breach, and it is likely that other financial institutions have experienced more breaches than have been detected and reported. There is no assurance that the Fund, Ellington, or certain of the third parties that facilitate the Fund’s and Ellington’s business activities, have not or will not experience a breach. It is difficult to determine what, if any, negative impact may directly result from any specific interruption or cyber-attacks or security breaches of Ellington’s networks or systems (or the networks or systems of certain third parties that facilitate the Fund’s and Ellington’s business activities) or any failure to maintain performance, reliability and security of Ellington’s or certain third-party service providers’ technical infrastructure, but such computer malware, ransomware, viruses, and computer hacking and phishing attacks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

Additionally, operational failures or cyber incidents relating to the Fund’s or Ellington’s third-party service providers (or their service providers) may negatively impact the Fund’s business in the future. If a material operational failure or material breach of the information technology systems of its third-party service providers occurs, the Fund could be required to expend significant amounts of money, be delayed in receiving funds (or not receive them at all) or have to expend significant time and resources to respond to these threats or breaches, each of which could materially adversely impact the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

New technologies also continue to develop, including tools that harness generative artificial intelligence and other machine learning techniques (collectively, “AI”). AI is developing at a rapid pace and becoming more accessible. As a result, the use of such new technologies by the Fund, Ellington, and/or the Fund’s third-party service providers can present additional known and unknown risks, including, among others, the risk that confidential information may be stolen, misappropriated or disclosed and the risk that the Fund, Ellington, and/or its third-party service providers may rely on incorrect, unclear or biased outputs generated by such technologies, any of which could have an adverse impact on the Fund and its business. See “—Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.”

Risks Related to the Fund’s Financing, Hedging, and Derivatives Activities

The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.

The Fund’s ability to fund its operations, meet financial obligations, and finance targeted asset acquisitions may be impacted by an inability to secure and maintain its financing through reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time in the future with its counterparties. Because reverse repurchase agreements are generally short-term transactions, lenders may respond to adverse market conditions by refusing to renew or replace, or making it more difficult for the Fund to renew or replace, the Fund’s maturing short-term borrowings, including imposing more onerous conditions or offering economically worse terms when renewing (i.e. “rolling”) such repurchase agreements.

The Fund’s lenders are primarily large global financial institutions, with exposures both to global financial markets and to more localized conditions. In addition to borrowing from large banks, the Fund may also borrow from smaller non-bank financial institutions. Whether because of a global or local financial crisis or other circumstances, such as if one or more of the Fund’s lenders experiences severe financial difficulties, they or other lenders could become unwilling or unable to provide the Fund with financing, could increase the haircut required for such financing, or could increase the costs of that financing.

Moreover, the Fund is currently party to short-term borrowings (in the form of reverse repurchase agreements) and there can be no assurance that the Fund will be able to roll these borrowings as they mature on a continuous basis and it may be more difficult for the Fund to obtain debt financing on favorable terms, or at all. If the Fund is not able to renew the Fund’s existing reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time or arrange for new financing on terms acceptable to the Fund, or if the Fund defaults on its financial covenants, is otherwise unable to access funds under its financing arrangements, or is required to post more collateral or face larger haircuts, the Fund may have to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses, and may also force the Fund to curtail its asset acquisition activities. Similarly, if the Fund were to move a financing from one counterparty to another that required a higher haircut, the Fund would have to repay more cash to the original counterparty than the Fund would be able to borrow from the new counterparty. To the extent that the Fund might be compelled to liquidate certain assets to repay debts, its compliance with the RIC asset tests, income tests, and distribution and other requirements could be negatively affected, which could jeopardize its qualification as a RIC. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders or payments to noteholders.” Any such forced liquidations could also materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

In addition, if there is a contraction in the overall availability of financing for the Fund’s assets, including if the regulatory capital requirements imposed on its lenders change or its shareholders’ equity decreases to levels that make the Fund a less attractive financing counterparty, its lenders may significantly increase the cost of the financing that they provide to the Fund, increase the amounts of collateral they require as a condition to providing the Fund with financing, or even cease providing it with financing. The Fund’s lenders also have revised, and may continue to revise, their eligibility requirements for the types of assets that they are willing to finance or the terms of such financing arrangements, including increased haircuts and requiring additional cash collateral, based on, among other factors, the regulatory environment and their management of actual and perceived risk, particularly with respect to assignee liability.

Moreover, the amount of financing that the Fund receives under its financing agreements will be directly related to its lenders’ valuation of the financed assets subject to such agreements. Typically, the master repurchase agreements that govern the Fund’s borrowings under reverse repurchase agreements grant the lender the right to reevaluate the value of the financed assets subject to such reverse repurchase agreements at any time. If a lender determines that the net decrease in the value of the portfolio of financed assets is greater in magnitude than any applicable threshold, it will generally initiate a margin call. In such cases, a lender’s valuations of the financed assets may be different than the values that the Fund ascribes to these assets and may be influenced by recent asset sales at distressed levels by forced sellers. A valid margin call requires the Fund to transfer cash or additional qualifying collateral to a lender or to repay a portion of the outstanding borrowings. If the Fund were to dispute the validity of a margin call from a lender under one of its reverse repurchase agreements and refuse to deliver margin collateral as a result, a lender could still send the Fund a notice of default. In this situation, such lender will have possession of the financed assets, and might still decide to exercise its contractual remedies, despite the margin dispute. In the event of the Fund’s default, its lenders or derivative counterparties can accelerate its indebtedness, terminate its derivative contracts (potentially on unfavorable terms requiring additional payments, including additional fees and costs), increase its borrowing rates, liquidate its collateral, and terminate its ability to borrow. In certain cases, a default on one reverse repurchase agreement or derivative agreement (whether caused by a failure to satisfy margin calls or another event of default) can trigger “cross defaults” on other such agreements. Similarly, if the market value of the Fund’s derivative contracts with a derivative counterparty declines in value, the Fund generally will be subject to a margin call by the derivative counterparty.

Significant margin calls and/or increased reverse repurchase agreement haircuts could have a material adverse effect on the Fund’s results of operations, financial condition, business, liquidity, and ability to make distributions to its shareholders, and could cause the value of its common shares to decline. During March and April of 2020, the Fund observed that many of its financing agreement counterparties assigned lower valuations to certain of its assets, resulting in the Fund having to pay cash to satisfy margin calls, which were higher than historical levels. In addition, during March and April of 2020 the Fund also experienced an increase in haircuts on reverse repurchase agreements that the Fund rolled. A sufficiently deep and/or rapid increase in margin calls or haircuts would have an adverse impact on the Fund’s liquidity. The Fund may have to sell assets at disadvantageous times or prices to meet such obligations.

Consequently, depending on market conditions at the relevant time, the Fund may have to rely on additional equity issuances to meet its capital and financing needs, which it may not be able to issue, or which may be dilutive to its shareholders, or the Fund may have to rely on less efficient forms of debt financing that consume a larger portion of its cash flow from operations, thereby reducing funds available for its operations, future business opportunities, cash distributions to its shareholders, and other purposes. There can be no assurance that the Fund will have access to such equity or debt capital on favorable terms (including, without limitation, cost and term) at the desired times, or at all, which may cause the Fund to curtail its asset acquisition activities and/or dispose of assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes, or in the worst case, cause its insolvency.

The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.

The Fund uses borrowed money to fund many of its investment activities and to enhance its financial returns. These borrowings include short-term reverse repurchase agreements to finance certain of its CLO assets, and may also include credit facilities, including term loans and revolving credit facilities, derivative transactions, issuance of preferred shares and issuance of debt securities, each in significant amounts and on terms that the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such financings may be used for the acquisition and maintenance of its investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage is in addition to leverage embedded or inherent in the CLO structures or derivative instruments in which the Fund may invest. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, and the LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing. Accordingly, the CLO equity tranches and LAFs in which the Fund invests will expose the Fund indirectly to substantial leverage, which magnifies the risk of significant or total loss on such investments.

Through the use of leverage, the Fund may acquire positions with market exposure significantly greater than the amount of equity capital committed to the transaction. Leverage can enhance the Fund’s potential returns but can also exacerbate losses. Even if an asset increases in value, if the asset fails to earn a return that equals or exceeds its cost of borrowing, the leverage will diminish the Fund’s returns. Leverage also increases the risk of the Fund’s being forced to swiftly liquidate its assets. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”

Since financial leverage increases the amount of the Fund’s assets without a corresponding increase in the Fund’s common equity, any event that adversely affects the Fund’s assets would have an amplified effect on the Fund’s common shares to the extent that leverage is utilized. For instance, any decrease in the yield of the Fund’s assets would cause the Fund’s net interest income to decline more sharply than it would have had the Fund not borrowed. Such a decline could also negatively affect the Fund’s ability to make distributions and other payments to its securityholders. Similarly, the more leverage that the Fund employs, the more likely a substantial change will occur in the Fund’s Net Asset Value. The Fund’s expected use of leverage is generally considered to be a speculative investment technique. Its ability to service any debt that the Fund incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. In a market that moves adversely to the Fund’s assets, the use of leverage would be expected to result in a loss that would be greater than if the Fund’s assets were not leveraged.

The Fund currently operates, and intends to continue to operate, as a fully compliant derivatives fund under the Derivatives Rule, including treating reverse repurchase agreement borrowings as derivatives transactions and implementing a Derivatives Risk Management Program. By electing to operate under the full derivatives framework rather than qualifying as a “limited derivatives user,” under the Derivatives Rule, the Fund is permitted to take on a significantly higher level of leverage through the use of derivatives and reverse repurchase agreement transactions than would be allowed for a limited derivatives user. This increased leverage may amplify both potential gains and losses, subjecting the Fund to greater volatility and market risk. While the Fund’s Derivatives Risk Management Program includes oversight and certain limits, leveraging the fund to a higher degree increases the potential for significant losses during periods of market stress or when asset prices move against its investments. Furthermore, any breach of its leverage or risk limits could result in forced portfolio adjustments, liquidity constraints, or regulatory scrutiny. See “Summary—Financing and Hedging Strategy—Derivative Transactions” and “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.”

Additionally, if the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would not be able to declare dividends, incur additional debt or issue additional preferred shares, and could be required by law to sell a portion of its investments to repay some debt or redeem shares of preferred shares when it is disadvantageous to do so. As such, the Fund might not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for taxation as a RIC. The amount of leverage that the Fund employs will depend on the Adviser’s and its Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that the Fund will be able to obtain credit at all or on terms acceptable to the Fund.

In addition, any debt facility into which the Fund may enter could impose financial and operating covenants that restrict its business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its qualification as a RIC.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in the Fund’s common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on the Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder(1)	(25.60)%	(15.60)%	(5.60)%	4.40%	14.40%

(1)	Assumes that the Fund incurs leverage in an amount equal to 50.00% of its total assets (as determined immediately after the leverage is incurred) and a projected annual rate of interest on the borrowings of 5.60%.

Based on the Fund’s assumed leverage described above, its investment portfolio would have been required to experience an annual return of at least 2.80% to cover interest payments on its assumed indebtedness.

Regulations governing the Fund’s operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect the Fund’s ability to issue debt or preferred equity. The raising of debt capital, including through issuance of the Notes, may expose the Fund to risks, including the typical risks associated with leverage.

The Notes being offered hereby constitute “senior securities representing indebtedness” for purposes of the 1940 Act. Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness, such as the Notes, so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% immediately after each issuance of such senior securities (including with respect to the issuance of the Notes). In addition, the Fund may also issue preferred shares in the future, so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of its assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s leverage, repay a portion of its indebtedness or redeem outstanding preferred shares or debt, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to its common shareholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might otherwise provide a premium price to holders of the Fund’s common shares or otherwise be in the Fund’s common shareholders’ best interest.

The Fund is not generally able to issue and sell its common shares at a price below its net asset value per common share, other than in connection with a rights offering to its existing shareholders. The Fund may, however, sell its common shares at a price below the then-current net asset value per common share if its Board determines that such sale is in the Fund’s and its shareholders’ best interests, and the Fund’s shareholders approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of its Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing more common shares, then the percentage ownership of its shareholders at that time will decrease, and existing shareholders may experience dilution.

The Fund’s rights under reverse repurchase agreements are subject to the effects of the bankruptcy laws in the event of the bankruptcy or insolvency of the Fund or its lenders.

In the event of the Fund’s insolvency or bankruptcy, certain reverse repurchase agreements may qualify for special treatment under the U.S. Bankruptcy Code, the effect of which, among other things, would be to allow the lender to avoid the automatic stay provisions of the U.S. Bankruptcy Code and to foreclose on and/or liquidate the collateral pledged under such agreements without delay. In the event of the insolvency or bankruptcy of a lender during the term of a reverse repurchase agreement, the lender may be permitted, under applicable insolvency laws, to repudiate the contract, and the Fund’s claim against the lender for damages may be treated simply as an unsecured claim. In addition, if the lender is a broker or dealer subject to the Securities Investor Protection Act of 1970, or an insured depository institution subject to the Federal Deposit Insurance Act, the Fund’s ability to exercise its rights to recover its securities under a reverse repurchase agreement or to be compensated for any damages resulting from the lenders’ insolvency may be further limited by those statutes. These claims would be subject to significant delay and costs to the Fund and, if and when received, may be substantially less than the damages the Fund actually incurs.

The Fund may hedge against changes in corporate credit risks, credit spread widening risks, interest rates, and other risks, which could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make payments on the Notes.

Subject to maintaining its qualification as a RIC, the Fund may pursue various hedging strategies to seek to reduce its exposure to adverse changes in corporate credit spreads and corporate credit default rates (collectively, “corporate credit risks”) and interest rates. The Fund’s hedging activity is expected to vary in scope based on the level and volatility of corporate credit spreads and interest rates, the relative cost of protection against credit defaults, the types of CLO investments held, and other changing market conditions. Hedging may fail to protect or could adversely affect the Fund because, among other things:

●	hedging of corporate credit risks and interest rates can be expensive, particularly during periods of higher and volatile credit spreads and interest rates;

●	available corporate credit risk and interest rate hedges may not correspond directly, or be correlated in the manner desired with, the credit risk and interest rate risk for which protection is sought;

●	many hedges are structured as over-the-counter contracts with counterparties whose creditworthiness is not guaranteed, raising the possibility that the hedging counterparty may default on their obligations;

●	to the extent that the creditworthiness of a hedging counterparty deteriorates, it may be difficult or impossible to terminate or assign any hedging transactions with such counterparty to another counterparty;

●	the value of derivatives used for hedging may be adjusted from time to time in accordance with accounting rules to reflect changes in market value and/or fair value. Downward adjustments (“mark-to-market losses”) would reduce the Fund’s earnings and its shareholders’ equity;

●	the Fund may fail to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the assets in the portfolio being hedged;

●	the Adviser may fail to recalculate, re-adjust, and execute hedges in an efficient and timely manner; and

●	the hedging transactions may actually result in poorer overall performance for the Fund than if it had not engaged in the hedging transactions.

For these and other reasons, the Fund’s hedging activity could materially adversely affect its business, financial condition and results of operations, its ability to make payments on the Notes, and its ability to maintain its qualification as a RIC.

Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.

Hedging instruments and other derivatives, including certain types of credit default swaps, involve risk because they may not, in many cases, be traded on exchanges or cleared on a central counterparty clearinghouse (“CCP”). Consequently, for these instruments there may be less stringent requirements with respect to record keeping and compliance with applicable statutory and regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Furthermore, the Adviser has only a limited internal credit function to evaluate the creditworthiness of its counterparties, mainly relying on its experience with such counterparties and/or their general reputation as participants in these markets. Under the terms of many of the Fund’s derivatives transaction contracts, the business failure of a derivatives transaction counterparty with whom the Fund enters into a derivatives transaction will most likely result in a default under the governing agreement. In such an event, the Fund may lose any unrealized gain associated with the terminated derivative and, if the derivative was used for hedging purposes, the underlying asset or liability may become unhedged. Default by a party with whom the Fund enters into a derivatives transaction may result in losses and may force the Fund to re-initiate similar derivatives transactions with other counterparties at the then-prevailing market levels. Generally, the Fund will seek to reserve the right to terminate its derivatives transactions upon a counterparty’s insolvency, but absent an actual insolvency, the Fund may not be able to terminate a derivatives transaction without the consent of the derivatives transaction counterparty, and the Fund may not be able to assign or otherwise dispose of a derivatives transaction to another counterparty without the consent of both the original derivatives counterparty and the potential assignee. If the Fund terminates a derivatives transaction, the Fund may not be able to enter into a replacement contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for derivatives transactions purchased or sold, and therefore the Fund may be required to maintain any derivatives transaction until exercise or expiration, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes. In this regard, the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives to meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”

In addition, some portion of the Fund’s derivatives transactions may be cleared through a CCP, which the Fund accesses through a futures commission merchant (“FCM”). The Fund’s futures positions also are cleared with a CCP through an FCM. If an FCM that holds the Fund’s futures or cleared derivatives account were to become insolvent, the CCP will make an effort to move the Fund’s futures and cleared derivatives positions to an alternate FCM, though it is possible that no alternate FCM could be found to accept the Fund’s positions, which could result in a total cancellation of its positions in the account; in such a case, if the Fund wished to reinstate such positions, the Fund would have to re-initiate such positions with an alternate FCM. In addition, in the case of both futures and cleared derivatives, there could be knock-on effects of the Fund’s FCM’s insolvency, such as the failure of co-customers of the FCM or other FCMs of the same CCP. In such cases, there could be a shortfall in the funds available to the CCP due to such additional insolvencies and/or exhaustion of the CCP’s guaranty fund that could lead to total loss of the Fund’s positions in the FCM account. Finally, the Fund faces a risk of loss (including total cancellation) of positions in the account in the event of fraud by its FCM or other FCMs of the CCP, where ordinary course remedies would not apply.

Using derivatives also subjects the Fund to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The U.S. Commodity Futures Trading Commission (the “CFTC”) and certain commodity exchanges have established limits referred to as speculative position limits or position limits on the maximum net long or net short position which any person or group of persons may hold or control in particular futures and options. Limits on trading in options contracts also have been established by the various options exchanges. It is possible that trading decisions may have to be modified and that positions held may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make payments on the Notes.

The Fund engages in short selling transactions, which may subject it to additional risks.

Certain of the Fund’s hedging transactions, and occasionally its investment transactions, may be short sales or short positions. Short selling may involve selling securities that are not owned and typically borrowing the same securities for delivery to the purchaser, with an obligation to repurchase the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale may create the risk of an unlimited loss, in that the price of the underlying security might theoretically increase without limit, thus increasing the cost of repurchasing the securities. There can be no assurance that securities sold short will be available for repurchase or borrowing. Market conditions, including lower liquidity in certain asset classes and derivatives, and increased short sale restrictions imposed by regulators during periods of financial stress, could limit the Fund’s ability to execute or maintain short positions effectively.

Repurchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s investments that are denominated in foreign currencies, domiciled outside the U.S., or that involve non-U.S. assets are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s investments that are denominated in foreign currencies subject the Fund to foreign currency risk arising from fluctuations in exchange rates between such foreign currencies and the U.S. dollar. While the Fund currently attempts to hedge the vast majority of its foreign currency exposure, it may not always choose to hedge such exposure, or it may not be able to hedge such exposure. To the extent that the Fund is exposed to foreign currency risk, changes in exchange rates of such foreign currencies to the U.S. dollar could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

Further, the Fund also invests in CLOs that hold non-U.S. assets, and the Fund expect that many of the CLO issuers in which it invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Other Business Risks

The Fund may change certain operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies without notice or shareholder consent, which could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

Other than a modification or waiver that would be deemed to be fundamental, the Board will have the authority to modify or waive its current operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies at any time without notice to or consent from its shareholders. As a result, the types or mix of assets, liabilities, or hedging transactions in the Fund’s portfolio may be different from, and possibly riskier than, the types or mix of assets, liabilities, and hedging transactions that the Fund has historically held, or that are otherwise described in this report. A change in the Fund’s strategy may increase its exposure to corporate credit asset values, credit spreads, interest rates, and other factors. Changes in the Fund’s investment strategy may also affect its ability to qualify as a RIC or cause the Fund to determine that it is not in the best interests of the Fund and its shareholders for it to continue to qualify as a RIC. The Fund’s Board determines its investment guidelines and its operational policies, and may amend or revise the Fund’s policies, including those with respect to its acquisitions, growth, operations, indebtedness, capitalization, and dividends or approve transactions that deviate from these policies without a vote of, or notice to, its shareholders. The Fund cannot predict the effect of any changes to its current operating policies, its investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies and any such changes could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund operates in a highly competitive market.

The Fund’s profitability depends, in large part, on its ability to acquire targeted assets at favorable prices. The Fund competes with a number of entities when acquiring its targeted assets, including other closed-end funds, BDCs, hedge funds, specialty finance companies, banks, insurance companies, mutual funds, institutional investors, investment banking firms, financial institutions, governmental bodies, and other entities. Many of the Fund’s competitors are substantially larger and have considerably more favorable access to capital and other resources than the Fund does. Furthermore, new companies with significant amounts of capital have been formed or have raised additional capital, and may continue to be formed and raise additional capital in the future, and these companies may have objectives that overlap with the Fund’s, which may create competition for assets the Fund wishes to acquire. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of assets to acquire or pay higher prices than the Fund can. The Fund also may have different operating constraints from those of its competitors including, among others, (i) tax-, legal-, or accounting-driven constraints such as those arising from its qualification as a RIC, including asset diversification and distribution requirements, (ii) restraints imposed on the Fund by the 1940 Act as a registered closed-end fund and (iii) restraints and additional costs arising from the Fund’s status as a public company. Furthermore, competition for assets in the Fund’s targeted asset classes may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. The competitive pressures the Fund faces could materially adversely affect its business, financial condition and results of operations, and its ability to make payments on the Notes.

An increase in interest rates may cause a decrease in the issuance volumes of certain of the Fund’s targeted assets, which could adversely affect its ability to acquire targeted assets that satisfy its investment objectives and to generate income and pay dividends.

Rising interest rates generally reduce the demand to issue corporate loans due to the higher cost of borrowing. A reduction in the volume of corporate loans originated may affect the volume of targeted assets available to the Fund, which could adversely affect the Fund’s ability to acquire assets that satisfy its investment objectives. If rising interest rates cause the Fund to be unable to acquire a sufficient volume of the Fund’s targeted assets with a yield that is above its borrowing cost, the Fund’s ability to satisfy its investment objectives and to generate income and pay dividends to its shareholders—and to make payments on the Notes—may be materially and adversely affected.

The Fund’s ability to pay dividends will depend on its operating results, its financial condition and other factors, and the Fund may not be able to pay dividends at a fixed rate or at all under certain circumstances. The same factors will influence the Fund’s ability to make payments on the Notes.

The Fund intends to pay dividends to its shareholders in amounts such that the Fund distributes all or substantially all of each year’s taxable income (subject to certain adjustments). This distribution policy will enable the Fund to avoid being subject to U.S. federal income tax on its RIC taxable income that the Fund distributes to its shareholders. However, the Fund’s ability to pay dividends will depend on its earnings, its financial condition and such other factors as its Board may deem relevant from time to time. The Fund will declare and pay dividends only to the extent approved by its Board. In addition, these same factors will influence the Fund’s ability to make payments on the Notes.

Risks Related to the Fund’s Relationship with the Adviser and Ellington

There are risks and conflicts of interest associated with the Performance Fee the Fund is obligated to pay the Adviser.

In addition to its Base Management Fee, the Adviser is entitled to receive the Performance Fee based, in large part, upon its achievement of targeted levels of Pre-Performance Fee Net Investment Income. The Performance Fee payable to the Adviser is based on the Fund’s Pre-Performance Fee Net Investment Income, without considering any realized or unrealized gains or losses on its investments. As a result, (i) for quarters in which a Performance Fee is payable, such Performance Fee will exceed 17.5% of the Fund’s GAAP net income if the Fund generated net realized and unrealized losses on its investments during such quarter, (ii) the Adviser could earn a Performance Fee for fiscal quarters during which the Fund generates a GAAP net loss, and (iii) the Adviser might be incentivized to manage the Fund’s portfolio using higher risk assets, using assets with deferred interest features, or using more financial leverage through indebtedness, to generate more income than would be the case if there were no Performance Fee, both of which could result in higher investment losses, especially during economic downturns.

The Performance Fee is calculated quarterly, treating each quarter in isolation. As a result, the Hurdle Amount does not accumulate from quarter to quarter, and decreases in the Fund’s Net Asset Value of Common Equity, such as those due to unrealized losses, will reduce the Hurdle Amount, potentially making it easier for the Adviser to earn a Performance Fee. The Fund will not have the ability to claw back, delay, or adjust the payment of any Performance Fee based on financial results in prior or subsequent quarters. In addition, over a series of quarters, if the Fund’s Pre-Performance Fee Net Investment Income is positive in some quarters but negative in others, it is likely, when viewing the series of quarters as a whole, for the aggregate Performance Fee payable to the Adviser to exceed 17.5% of its aggregate Pre-Performance Fee Net Investment Income.

There is also a conflict of interest related to management’s involvement in many accounting determinations (including but not limited to valuations, which affect the calculation of the Hurdle Amount, and calculations of interest income) that can affect the Fund’s Performance Fee.

Finally, because the Hurdle Rate does not float with overall interest rates, an increase in interest rates will likely make it easier for Pre-Performance Fee Net Investment Income to exceed the Hurdle Amount. The Performance Fee Catch-Up feature (which provides that if the Fund’s Pre-Performance Fee Net Investment Income for a quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount is payable to the Adviser with respect to such quarter) may also cause the Fund’s Adviser to capture a disproportionate share of any increase in the Fund’s investment income resulting from higher interest rates.

The Fund is dependent on the Adviser and certain key personnel of Ellington that are provided to the Fund through the Adviser and may not find a suitable replacement if the Adviser terminates the Investment Advisory Agreement or such key personnel are no longer available to the Fund.

The Fund does not have any employees of its own. The Fund’s officers are employees of Ellington or one or more of its affiliates. The Fund has no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation of its operating policies and execution of its business strategies and risk management practices. The Fund also depends on the Adviser’s access to the professionals of Ellington as well as information and deal flow generated by Ellington. The employees of Ellington identify, evaluate, negotiate, structure, close, and monitor the Fund’s portfolio. The departure of any of the senior officers of the Adviser, or of a significant number of investment professionals of Ellington or the inability of such personnel to perform their duties due to acts of God, pandemics such as the COVID-19 pandemic, war or other geopolitical conflict, terrorism, elevated inflation, high energy costs, social unrest, or civil disturbances, could have a material adverse effect on the Fund’s ability to achieve its objectives. The Fund can offer no assurance that the Adviser will remain investment adviser or that the Fund will continue to have access to the Adviser’s senior management. The Fund is subject to the risk that the Adviser will terminate the Investment Advisory Agreement or that the Fund may deem it necessary to terminate the Investment Advisory Agreement or prevent certain individuals from performing services for the Fund and that no suitable replacement will be found to manage the Fund.

There are risks and conflicts of interests associated with the Base Management Fee the Fund is obligated to pay the Adviser.

The Fund pays the Adviser a Base Management Fee based on the Fund’s Net Asset Value, regardless of the performance of the Fund’s portfolio. The Adviser’s entitlement to such non-performance-based compensation might reduce its incentive to devote the time and effort of its professionals to seeking profitable opportunities for the Fund’s portfolio, which could result in worse performance for the Fund’s portfolio and could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes. Furthermore, the participation of the Adviser (including the Adviser’s investment professionals) in the Fund’s valuation process, and the financial interest of the Fund’s Interested Trustees in the Adviser, creates a conflict of interest as the Base Management Fee payable to the Adviser is based, in part, on the Fund’s Net Asset Value.

The Board has approved a very broad investment strategy and will generally not review or approve the decisions made by the Adviser to acquire, dispose of, or otherwise manage an asset.

The Adviser is authorized to follow a very broad strategy in pursuing the Fund’s investment objectives. While the Fund’s Board periodically reviews the Fund’s investment strategy and the Adviser’s portfolio and asset-management decisions, it generally does not review the Fund’s proposed acquisitions, dispositions, and other management decisions. In addition, in conducting periodic reviews, the Board relies primarily on information provided to them by the Adviser. Furthermore, the Adviser may arrange for the Fund to use complex strategies or to enter into complex transactions that may be difficult or impossible to unwind by the time they are reviewed by the Board. The Adviser has great latitude in determining the types of assets it may decide are proper for the Fund to acquire, and in connection with other decisions with respect to the management of those assets. Poor decisions could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund competes with Ellington’s other accounts for access to Ellington and for opportunities to acquire assets.

Ellington has sponsored and/or currently manages accounts with a focus that overlaps with the Fund’s investment focus and expects to continue to do so in the future. Ellington is not restricted in any way from sponsoring or accepting capital from new accounts, even for investing in asset classes or strategies that are similar to, or overlapping with, the Fund’s asset classes or strategies. Therefore, the Fund competes for access to the benefits that its relationship with the Adviser and Ellington provides the Fund. For the same reasons, the personnel of Ellington and the Adviser may be unable to dedicate a substantial portion of their time to managing the Fund’s assets.

Further, to the extent that the Fund’s targeted assets are also targeted assets of other Ellington accounts, the Fund will compete with those accounts for opportunities to acquire assets. Ellington has no duty to allocate such opportunities in a manner that preferentially favors the Fund. Ellington makes available to the Fund all opportunities to acquire assets that it determines, in its reasonable and good faith judgment, based on the Fund’s objectives, policies and strategies, and other relevant factors, are appropriate for the Fund in accordance with Ellington’s written investment allocation policy, it being understood that the Fund might not participate in each such opportunity, but will equitably participate with Ellington’s other accounts in such opportunities on an overall basis.

Since many of the Fund’s targeted assets are typically available only in specified quantities and are also targeted assets for other Ellington accounts, Ellington often is not able to buy as much of any asset or group of assets as would be required to satisfy the needs of all of Ellington’s accounts. In these cases, Ellington’s investment allocation procedures and policies typically allocate such assets to multiple accounts in proportion to their needs and available capital. As part of these policies, accounts that are in a “start-up” or “ramp-up” phase may get allocations above their proportion of available capital, which could work to the Fund’s disadvantage, particularly because there are no limitations surrounding Ellington’s ability to create new accounts. In addition, the policies permit departure from proportional allocations under certain circumstances, for example when such allocation would result in an inefficiently small amount of the security or assets being purchased for an account, which may also result in the Fund not participating in certain allocations.

There are other conflicts of interest in the Fund’s relationships with the Adviser and Ellington, which could result in decisions that are not in the best interests of the Fund’s shareholders.

The Fund is subject to conflicts of interest arising out of its relationship with Ellington and the Adviser. Certain of the Fund’s executive officers and trustees are employees of Ellington or one or more of its affiliates. As a result, the Adviser and its officers may have conflicts between their duties to the Fund and their duties to, and interests in, Ellington or the Adviser. For example, Mr. Penn, the Fund’s President and Chief Executive Officer and one of the Fund’s trustees, also serves as the President and Chief Executive Officer of, and as a member of the Board of Directors of Ellington Financial Inc. (“EFC”), and Vice Chairman and Chief Operating Officer of Ellington. Mr. Vranos, one of the Fund’s trustees and one of the Fund’s Portfolio Managers, also serves as the Co-Chief Investment Officer of EFC, and Chairman of Ellington. Mr. Borenstein, one of the Fund’s Portfolio Managers also serves as a Managing Director and Head of Corporate Credit at Ellington. Mr. Tecotzky, the Fund’s Executive Vice President, also serves as the Co-Chief Investment Officer of EFC, and as Vice Chairman of Ellington. Mr. Smernoff, the Fund’s Chief Financial Officer, also serves as the Chief Accounting Officer of EFC. Mr. Herlihy, the Fund’s Chief Operating Officer, also serves as the Chief Financial Officer of EFC, and as a Managing Director of Ellington.

The Fund may acquire or sell assets in which Ellington or its affiliates have or may have an interest. Similarly, Ellington or its affiliates may acquire or sell assets in which the Fund has or may have an interest. Although such acquisitions or dispositions may present conflicts of interest, the Fund nonetheless may pursue and consummate such transactions. Additionally, the Fund may engage in transactions directly with Ellington or its affiliates, including the purchase and sale of all or a portion of a portfolio asset.

Acquisitions made for entities with similar objectives may be different from those made on the Fund’s s behalf. Ellington may have economic interests in, or other relationships with, others in whose obligations or securities the Fund may acquire. In particular, such persons may make and/or hold an investment in securities that the Fund acquires that may be pari passu, senior, or junior in ranking to its interest in the securities or in which partners, security holders, officers, directors, agents, or employees of such persons serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships may result in securities laws restrictions on transactions in such securities and otherwise create conflicts of interest. In such instances, Ellington may, in its sole discretion, make recommendations and decisions regarding such securities for other entities that may be the same as or different from those made with respect to such securities and may take actions (or omit to take actions) in the context of these other economic interests or relationships the consequences of which may be adverse to the Fund’s interests.

In deciding whether to issue additional debt or equity securities, the Fund will rely in part on recommendations made by the Adviser. While such decisions are subject to the approval of the Board, two of the Fund’s trustees are Interested Trustees. Because the Adviser earns Base Management Fees that are based on the total amount of its equity capital, and because the Adviser earns Performance Fees that would be expected to increase should the Fund’s equity capital increase, the Adviser may have an incentive to recommend that the Fund issue additional equity securities. Future offerings of debt securities, which would rank senior to the Fund’s common shares upon liquidation, and future offerings of equity securities which would dilute the common share holdings of its existing shareholders and may be senior to its common shares for the purposes of dividend and liquidating distributions, may adversely affect the market price of the Fund’s common shares.

The officers of the Adviser and its affiliates devote as much time to the Fund as the Adviser deems appropriate; however, these officers may have conflicts in allocating their time and services among the Fund and Ellington and its affiliates’ accounts. During times where there are turbulent conditions or distress in the credit markets or other times when the Fund will need focused support and assistance from the Adviser and Ellington employees, other entities that Ellington advises or manages will likewise require greater focus and attention, placing the Adviser and Ellington’s resources in high demand. In such situations, the Fund may not receive the necessary support and assistance the Fund requires or would otherwise receive if Ellington or its affiliates did not act as a manager for other entities.

The Fund, directly or through Ellington, may obtain confidential information about the companies or securities in which the Fund has invested or may invest. If the Fund does possess confidential information about such companies or securities, there may be restrictions on its ability to dispose of, increase the amount of, or otherwise take action with respect to the securities of such companies. The Adviser’s and Ellington’s management of other accounts could create a conflict of interest to the extent the Adviser or Ellington is aware of material non-public information concerning potential investment decisions. For example, an Ellington affiliate’s membership in a loan syndicate or on a loan borrower’s creditors’ committee could potentially prevent the Adviser from entering into a transaction involving a CLO that holds the related loan. The Fund has implemented compliance procedures and practices designed to ensure that investment decisions are not improperly made while in possession of material non-public information. There can be no assurance, however, that these procedures and practices will be effective. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to make potentially profitable investments, which could have an adverse effect on the Fund’s operations. These limitations imposed by access to confidential information could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Adviser’s liability is limited under the Investment Advisory Agreement, and the Fund has agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to the Fund other than to render the services called for under the agreement, and it is not responsible for any action of the Fund’s Board in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with the Fund. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to the Fund for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, the Fund has agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

The Adviser’s failure to identify and acquire assets that meet the Fund’s asset criteria or perform its responsibilities under the Investment Advisory Agreement could materially adversely affect the Fund’s business, financial condition and results of operations, its ability to make payments on the Notes, and its ability to maintain its qualification as a RIC.

The Fund’s ability to achieve its objectives depends on the Adviser’s ability to identify and acquire assets that meet the Fund’s asset criteria. Accomplishing the Fund’s objectives is largely a function of the Adviser’s structuring of the Fund’s investment process, its access to financing on acceptable terms, and general market conditions. The Fund’s shareholders do not have input into the investment decisions. All of these factors increase the uncertainty, and thus the risk, of investing in the Fund’s common shares. The senior management team of the Adviser has substantial responsibilities under the Investment Advisory Agreement. In order to implement certain strategies, the Adviser may need to hire, train, supervise, and manage new employees successfully. Any failure to manage the Fund’s future growth effectively could materially adversely affect its business, financial condition and results of operations, its ability to make payments on the Notes and its ability to maintain its qualification as a RIC.

If the Adviser ceases to be the Adviser or one or more of the Adviser’s key personnel ceases to provide services to the Fund, the Fund’s lenders and its derivative counterparties may cease doing business with the Fund.

If the Adviser ceases to be the Adviser, including upon the non-renewal of the Investment Advisory Agreement, or if one or more of the Adviser’s key personnel cease to provide services for the Fund, it could constitute an event of default or early termination event under many of the Fund’s reverse repurchase agreement financing and derivative hedging agreements, upon which the relevant counterparties would have the right to terminate their agreements with the Fund. If the Adviser ceases to be the Adviser for any reason, including upon the non-renewal of its Investment Advisory Agreement, and the Fund is unable to obtain or renew financing or enter into or maintain derivative transactions, it could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund does not own the Ellington brand or trademark but may use the brand and trademark as well as its logo pursuant to the terms of a license granted by Ellington.

Ellington has licensed the “Ellington” brand, trademark, and logo to the Fund for so long as the Adviser or another affiliate of Ellington continues to act as its investment adviser. The Fund does not own the brand, trademark, or logo that the Fund will use in its business and may be unable to protect this intellectual property against infringement from third parties. Ellington retains the right to continue using the “Ellington” brand and trademark. The Fund will further be unable to preclude Ellington from licensing or transferring the ownership of the “Ellington” brand and trademark to third parties, some of whom may compete against the Fund. Consequently, the Fund will be unable to prevent any damage to goodwill that may occur as a result of the activities of Ellington or others. Furthermore, in the event the Adviser or another affiliate of Ellington ceases to act as the Fund’s investment adviser, or in the event Ellington terminates the license, the Fund will be required to change its name and trademark. Any of these events could disrupt the Fund’s recognition in the marketplace, damage any goodwill the Fund may have generated, and otherwise harm its business. Finally, the license is a domestic license in the United States only and does not give the Fund any right to use the “Ellington” brand, trademark, and logo overseas even though the Fund expects to use the brand, trademark, and logo overseas. The Fund’s use of the “Ellington” brand, trademark and logo overseas will therefore be unlicensed and could expose the Fund to a claim of infringement.

Risks Related to the Fund’s Organization and Structure

The Fund has a limited prior operating history as a closed-end investment company.

The Fund was recently reorganized as an externally managed, non-diversified, closed-end management investment company with a limited prior operating history as such. As a result, the Fund’s current and historical financial information may not be suitable for evaluating an investment in the Fund as a closed-end management investment company. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially or become worthless. As the Fund finalizes the rotation of its investment portfolio out of agency mortgage-backed securities and into CLOs, the Fund could invest some of its capital in temporary investments, including, but not limited to, cash and cash equivalents, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from investments in CLO securities and related investments.

From January 1, 2024 through March 31, 2025, the Fund operated as a C-Corporation and focused on investments in both corporate collateralized loan obligations and agency mortgage-backed securities. Prior to January 1, 2024, the fund operated as a real estate investment trust focusing on residential mortgage-backed securities.

With only a limited prior history as a closed-end investment company, the Fund has only a limited prior history of complying with the requirements of the 1940 Act. The Fund’s failure to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund’s shareholders’ and noteholders’ ability to control the Fund’s operations is severely limited.

The Board has approval rights with respect to the Fund’s major strategies, including strategies regarding investments, financing, growth, debt capitalization, compliance with the 1940 Act, RIC qualification and distributions. The Board may amend or revise these and other strategies without a vote of its shareholders, subject to such amendments or revisions not being fundamental.

Further, holders of the Notes will not have any voting rights or other rights to direct or influence the management or operations of the Fund. The rights of holders of the Notes will be limited to those specifically set forth in the Notes and the Indenture governing the Notes.

Certain provisions of the Delaware Statutory Trust Act and the Fund’s Declaration of Trust and Bylaws could deter takeover attempts and have an adverse impact on the price of its common shares.

The Delaware Statutory Trust Act, the Fund’s declaration of trust and its bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Fund. The Control Share Statute is a provision of the Delaware Statutory Trust Act that limits the voting rights of shares held in excess of certain specified thresholds. See “Description of the Fund’s Securities—Certain Aspects of the Delaware Control Share Statute.” In addition, certain provisions in the Declaration of Trust impose limits on the rights of shareholders with respect to bringing claims against or on behalf of the Fund. See “Description of the Fund’s Securities—Anti-Takeover Provisions in the Declaration of Trust.” Further, the Fund’s bylaws contain a provision requiring advance notice of shareholder nominees for trustee.

Notwithstanding the foregoing, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.

The Fund’s authorized but unissued common and preferred shares may prevent a change in its control.

The Fund’s declaration of trust authorizes the Fund to issue an unlimited number of shares, including common shares and preferred shares. In addition, the Board, without shareholder approval, may classify or reclassify any unissued common shares or preferred shares, may set the preferences, rights and other terms of the classified or reclassified shares and, with respect to the establishment of the terms of such preferred shares, may amend the declaration of trust as they deem necessary or appropriate. As a result, among other things, the Board may establish a class or series of common shares or preferred shares that could delay or prevent a transaction or a change in control of the Fund that might involve a premium price for its common shares or otherwise be in the best interests of its shareholders.

While these structural protections may discourage or prevent certain transactions, noteholders will have a contractual right under the terms of the Indenture to require the Fund to repurchase their Notes upon the occurrence of a Change of Control Repurchase Event. However, to the extent a transaction that might otherwise have constituted a qualifying change of control is blocked or not pursued due to the Board’s use of its authority to issue additional shares or take other protective actions, noteholders may be deprived of the opportunity to exercise their change of control put right. As a result, such governance provisions could negatively impact noteholders in scenarios where a change of control could be financially advantageous to them.

The Fund’s rights and the rights of its shareholders to take action against its trustees and officers or against the Adviser or Ellington are limited, which could limit shareholders’ recourse in the event actions are taken that are not in shareholders’ best interests.

The Fund’s declaration of trust limits the liability of its present and former trustees and officers to the Fund and its shareholders or any other person or entity for money damages other than liability arising from (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. The Fund’s declaration of trust limits the liability of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law.

The Fund’s declaration of trust requires the Fund to indemnify each of its present and former trustees and officers against any liabilities and expenses incurred in connection with actions taken by such trustee or officer in those capacities except with respect to any matter as to which he or she has not acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he or she had reasonable cause to believe that the conduct was unlawful and provided that no trustee or officer shall be indemnified against any liability to any person or entity or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. Further, no indemnification shall be made unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction that such trustee or officer is entitled to indemnification or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of trustees who are neither “Interested Persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding, that such trustee or officer is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that such trustee or officer should be entitled to indemnification. The Fund’s declaration of trust requires indemnification of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law. In addition, the Fund is obligated to pay or reimburse the expenses incurred by its present and former trustees and officers if certain conditions are satisfied.

As a result, the Fund and its shareholders may have more limited rights against its present and former trustees and officers than might otherwise exist absent the current provisions in its declaration of trust or that might exist with other companies, which could limit recourse available to shareholders in the event actions are taken that are not in shareholders’ best interest. In addition, holders of the Notes will not have any direct rights to pursue claims against the Fund’s trustees, officers, the Adviser, or Ellington, and their rights will be limited to those expressly provided under the Notes and the Indenture governing the Notes.

The Fund’s declaration of trust contains provisions that make removal of its trustees difficult, which could make it difficult for its shareholders to effect changes to its management.

The Fund’s declaration of trust provides that, subject to the rights of holders of any series of preferred shares, a trustee may be removed only for cause, and only by action taken by a majority of the remaining trustees. Vacancies generally may be filled only by a majority of the remaining trustees in office, even if less than a quorum, for the full term of the class of trustees in which the vacancy occurred. These requirements make it more difficult to change the Fund’s management by removing and replacing trustees and may prevent a change in its control that is in the best interests of its shareholders.

Further, holders of the Notes will not have any voting or consent rights with respect to the removal or appointment of trustees, and accordingly will not be able to effect any changes to the Fund’s management.

The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect the Fund may be imposed by the CFTC, the SEC, the U.S. Federal Reserve and the other Central Banks, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States and the countries which they operate in. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment in the Fund.

Relief from Registration as Commodity Pool Operator. With respect to the Fund’s operation, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include: (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums; and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish the Fund’s commodity interest positions would exceed 5% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest positions would exceed 100% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in the Fund may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

In the event the Fund fails to qualify the Adviser for the exclusion, and the Adviser is required to register as a “commodity pool operator” in connection with serving as its investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, its expenses may increase. The Fund currently intends to operate in a manner that would permit the Adviser to continue to claim such exclusion.

Derivative Investments. The derivative investments in which the Fund may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” require certain standardized derivatives to be executed on a regulated market and cleared through a CCP, which may result in increased margin requirements and costs for the Fund. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in the Fund and its counterparties posting higher margin amounts for uncleared derivatives.

The “Derivatives Rule” (i.e., Rule 18f-4 under the 1940 Act) regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, which it does not currently intend to do, the Fund is required to establish a comprehensive Derivatives Risk Management Program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. Even if the Fund did qualify as a limited derivatives user, the Derivatives Rule would still require the Fund to have policies and procedures to manage its derivatives risk and limit its derivatives exposure. Under the Derivatives Rule, when the Fund trades reverse repurchase agreements or similar financing transactions, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio or treat all such transactions as derivatives transactions. The Derivatives Rule also provides special treatment for reverse repurchase agreements and similar financing transactions. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. The Fund has elected to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions.” See “Summary—Financing and Hedging Strategy—Derivative Transactions.”

The SEC also has provided guidance in connection with the Derivatives Rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business.

European Credit Derivatives. Furthermore, the E.U. Regulation No 648/2012 on over the counter (“OTC”) derivatives, central counterparties and trade repositories (also known as the European Market Infrastructure Regulation (“EMIR”), which came into force on 16 August 2012, introduced uniform requirements in respect of OTC derivative transactions by requiring certain “eligible” OTC derivative transactions to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of derivative transactions to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements include the exchange of margin and, where initial margin is exchanged, its segregation by the parties, including by the Fund. While many of the obligations under EMIR have already come into force, the requirement to submit certain OTC derivative transactions to central clearing counterparties and the margin requirements for non-cleared OTC derivative transactions are subject to a staggered implementation timeline. It is not yet fully clear how the OTC derivatives market will adapt to the new regulatory regime. Accordingly, it is difficult to predict the full impact of EMIR on the Fund, which may include an increase in the overall costs of entering into and maintaining OTC derivative contracts. Prospective investors should be aware that the regulatory changes arising from EMIR and other similar regulations may in due course adversely affect the Fund’s ability to adhere to its hedging policy and achieve its objectives.

Volcker Rule. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund (“covered funds”), which has been broadly defined in a way which could include many CLOs. Although certain CLOs are exempt from “covered fund” status and amendments to the Volcker Rule have eased the ability of CLOs to meet those exemptions, any future changes to the Volcker Rule that further limit banking entities’ ability to invest in CLOs may adversely affect the market value or liquidity of any or all of the investments held by the Fund. It is uncertain how any future changes to the Volcker Rule could impact the Fund.

U.S. Risk Retention. In 2014, pursuant to the Dodd-Frank Act, U.S. federal regulators adopted joint final rules (the “U.S. Risk Retention Rules”) implementing certain credit risk retention requirements which generally require the “securitizer” of an asset-backed security to retain an exposure to certain credit risk in the securitization for a certain period of time. However, in 2018, a federal court of appeals interpreting the credit risk retention requirements in the Dodd-Frank Act held that open market CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. Therefore, CLO collateral managers of open market CLOs are not required to hold retained interests in those CLOs, and they may dispose of any retained interest they may hold at any time. This could reduce the alignment of interests between managers and noteholders, including the Fund, potentially influencing management decisions in ways that are adverse to the Fund. See “—The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.”

EU/UK Risk Retention. Regulators in the European Union (EU) and the United Kingdom (UK) have imposed significant securitization-related regulations (collectively, the “Securitization Regulations”).

Pursuant to the Securitization Regulations, sponsors of CLOs issued in the EU or UK (collectively, “European CLOs”) are required to retain a material net economic interest in such securitizations (“risk retention”), and such sponsors are also subject to various disclosure-related obligations. To the extent that the Securitization Regulations relating to CLO sponsors or managers (including risk retention requirements) are made less stringent or rescinded, the sponsors or managers of European CLOs may have reduced incentives to prioritize the interests of CLO investors, which may increase the risk of poor performance or default because of less careful construction or management of the underlying loan portfolios; this could also limit investor confidence in such CLOs. To the extent that the Securitization Regulations relating to sponsors or managers are made more stringent, sponsors could be dissuaded from sponsoring new European CLOs, which could limit the available supply of such CLOs. Pursuant to the Securitization Regulations, EU-based or UK-based investors purchasing certain securitizations (including CLOs) are required, prior to purchasing interests in such securitizations, to carry out due diligence assessments relating to the credit risks and other material risks of such interests (including verifying that such securitizations comply with risk retention), and such investors are also subject to various monitoring obligations related to the ongoing performance and risks of such interests. To the extent that the Securitization Regulations relating to EU-based or UK-based investors are made more stringent, such investors may be dissuaded from investing in (or maintaining their investments in) CLOs, which could adversely affect the price and liquidity of such CLOs.

European CLOs are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent the Fund invests in CLO securities that have not been structured to comply with the Securitization Regulations, the price and liquidity of such securities may be adversely affected.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC (and other regulators, including the European Securities and Markets Authority (“ESMA”)) from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities by the SEC or ESMA, as applicable, could adversely impact the Fund’s ability to implement its investment strategy and/or its ability to raise capital through public offerings, or could cause the Fund to take certain actions that may result in an adverse impact on the Fund’s shareholders, its financial condition and/or its results of operations. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

The Fund may experience fluctuations in its Net Asset Value and quarterly operating results.

The Fund could experience fluctuations in its Net Asset Value from month to month and in its quarterly operating results due to a number of factors, including the timing of distributions to its shareholders, fluctuations in the value of the CLO securities that the Fund holds, its ability or inability to make investments that meet its investment criteria, the interest and other income earned on its investments, the level of its expenses (including the interest or dividend rate payable on the debt securities or preferred shares the Fund issues), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, the Fund’s Net Asset Value and results for any period should not be relied upon as being indicative of its Net Asset Value and results in future periods.

U.S. Federal Income Tax Risks

Investment in the Fund has various U.S. federal, state, and local income tax risks.

The Fund strongly urges investors to consult their own tax advisors concerning the effects of U.S. federal, state, and local income tax law on an investment in the Fund’s common shares.

The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders or payments to noteholders.

The U.S. federal income tax laws governing RICs are complex, and interpretations of the U.S. federal income tax laws governing qualification as a RIC are limited. Qualifying as a RIC requires the Fund to meet various tests regarding the nature of its assets, its income and the amount of its distributions on an ongoing basis. The Fund’s ability to satisfy the RIC asset and income tests depends upon the characterization and fair market values of its assets, many of which are not precisely determinable, and for which the Fund may not obtain independent appraisals. The Fund’s compliance with the RIC asset and income tests and the accuracy of its tax reporting to shareholders also depend upon its ability to successfully manage the calculation and composition of its taxable income and its assets on an ongoing basis. Even a technical or inadvertent mistake could jeopardize the Fund’s RIC status. Under certain circumstances, the Fund may be able to cure a failure to meet the RIC asset and income tests if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that it will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, it generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to its shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if it distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its shareholders. The Fund may, nonetheless, be subject to certain corporate-level taxes regardless of whether it continues to qualify as a RIC. Additionally, if the Fund fails to qualify or to maintain its qualification as a RIC in any calendar year, it would be required to pay U.S. federal income tax (and any applicable state and local taxes) on its taxable income at regular corporate rates, and dividends paid to its shareholders would not be deductible by the Fund in computing its taxable income (although such dividends received by certain non-corporate U.S. taxpayers generally would be subject to a preferential rate of taxation). Further, if the Fund fails to maintain its qualification as a RIC, it might need to borrow money or sell assets in order to pay any resulting tax. The Fund’s payment of income tax would decrease the amount of its income available for distribution to its shareholders and to make payments to holder of Notes and could adversely affect the value of its common shares or the Notes, respectively. Furthermore, if the Fund fails to maintain its qualification as a RIC, it no longer would be required under U.S. federal tax laws to distribute substantially all of its taxable income to its shareholders.

The Fund’s investments may result in the Fund incurring tax or recognizing taxable income prior to receiving cash distributions related to such income.

The tax implications of the corporate CLOs in which the Fund invests are complex and, in some circumstances, unclear. In particular, the Fund may recognize taxable income on certain of its CLO investments without the concurrent receipt of cash.

The Fund expects that most of its investments in securities will be marked to market for tax purposes pursuant to its election under Section 475(f) of the Code (see “—The Fund has made a mark-to-market election under Section 475(f) of the Code.”), regardless of whether the investments are generating cash flow. This could cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. For any of the Fund’s investments that are not marked to market for tax purposes, such as certain CLO equity investments, the tax implications of such investments are often complex and, in some circumstances, unclear, which could also cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to its pro rata share of the corporation’s “subpart F income” for the tax year (including both ordinary earnings and capital gains). Treasury Regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining its ability to be subject to tax as a RIC if either (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. If the Fund fails to qualify or maintain its qualification for tax treatment as a RIC under Subchapter M of the Code for any reason, the Fund would be required to pay U.S. federal income tax on its taxable income at regular corporate rates, which could substantially reduce the Fund’s net assets, as well as the amount of income available for distributions, and the amount of such distributions, to the Fund’s shareholders and for payments to the holders of the Fund’s other equity securities or obligations. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders or payments to noteholders.” Because the annual RIC distribution requirements are based on the RIC’s taxable income as opposed to the cash flow received by the RIC, if the Fund recognizes taxable income on its investments in excess of the cash either received from such investments or otherwise maintained on hand by the Fund, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the RIC distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund has made a mark-to-market election under Section 475(f) of the Code.

The Fund has made an election under Section 475(f) of the Code to mark its securities to market. There are limited authorities under Section 475(f) of the Code as to what constitutes a trader for U.S. federal income tax purposes. Under other sections of the Code, the status of a trader in securities depends on all of the facts and circumstances, including the nature of the income derived from the taxpayer’s activities, the frequency, extent and regularity of the taxpayer’s securities transactions, and the taxpayer’s investment intent. There can be no assurance that the Fund will continue to qualify as a trader in securities eligible to make a mark-to-market election. The Fund has not received, nor is it seeking, an opinion from counsel or a ruling from the IRS regarding its qualification as a trader. If the qualification for, or the Fund’s application of, such election were successfully challenged by the IRS, in whole or in part, it could, depending on the circumstances, result in retroactive (or prospective) changes in the amount or timing of recognized gross income, and potentially jeopardize its RIC qualification. If the IRS were to successfully challenge the treatment or timing of recognition of income from its securities, the Fund could fail to maintain its qualification as a RIC. Finally, mark-to-market gains and losses could cause volatility in the amount of its taxable income. For instance, the mark-to-market election could generate losses in one taxable year that the Fund is unable to use to offset taxable income, followed by mark-to-market gains in a subsequent taxable year that force the Fund to make additional distributions to its shareholders. Hence, the mark-to-market gains and losses could cause the Fund to distribute more dividends to its shareholders in a particular period than would otherwise be desirable from a business perspective.

Complying with RIC requirements may cause the Fund to forgo or liquidate otherwise attractive investments.

To maintain its qualification as a RIC, the Fund must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets and the amounts it distributes to its shareholders. In order to meet these tests, the Fund may be required to forgo investments it might otherwise make. It may be required to pay dividends to shareholders at disadvantageous times or when it does not have funds readily available for distribution and may be unable to pursue investments that would be otherwise advantageous to the Fund in order to satisfy the source of income or asset diversification requirements for qualifying as a RIC. Thus, compliance with the RIC requirements may hinder the Fund’s investment performance.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Fund’s securities to a foreign financial institution (“FFI”), or non-financial foreign entity (“NFFE”) (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under FATCA. This withholding tax may apply to certain payments of interest on the Fund’s debt securities or dividends on its shares unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of the Fund’s debt securities or shares are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on its debt securities or dividends on its shares. Investors should consult their own tax advisors regarding FATCA and how it may affect an investment in the Fund’s securities.

General Risk Factors

The Fund, Ellington, or its affiliates may be subject to adverse legislative, regulatory or public policy changes.

At any time, U.S. federal, state, local, or foreign laws or regulations that impact the Fund’s business, or the administrative interpretations of those laws or regulations, may be enacted or amended.

The Fund cannot predict when or if any new law, regulation, or administrative interpretation, or any amendment to or repeal of any existing law, regulation, or administrative interpretation, will be adopted or promulgated or will become effective. Additionally, the adoption or implementation of any new law, regulation, or administrative interpretation, or any revisions in or repeals of these laws, regulations, or administrative interpretations, could cause the Fund to change its portfolio, could constrain its strategy, or increase its costs. The Fund could be adversely affected by any change in or any promulgation of new law, regulation, or administrative interpretation.

In addition, political leaders in the U.S. and certain foreign countries have recently been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate certain existing trade agreements with foreign countries. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the Fund’s performance.

Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections and otherwise, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The Fund cannot predict the ultimate impact of the foregoing on it, its business and investments, or the industries in which it invests generally, and any prolonged uncertainty could also have an adverse impact on the Fund and its investment objectives. Future changes may adversely affect the Fund’s operating environment, including through increasing competition, and therefore its business, operating costs, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets.

The Fund’s failure to procure adequate funding and capital would adversely affect the Fund’s results and may, in turn, negatively affect its ability to make payments on the Notes.

The Fund depends upon the availability of adequate funding and capital for its operations. To maintain its status as a RIC, the Fund is required to distribute to its shareholders at least 90% of its RIC taxable income annually, which generally includes ordinary income (e.g. dividends and interest) and net short-term capital gains. As a result, the Fund is not able to retain much or any of its earnings for new investments. There can be no assurance that any, or sufficient, funding or capital will be available to the Fund in the future on terms that are acceptable to the Fund. The Fund’s access to external capital will depend upon a number of factors, including the market price of its common shares, the market’s perception of its financial condition and potential future earnings, and general market conditions. In the event that the Fund cannot obtain sufficient funding and capital on acceptable terms, there may be a negative impact on the Fund’s ability to make payments on the Notes, and holders of Notes may lose part or all of their investment.

The Fund, Ellington, or its affiliates may be subject to regulatory inquiries and proceedings, or other legal proceedings.

At any time, industry-wide or company-specific regulatory or tax inquiries or proceedings can be initiated, and the Fund cannot predict when or if any such regulatory inquiries or proceedings will be initiated that involve the Fund or Ellington or its affiliates, including the Adviser. The Fund believes that the heightened scrutiny of the financial services industry increases the risk of inquiries and requests from regulatory or enforcement agencies. For example, as discussed under the caption “Investment Objective, Opportunities and Principal Strategies—Legal Proceedings”, over the years, Ellington and its affiliates have received, and the Fund expects in the future that the Fund and they may receive, inquiries and requests for documents and information from various federal, state, and foreign regulators.

The Fund can give no assurances that, whether the result of regulatory inquiries or otherwise, neither the Fund nor Ellington nor its affiliates will become subject to investigations, enforcement actions, fines, penalties or the assertion of private litigation claims. If any such events were to occur, the Fund, or the Adviser’s ability to perform its obligations to the Fund under the Investment Advisory Agreement between the Fund and the Adviser, or Ellington’s ability to perform its obligations to the Adviser under the services agreement between Ellington and the Adviser, could be materially adversely impacted, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.

The Fund is subject to risks related to corporate social responsibility.

The Fund’s business faces public scrutiny related to environmental, social and governance (“ESG”) activities. The Fund may risk damage to its reputation if the Fund or affiliates of the Adviser are viewed as failing to act responsibly in a number of areas, such as diversity and inclusion, environmental stewardship, support for local communities, corporate governance and transparency and considering ESG factors in the Fund’s investment processes. Some investors have become more focused on ESG factors, including climate risks, in determining whether to invest in companies. However, regional and investor specific sentiment often differ in what constitutes a material positive or negative ESG corporate practice. The Fund’s corporate social responsibility practices will not uniformly fit investors’ definitions, particularly across geographies and investor types, of best practices for ESG considerations. Adverse incidents with respect to ESG activities could impact the cost of the Fund’s operations and relationships with investors, all of which could adversely affect its business and results of operations.

There is a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors to enable investors to validate and better understand sustainability claims, including an increased regulatory focused on the accuracy of those claims. As a result, the Fund is subject to evolving rules and regulations promulgated by various governmental and self-regulatory organizations, including the SEC, the NYSE and the Financial Accounting Standards Board. These rules continue to expand in scope and complexity, with new requirements potentially increasing compliance challenges and uncertainty. If the Fund is perceived as, or accused of, “greenwashing” or overstating the extent of its sustainability-related practices, such allegations could damage the Fund’s reputation, result in litigation or regulatory actions, and negatively impact its ability to raise capital.

At the same time, so-called “anti-ESG” sentiment has also gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation, or issued related legal opinions. For example, certain states now require that relevant state entities or managers/administrators of state investments make investments based solely on pecuniary factors without consideration of ESG factors or have enacted “boycott bills.” If investors subject to such legislation viewed the Fund, its policies, or its practices, as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in the Fund, which could negatively affect its financial performance.

If the Fund fails or is perceived to fail to comply with or meet applicable rules, regulations and stakeholder expectations, it could negatively impact the Fund’s reputation and its business results. Further, the Fund’s business could become subject to additional regulations, penalties and/or risks of regulatory scrutiny and enforcement in the future. Moreover, the requirements of various regulations the Fund may become subject to may not be consistent with each other. There can be no assurance that the Fund’s current ESG practices will meet future regulatory requirements, reporting frameworks or best practices, increasing the risk of related enforcement. Compliance with new requirements may lead to increased management burdens and costs.

Climate change has the potential to impact the Fund’s investments.

Currently, it is not possible to predict how legislation or new regulations that may be adopted to address greenhouse gas emissions will impact the assets underlying the Fund’s investments. However, any such future laws and regulations imposing reporting obligations, limitations on greenhouse gas emissions, or additional taxation of energy use could negatively affect the businesses of the underlying borrowers on the CLOs in which the Fund invests, including, for example by requiring an underlying borrower to make significant expenditures to attain and maintain compliance. Any new legislative or regulatory initiatives related to climate change could adversely affect the assets underlying the Fund’s investments and, therefore, the Fund’s business.

The physical impact of climate change could also have a material adverse effect on the assets underlying the Fund’s investments. Physical effects of climate change such as increases in temperature, sea levels, the severity of weather events and the frequency of natural disasters, such as hurricanes, tropical storms, tornadoes, wildfires, droughts, floods and earthquakes, among other effects, could reduce the value of the assets underlying the Fund’s investments and, therefore, the Fund’s investments.

Periods of heightened inflation could adversely impact the Fund’s financial results.

High inflation, whether caused by low unemployment, high corporate demand, supply-chain issues, geopolitical conflicts, quantitative easing, imposition of tariffs by the federal government, or a combination of these or other factors, may undermine the performance of the Fund’s investments by reducing the value of such investments and/or the income received from such investments. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, significant effects on interest rates and negative effects on economies and financial markets.

Inflation and rapid fluctuations in inflation rates have in the past had, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies and particularly for some of the corporate sectors in which the Fund’s underlying obligors operate. For example, if a corporate borrower under an asset held by one of the Fund’s CLO investments is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the underlying borrowers in CLOs. In addition, during any periods of rising inflation, interest rates would be expected to rise, which could create a mismatch between the Fund’s assets and liabilities. See “—Interest rate mismatches between the Fund’s assets and its liabilities, and between the assets and liabilities of the CLOs in which the Fund invests, the Fund’s CLO investments and their underlying corporate credit assets may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.” Conversely, as inflation declines, the Fund and any CLO in which the Fund invests and any underlying corporate borrower of its CLO investments may not be able to reduce expenses commensurate with any resulting reduction in revenue.

In addition, actions that the Federal Reserve has taken, and could continue to take in response to changes in inflation, could have an adverse impact on the economy broadly and/or on the Fund’s financial results specifically. See “Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make payments on the Notes.”

Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.

The use of AI by the Fund and others, and the overall adoption of AI throughout society, may exacerbate or create new and unpredictable competitive, operational, legal and regulatory risks to the Fund’s business. There is substantial uncertainty about the extent to which AI will result in dramatic changes throughout the world, and the Fund may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. These changes could potentially disrupt, among other things, the Fund’s business model, investment strategies and operational processes. Some of the Fund’s competitors may be more successful than it in the development and implementation of new technologies, including services and platforms based on AI, to improve their operations. If the Fund is unable to adequately advance its capabilities in these areas, or do so at a slower pace than others in its industry, the Fund may be at a competitive disadvantage.

If the data the Fund, or third parties whose services the Fund relies on, use in connection with the possible development or deployment of AI is incomplete, inadequate or biased in some way, the performance of the Fund’s business could suffer. In addition, recent technological advances in AI both present opportunities and pose risks to the Fund. Data in technology that uses AI may contain a degree of inaccuracy and error, which could result in flawed algorithms in various models used in the Fund’s business. The volume and reliance on data and algorithms also make AI more susceptible to cybersecurity threats, including data poisoning and the compromise of underlying models, training data or other intellectual property. The personnel provided to the Fund by the Adviser, and/or its third-party service providers could, without being known to the Fund, improperly utilize AI and machine learning-technology while carrying out their responsibilities. This could reduce the effectiveness of AI technologies and adversely impact the Fund and its operations to the extent that it relies on the AI’s work product.

There is also a risk that AI may be misused or misappropriated by the Fund’s third party service providers. For example, a user may input confidential information, including material non-public information, into AI applications, resulting in the information becoming a part of a dataset that is accessible by third-party technology applications and users, including the Fund’s competitors. Further, the Fund may not be able to control how third-party AI that it chooses to use is developed or maintained, or how data the Fund inputs is used or disclosed. The misuse or misappropriation of the Fund’s data could have an adverse impact on its reputation and could subject it to legal and regulatory investigations or actions or create competitive risk.

In addition, the use of AI by the Fund or others may require compliance with legal or regulatory frameworks that are not fully developed or tested, and the Fund may face litigation and regulatory actions related to its use of AI. There has been increased scrutiny, including from global regulators, regarding the use of “big data,” diligence of data sets and oversight of data vendors. The Fund’s ability to use data to gain insights into and manage its business may be limited in the future by regulatory scrutiny and legal developments.

USE OF PROCEEDS

The net proceeds to the Fund from the sale of Notes will be approximately $                (after deducting the underwriters’ discount and estimated offering expenses) (or approximately $                if the underwriters exercise their over-allotment option in full).

The Fund expects to use the net proceeds from this offering for general corporate purposes, including (i) funding purchases of additional assets in accordance with the Fund’s investment objectives and strategies and (ii) repaying certain borrowings (on a short-term basis). The Fund currently anticipates that it will take approximately                 after the receipt of proceeds from the sale of the Notes to utilize substantially all of such proceeds, although such period may vary and depends on the availability of appropriate investment opportunities consistent with the Fund’s investment objectives and strategies. The Fund’s investment decisions will depend on prevailing market conditions and the opportunities the Adviser identifies and may be adjusted in response to changes in interest rates or economic and credit environments. The Fund cannot assure you that it will achieve its targeted investment pace, which may negatively impact its returns. Until appropriate investments or other uses can be found, the Fund may invest in temporary investments, such as cash, cash equivalents, and high-quality debt investments that mature in one year or less, which the Fund expects will have returns substantially lower than the returns that it anticipates earning from investments contemplated by its principal investment strategy. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and strategies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed the Fund’s expenses during this period.

While the Fund intends to use the net proceeds from this offering as described above, the Fund will have significant flexibility in using the net proceeds from this offering and may use the net proceeds from this offering to acquire assets with which you may not agree or that differ from those in which the Fund has historically invested in its time as a registered closed-end fund, or for purposes that are different in range or focus than those described above or elsewhere in this prospectus.

CAPITALIZATION

The following table sets forth the Fund's actual cash and cash equivalents and capitalization as of September 30, 2025 on an actual basis, a pro forma basis to give effect to (i) the payment of a dividend of $0.08 per common share of beneficial interest on October 31, 2025 to shareholders of record as of September 30, 2025 and (ii) the anticipated payment of a dividend of $0.08 per common share of beneficial interest on each of November 28, 2025 and December 31, 2025 to shareholders of record as of October 31, 2025 and November 28, 2025, respectively, and a pro forma (as adjusted) basis to give effect to (i) the dividends described above and (ii) to the sale of $       aggregate principal amount of the Notes at an offering price of $25.00 per Note in this offering, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $ payable by the Fund and application of the net proceeds as discussed in more detail under “Use of Proceeds,” assuming no exercise by the underwriters of their option to purchase additional Notes.

As of September 30, 2025
(In thousands)	Actual	Pro Forma	Pro Forma (As Adjusted)
Cash and cash equivalents
Recourse Indebtedness
Secured Debt
Reverse Repurchase Agreements
Unsecured Debt
Notes Offered Hereby
Net Assets
Total Capitalization(1)

(1) Total capitalization is defined as the sum of the Fund’s total net assets and total recourse indebtedness.

THE FUND

The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. The Fund’s adviser is Ellington Credit Company Management LLC (the “Adviser”), which serves as the adviser pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement was first approved by the Fund’s Board and then subsequently approved by shareholders at the Special Meeting.

Prior to the Conversion Date, the Fund was not registered under the 1940 Act and was domiciled in Maryland. Specifically: (i) from its inception until January 1, 2024, the Fund operated as a real estate investment trust specializing in RMBS, and (ii) from January 1, 2024 until the Conversion Date, the Fund operated as a taxable C-Corporation while gradually shifting its investment focus away from RMBS and towards corporate CLOs. In connection with this shift in investment focus, the Company rebranded as Ellington Credit Company (from Ellington Residential Mortgage REIT).

On the Conversion Date, the Investment Advisory Agreement was executed and became effective, and the Fund became a Delaware statutory trust and registered closed-end investment company under the 1940 Act (such actions, collectively, the “Conversion”). The Fund intends to elect to be treated, and intends to qualify annually, as a RIC under the Code. To facilitate this qualification, the Fund requested and received IRS approval to change its tax year to end on the day prior to the Conversion Date (March 31). As a RIC, the Fund expects generally not to be subject to corporate income tax. See “U.S. Federal Income Tax Matters” for more information.

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve its investment objective by investing primarily in the mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized by portfolios of corporate credit assets. These assets are primarily non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and secured or unsecured corporate bonds. For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Principal Strategies.” There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment adviser is Ellington Credit Company Management LLC. See “The Adviser.” Responsibility for monitoring and overseeing the Fund’s investment program, management and operation is vested in the individuals who serve on the Board. The principal office of the Fund is located at 53 Forest Ave, Suite 301, Old Greenwich, CT 06870 and its telephone number is (203) 698-1200.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND PRINCIPAL STRATEGIES

Investment Objective

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders.

Investment Opportunities and Strategies

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund invests at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating-rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt instruments issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; (viii) certain preferred equity investments, especially those with dividend rates that are either fixed or float based on market interest rates; and (ix) other credit-related instruments. Corporate debt and equity assets may be acquired in conjunction with the liquidations of CLOs (whether CLOs in which the Fund already holds investments, or other CLOs), as well as on an outright basis, although they are not currently a core focus of the Fund’s investment strategy.

The Fund’s investments in other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will also be counted towards its 80% investment policy to the extent that such instruments have similar economic characteristics to the investments included within that policy. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent the derivatives instruments provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. The 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Additional Information on the Structure of CLOs

The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

Overview of Senior Secured Corporate Loans

Senior secured corporate loans hold or, in some instances, share the seniormost position in a corporate borrower’s capital structure. Broadly syndicated senior secured corporate loans, which serve as the vast majority of the collateral backing CLOs, are typically originated and structured by banks on behalf of corporate borrowers. These loans are issued to raise proceeds for a variety of corporate purposes, including leveraged buyout transactions (LBOs), mergers and acquisitions (M&A), stock repurchases, recapitalizations, refinancings, capital expenditures, and internal growth. Broadly syndicated senior secured corporate loans are typically acquired by investors through both primary bank syndications and in the secondary market. These loans are owned by a broad group of investors, including CLOs, loan and high-yield bond registered funds, loan separate accounts, banks, insurance companies, and hedge funds. Senior secured corporate loans are typically floating-rate instruments that make regular interest payments based on a spread over a given index. In most cases, a senior secured corporate loan will be secured by specific collateral of the issuer.

A senior secured corporate loan is generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent for all the lenders. The agent is responsible for negotiating the loan credit agreement that establishes the terms and conditions of the senior secured loan, including the rights of the borrower and the lenders. Senior secured corporate loans can have covenants, which may include mandatory prepayments out of excess cash flows (“cash flow sweeps”), restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness, and financial tests. A breach of these covenants generally constitutes an event of default which, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments on a given loan. Other senior secured corporate loans may be issued with less restrictive covenants. These loans are often characterized as “covenant-lite”. In a typical “covenant-lite” loan, the covenants that require the borrower to maintain certain financial ratios on an ongoing basis are eliminated altogether, and the lenders can only rely on covenants that restrict a company from “incurring” or actively engaging certain action. As an example, a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition; the company would need to take affirmative action to breach such a covenant.

Access to Ellington’s Expertise

In conducting its investment activities, the Fund believes that it will benefit from the scale and resources of Ellington and its affiliates. The Fund is served by Ellington’s longstanding experience providing portfolio management, risk management, research, fund operations, compliance, and accounting services to its clients.

Portfolio Composition

The Fund’s portfolio consists of the following types of investments:

Collateralized Loan Obligations.

The Fund’s investment portfolio consists primarily of investments in the mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized by underlying portfolios of corporate credit assets. For most CLOs, the underlying assets are primarily non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds. Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities in which the Fund typically invests are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal.

Most CLOs are non-static, revolving structures that generally allow for reinvestment of capital by an external manager (the “CLO Collateral Manager”) over a pre-specified period (the “Reinvestment Period”), typically up to five years from issuance. The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

A CLO finances its initial purchase of a portfolio of assets via the issuance of CLO debt and equity tranches, with the debt tranches typically carrying floating-rate coupons. CLO debt tranches typically carry ratings at issuance ranging from “AAA” (or its equivalent) at the most senior level to “BB-” or “B-” (or its equivalent), which are below investment grade, at the junior level by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”). The coupon on CLO debt tranches is typically lowest at the AAA-level and generally increases at each level down the ratings scale. CLO equity tranches are unrated, and at issuance typically represent approximately 6% to 11% of a CLO’s capital structure. The diagram below is for illustrative purposes only and is intended to depict the general structure of a typical CLO. Some CLOs also include a B-rated debt tranche (in which the Fund may invest), and the structure of CLOs in which the Fund invests may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the CLO in order of seniority as to relative rights to receive payments from the assets. The ranges appearing directly below the rating of each class represent the percentages that such classes typically comprise, at issuance, of the overall “capital structure” (i.e., total debt and equity issued by the CLO).

Figure 1: Typical CLO “Balance Sheet” (Assets vs. Liabilities)

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

Loan Accumulation Facilities. Loan accumulation facilities (“LAFs” or “warehouses”) are short- to medium-term facilities that are often provided by the bank that will serve as the placement agent or arranger on a new issue CLO transaction. LAFs provide financing for the acquisition of the corporate credit assets (typically, senior secured corporate loans) that are expected to form part (or all) of the portfolio of a future CLO. Investments in LAFs carry similar risks to investments in CLO equity, as they typically employ high levels of financial leverage and are exposed to any defaults or other underperformance in the collateral that they acquire.

Collateralized Bond Obligations. A collateralized bond obligation (“CBO”) is a form of securitization that is similar to a CLO but is primarily backed by high yield corporate bonds (as opposed to almost entirely senior secured corporate loans). As with CLOs, CBOs typically issue various tranches carrying different degrees of credit risk and payment priority. Higher-rated tranches have greater degrees of insulation from collateral deterioration and lower coupons, whereas lower-rated tranches, with greater credit risk and lower payment priority, have higher coupons. CBOs enjoy structural advantages similar to those of CLOs, including collateral coverage/overcollateralization tests, interest coverage tests, and collateral quality tests. CBOs also have similar priority-of-payment structures to CLOs. In contrast to CLOs, CBO debt tranches typically carry fixed rate coupons, as their underlying assets are typically fixed rate in nature. CBOs are typically less levered than traditional CLOs as a result of their differentiated collateral, for which debt investors demand higher credit enhancement.

Derivatives Transactions. The Fund may engage in Derivative Transactions from time to time. To the extent the Fund engages in Derivative Transactions, the Fund expects to do so to hedge against interest rate, credit, credit spread widening, currency and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments. The Fund may use Derivative Transactions for investment purposes to the extent consistent with its investment objectives if the Adviser deems it appropriate to do so. The Fund may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate-related products, such as fixed-to-floating interest rate swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the strategy and use of derivatives will be successful, and the Fund’s investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

As required by the Derivatives Rule, funds that engage in derivatives transactions, other than “limited derivatives users” (as defined under the Derivatives Rule), generally must adopt and implement a Derivatives Risk Management Program that is reasonably designed to manage the Fund’s derivatives risks, while taking into account the Fund’s derivatives and other investments. The Derivatives Rule mandates that the fund adopt and/or implement: (i) VaR; (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) reporting and recordkeeping requirements. The Fund has adopted and implemented a Derivatives Risk Management Program. However, the Fund may elect in the future, without notice to shareholders, to operate as a “limited derivatives user,” in which case it would no longer be required to maintain its Derivatives Risk Management Program.

Investment Process

Ellington’s CLO investment process typically includes several components, such as (i) sourcing and trading, (ii) due diligence (which may include an assessment of collateral, documentation, CLO Collateral Manager, and/or structure), (iii) stress sensitivity and technical model analyses, and (iv) investment monitoring. There can be no assurance that any particular component will be used for every investment or that the investment process will achieve its intended results.

Sourcing and Trading

Ellington and its investment team have longstanding and deep experience investing and trading in the CLO market and in structured products more broadly, providing it with access to a wide range of market opportunities. The Fund’s investment team identifies investment and trading opportunities through a network of dealer, investor, and manager relationships that it has developed over time. Ellington intends to evaluate investment and trading opportunities across a range of CLO vehicles, managers, and vintages.

At the current time, the Fund only intends to invest in CLOs (or LAFs) that are managed by third parties, i.e., it does not expect to invest in CLOs (or LAFs) that are managed by the Adviser or its affiliates. However, the Fund’s intentions in this regard may change at any time, without notice to shareholders, provided that any such investment will be made in a manner consistent with the provisions of the 1940 Act.

Nevertheless, when negotiating an investment in a CLO (or LAF) that is in the process of being formed, even if such CLO (or LAF ) will be managed by third parties, the Fund’s investment team may be able to negotiate certain structural terms of the CLO (or LAF) as a condition of its investment. In addition, in situations where the Fund’s participation in a LAF culminates in the issuance of a new CLO, the Fund will typically be offered the ability to purchase some of the newly issued CLO tranches, and in some of these cases the Fund’s investment team may be able to negotiate some of the terms of the CLO, including certain structural terms.

Due Diligence

The following are examples of the components of the investment team’s due diligence process on a CLO transaction. The investment team has broad authority as to which of these components are performed with respect to any given investment or proposed investment. As a result, there can be no assurance that the investment team will perform each of the below-listed components on any particular investment that the Fund makes.

●	Review of the CLO’s underlying loan portfolio

○	Review of portfolio-level metrics and characteristics, such as:

■	Market prices and coupon spreads

■	Credit ratings and weighted average lives

■	Liquidity (as measured by asset bid depth and facility size)

■	CLO-level exposures to specific industries and to lower-priced or lower-rated assets

○	Identification of specific underlying assets for further review, including:

■	In-depth analysis by Ellington’s internal credit analysts

■	Consultation with third-party collateral managers

■	Application of valuation adjustments based on internal and external insights

●	Review of CLO deal documentation, including:

○	Priorities of payment (waterfalls)

○	Reinvestment flexibility

○	Cash flow tests and triggers

○	Asset concentration limits

○	Deal redemption language (e.g., call, refinance, and reset provisions)

○	Favorability of specific terms under varying market conditions

○	Structural features, such as:

■	Overcollateralization test cushion

■	Interest diversion test cushion

■	Equity NAV

■	Deal excess spread / net interest margin

■	Leverage levels

○	Other key provisions

●	Assessment of historical CLO performance, including:

○	Collateral quality tests

○	Coverage ratio compliance

●	Analysis of results of model analyses and stress sensitivities (see “Stress Sensitivity and Technical Model Analyses” below, for additional detail)

●	Evaluation of CLO Collateral Manager, including:

○	Overall performance and market reputation

○	Secondary market liquidity of the CLO’s tranches

○	Historical equity distributions and internal rates of return (IRRs)

○	Quality of underlying portfolios

○	Effectiveness in building or maintaining portfolio par over time

●	Comparison of the investment’s value proposition relative to other available opportunities

●	Engagement and ongoing assessment, including:

○	Conducting update calls and meetings with CLO Collateral Managers

○	Reviewing CLO Collateral Managers’ trading strategies, market outlooks, and positioning

○	Integrating historical performance data and qualitative insights into the overall investment evaluation

○	See also “Investment Monitoring” below

Stress Sensitivity and Technical Model Analyses

In addition to reviewing a given CLO’s collateral, documentation, CLO Collateral Manager, and structure, the investment team may conduct sensitivity analyses to evaluate how a CLO tranche could perform under different credit stress scenarios. These analyses may consider several factors, including loan prices, spreads, maturities, default rates, prepayment rates, and recovery rates to estimate potential cashflows and performance across different market conditions. Scenarios may include historical macroeconomic shocks as well as hypothetical market environments. Individual assets within a CLO may be analyzed and various factors may be considered across each scenario, including how deal tests, cashflows, and triggers are projected to evolve over time, as well as projected credit spreads, yields, tranche weighted average lives (WALs) and credit spread durations. This analysis typically includes the assessment of the potential return profiles across different scenarios.

In addition to cashflow analyses, the investment team may utilize technical models to assess a CLO tranche relative to other corporate credit investments, including other CLO tranches. This relative value analysis may take into account various factors, including fundamental credit considerations and mark-to-market risk information.

Investment Monitoring

To help inform decisions on whether to continue holding investments, the investment team employs a monitoring process, as follows:

Portfolio-level reports are generated regularly by the investment team and the Risk Oversight Group related to the Fund’s investments. These reports incorporate a combination of third-party data and analytical tools to assess various factors related to the Fund’s CLO holdings.

Given that CLOs are typically actively managed vehicles prior to the end of their Reinvestment Periods, the CLO investment team may attempt to engage in discussions with CLO Collateral Managers to monitor developments in the deal portfolios. If available, the investment team may also review monthly and quarterly reports from CLO trustees, which contain information on CLO portfolio compositions and structural changes.

The Fund may choose to exit investments for a variety of reasons, which could include changes in market value of the CLO, changes in market conditions, changes in collateral quality or coverage tests, collateral manager performance, changes in the Fund’s view of the market, the Fund’s liquidity needs, to maintain compliance with 1940 Act or RIC-related tests, trading opportunities, or to rotate into what it perceives to be more attractive investment opportunities.

Staffing

The Fund does not currently have any employees. The Adviser manages the Fund’s day-to-day investment operations.

The Fund will reimburse the Administrator for its allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing administrative functions, and the compensation of its Chief Financial Officer, Chief Operating Officer, and any administrative support staff, including accounting personnel. See “The Adviser and the Administrator—The Administration Agreement.” The Fund will also pay indirectly the costs associated with the functions performed by its Chief Compliance Officer under the terms of an agreement between the Fund and Vigilant.

Legal Proceedings

As of the date of this prospectus, neither the Fund, the Adviser, nor the Administrator were subject to any pending legal proceedings that they considered material.

THE ADVISER AND THE ADMINISTRATOR

Its Board is responsible for the overall management and supervision of its business and affairs, including the appointment of the adviser, administrators, and third-party service providers.

The Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, its Board has appointed Ellington Credit Company Management LLC, a Delaware limited lability company (the “Adviser”), as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”), a global investment firm and an SEC-registered investment adviser. EMG was founded in 1994, and as of September 30, 2025, has over 170 employees, including over 60 investment professionals, and has approximately $18.2 billion in assets under management.

Subject to the overall supervision of its Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Fund. Under the terms of its Investment Advisory Agreement, the Adviser:

●	Determines the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

●	Identifies, evaluates and negotiates the structure of the investments made by the Fund;

●	Closes, monitors and services the Fund’s investments;

●	Determines the securities and other assets that the Fund will purchase, retain, or sell; and

●	Provides the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other entities so long as its services to the Fund are not impaired. See “Conflicts of Interest.”

Management Fees

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser fees for investment advisory and management services, which consist of two components — a base management fee and a performance fee.

Base Management Fee

The “Base Management Fee” that the Fund pays to the Adviser with respect to each fiscal quarter is equal to the product of 0.375% (i.e., 1.50% per annum) and the Fund’s “Net Asset Value,” which is equal to the total assets of the Fund minus its total liabilities, as of the end of such fiscal quarter. The Base Management Fee is prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter and is calculated and payable quarterly in arrears.

Performance Fee

The Fund pays to the Adviser a “Performance Fee,” calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity, equal to 2.00% per quarter (i.e., 8.00% per annum), and is subject to a “catch-up” feature.

Specifically:

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter;

○	Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

For these purposes, the following definitions are applicable:

“Hurdle Amount” for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

“Hurdle Rate” means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

“Net Asset Value” means the figure that is equal to the total assets of the Fund minus its total liabilities.

“Net Asset Value of Common Equity” means the portion of Net Asset Value attributable to common equity.

“Pre-Performance Fee Net Investment Income” for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a calendar quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with research, trading and investment management of the Fund.

The Performance Fee is based on the Fund’s Pre-Performance Fee Net Investment Income, without considering any realized or unrealized gains or losses on its investments. As a result, (i) for quarters in which a Performance Fee is payable, such Performance Fee will exceed 17.5% of the Fund’s GAAP net income if the Fund generated net realized and unrealized losses on its investments during such quarter, (ii) the Adviser could earn a Performance Fee for fiscal quarters during which the Fund generates a GAAP net loss, and (iii) given the Performance Fee, the Adviser might be incentivized to manage its portfolio using higher risk assets, using assets with deferred interest features, or using more financial leverage through indebtedness (subject to the applicable 1940 Act restrictions), to generate more income, both of which could result in higher investment losses, especially during economic downturns.

The Performance Fee is calculated quarterly, treating each quarter in isolation. As a result, the Hurdle Amount does not accumulate from quarter to quarter, and decreases in the Fund’s Net Asset Value of Common Equity, such as those due to unrealized losses, will reduce the Hurdle Amount, potentially making it easier for the Adviser to earn a Performance Fee. The Fund will not have the ability to claw back, delay, or adjust the payment of any Performance Fee based on financial results in prior or subsequent quarters. In addition, over a series of quarters, if the Fund’s Pre-Performance Fee Net Investment Income is positive in some quarters but negative in others, it is likely, when viewing the series of quarters as a whole, for the aggregate Performance Fee payable to the Adviser to exceed 17.5% of the Fund’s aggregate Pre-Performance Fee Net Investment Income. There is also a conflict of interest related to management’s involvement in many accounting determinations (including but not limited to valuations and calculations of interest income) that can affect the Fund’s Performance Fee.

The following is a graphical representation of the calculation of the Performance Fee:

These calculations will be appropriately prorated for any period of less than three months.

Examples of the Quarterly Performance Fee:

Alternative 1: No Performance Fee is Earned

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.80%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 1.225%

Because the pre-performance fee net investment income of 1.225% does not exceed the hurdle rate of 2.00%, no performance fee is earned

Alternative 2: Performance Fee Earned – Catch-Up Not Exceeded

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 2.125%

Performance fee = 100% × pre-performance fee net investment income in excess of the hurdle rate of 2.00% but is less than 2.424% (i.e., the “catch-up”(3))

= 100% × (2.125%–2.00%)

= 0.125% performance fee earned

Alternative 3: Performance Fee Earned – Catch-Up Exceeded

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 2.925%

Performance fee = 17.5% × pre-performance fee net investment income, subject to “catch-up”(3)

Performance fee = 100% × “catch-up” + (17.5% × (pre-performance fee net investment income–2.424%))

Catch-up = 2.424%–2.00%

= 0.424%

Performance fee = (100% × 0.424%) + (17.5% × (2.925%–2.424%))

= 0.424% + (17.5% × 0.501%)

= 0.424% + 0.088%

= 0.512% performance fee earned

(1)	Represents 8% annualized Hurdle Rate.

(2)	Represents 1.50% annualized Base Management Fee.

(3)	The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a calendar quarter.

Board Approval of the Investment Advisory Agreement

On August 13, 2024, the Board, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees” and, those trustees who are “interested persons,” the “Interested Trustees”), approved the Investment Advisory Agreement, subject to shareholder approval, which was obtained at the Special Meeting. At the Special Meeting, the Fund’s shareholders voted in favor of the Investment Advisory Agreement and related matters enabling the Fund to complete the Conversion. The Investment Advisory Agreement was executed on the Conversion Date. The Board weighed a number of factors in reaching its decision to approve the Investment Advisory Agreement, including (1) the nature, extent, and quality of services to be provided by the Adviser; (2) the fees payable and expenses reimbursable to the Adviser under the terms of the Investment Advisory Agreement; (3) the Adviser’s projected profitability in advising the Fund and the estimated cost of services to be provided; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) any ancillary or “fall-out” benefits received by the Adviser or its affiliates as a result of its relationship with the Fund. In approving the Investment Advisory Agreement, the Board also considered the investment history and experience of the Adviser and EMG. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the SEC on December 19, 2024, which is incorporated herein by reference.

Fund Expenses

All investment professionals of the Adviser (and/or its affiliates) and their respective staffs, when and to the extent engaged in providing investment advisory and investment management services as set forth in the Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Fund.

Expenses borne directly by the Fund include:

●	expenses relating to organizing, merging, liquidating or dissolving the Fund and offerings (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser);

●	calculating the Fund’s Net Asset Value (including the cost and expenses of any independent valuation firms);

●	direct costs and expenses of administration, including for legal, accounting and auditing services (including expenses of legal counsel to the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser), printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs);

●	dues, fees, charges and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute) or trade associations;

●	costs associated with distributing shareholder reports, proxy materials, prospectuses, stock certificates, distribution of dividends and/or other notices to shareholders, including printing costs and any other proxy voting expenses;

●	charges or distributions required to be paid to the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including settlement and clearing costs and other expenses under the custody, administration and other agreements);

●	fees and expenses associated with marketing and distribution efforts;

●	fees and expenses paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts;

●	payment for portfolio pricing services to a pricing agent, if any;

●	registration and filing fees of the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel);

●	fees and expenses of registering or qualifying securities of the Fund federally or in the various states;

●	postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities;

●	fees and expenses of trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser;

●	salaries of shareholder relations personnel and/or fees and expenses associated with marketing, branding, advertising and shareholder relations efforts;

●	costs of shareholders meetings;

●	all insurance costs incurred with respect to insurance policies obtained in connection with the operation of the Fund’s business, including but not limited to insurance covering activities of the Adviser and its employees relating to the performance of the Adviser’s duties and obligations under this Agreement, trustees and officers (D&O liability insurance), errors and omissions insurance (E&O insurance), employee practices liability, cybersecurity, and fidelity insurance and fidelity bonds (e.g. for ERISA and otherwise), each as applicable;

●	any and all fees, costs and expenses incurred in creating, implementing or maintaining third-party or proprietary software tools, programs, hardware or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

●	travel-related and other expenses for trustee, executive and administrative staff in connection with activities for the benefit of the Fund;

●	interest and other costs payable on any debt incurred to finance the Fund’s investments;

●	any interest or brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party);

●	the Fund’s proportionate share of expenses related to co-investments;

●	all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash;

●	litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to indemnification provisions of this Agreement);

●	the compensation of the Fund’s chief compliance officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act, including costs, expenses or fees payable to third-parties;

●	the cost of any valuation services retained by the Fund or the Adviser with respect to the Fund’s investments or potential investments (including engagement of such valuation service provider by the Adviser or its affiliates) and all other charges and costs of the Fund’s operations;

●	fees and expenses incurred by the Adviser or the Fund in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and performing due diligence on its prospective investments or otherwise relating to, or associated with, evaluating, making, maintaining and disposing of investments; and

●	all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, such as the allocable portion of overhead and other expenses incurred by Ellington Credit Company Administration LLC in performing its obligations under the Administration Agreement, including, without limitation, rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer and their respective support staff.

Except as otherwise described in this prospectus, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund. The Fund will also reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in the Investment Advisory Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Adviser shall keep and supply to the Fund reasonable records of all such expenses.

Duration and Termination

The initial term of the Investment Advisory Agreement is two years from its execution. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for successive one-year periods, provided that such continuance is approved by the Board or by the affirmative vote of the holders of a majority of its outstanding voting securities, including, in either case, approval by a majority of the Independent Trustees. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party.

Limitation on Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Organization of the Adviser

The Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. EMG is a Delaware limited liability company, and is an affiliate of the Adviser. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser as the Adviser may determine to be reasonably necessary to perform its obligations under the Advisory Agreement. The principal address of the Adviser, the Administrator and of EMG is 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870.

The Administration Agreement

Ellington Credit Company Administration LLC, a Delaware limited lability company, serves as the Fund’s administrator (the “Administrator”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to its shareholders. In addition, the Administrator assists the Fund in determining and publishing its Net Asset Value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon its allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer, and their respective support staff. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board, including by a majority of the Independent Trustees.

The Board will consider the approval of the Administration Agreement on an annual basis, and the Administration Agreement may be amended by the Board and the Administrator, without shareholder approval. When considering the approval of the Administration Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by the Fund to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to the Fund as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third-party. The Administration Agreement was approved by the Board on March 19, 2025.

Limitation on Liability and Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from then Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Fund.

Sub-Administrator Services

U.S. Bank Fund Services LLC (“U.S. Bank”), which has its principal office at 618 E. Michigan Street, Milwaukee, WI 53202, serves as sub-administrator to the Fund. Pursuant to an agreement (the “Sub-Administration Agreement”), U.S. Bank furnishes the Fund with certain administration, accounting, and reporting services, being responsible for certain of the financial records that the Fund is required to maintain and preparing certain reports filed with the SEC. The Sub-Administration Agreement may be terminated by either party without penalty prior to the initial term or renewal date.

Organization of the Administrator

The Administrator is a Delaware limited liability company. EMG is a Delaware limited liability company and is an affiliate of the Administrator. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Administrator as the Administrator may determine to be reasonably necessary to perform its obligations under the Administration Agreement. The principal address of the Adviser, the Administrator and of EMG is 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (the “Bylaws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of six members, four of whom are considered not to be “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”) and two of whom are considered to be “interested persons” (the “Interested Trustees”). All of the trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. All of the trustees serving on the Board were elected by the shareholders of the Fund at the latest annual meeting of shareholders of the Fund.

The Board, which includes a majority of Independent Trustees, oversees and monitors the Fund’s management and operations. The Board reviews on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Board of Trustees and Officers

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups, Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Independent Trustees

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
Robert B. Allardice, III 1946	Chairman of the Board	Has served on the Board since May 2013 and has served as Chairman since January 2021.	Private Investor	1

Director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), from September 2008 until June 2023.

Director of GasLog Partners LP (NYSE: GLOP) from October 2014 until January 2021.

Ronald I. Simon, Ph.D. 1938	Trustee	Has served on the Board since May 2013.	Private Investor and Financial Consultant	1

Director of Ellington Financial Inc. since 2007. Chairman of the Board of Directors and Chairman of the Audit Committee since January 2021.

Director of the successor company of SoftNet, Inc., American Independence Corp. (“AIC”), from 2002 until August 2016, when AIC was acquired by Independence Holdings Company (“IHC”).

Director of IHC from August 2016 until February 2022. Member of the Audit Committee of IHC from November 2017 until February 2022.

Name, and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
David J. Miller 1959	Trustee	Has served on the Board since May 2013.	Private Investor	1

Director of StoneMor Inc. (NYSE: STON), the public predecessor to Everstory Inc., from July 2019 until November 2022 and Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 until November 2022. Director of Everstory Inc. since November 2022, when StoneMor Inc. was taken private. Has served as Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit and Trust Investment Committees at Everstory Inc. since November 2022.

Director of J.G. Wentworth since January 2018. Chairman of the Board since January 2018.

Director of Prima Insurance since July 2018. Chairman of the Risk and Control Committee since July 2018.

Director of Figure Acquisition Corp. (NYSE: FACA) from February 2021 until December 2022 and Chair of the Audit Committee from February 2021 until December 2022.

Director of Lombard International Assurance from July 2015 until his resignation in December 2023.

Mary McBride 1955	Trustee	Has served on the Board since March 2021.	President of CoBank, ACB from 2013 until 2016 Private Investor	1

Director of Intrepid Potash Inc., a diversified minerals company, since May 2020.

Director of EnXchange, an energy management technology company, since November 2025.

Director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022.

Interested Trustees

Name, and year of Birth	Position to be Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Trustee in Past Five Years
Laurence E. Penn 1962	Chief Executive Officer, President & Trustee	Has served on the Board since the Fund’s inception in September 2012.	Chief Executive Officer and President of the Fund (since October 2012) Vice Chairman of EMG (since 1995) Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995) Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)	2	Trustee of Ellington Income Opportunities Fund, a closed-end management investment company, since October 2018. Director of Ellington Financial Inc. since 2007.

Michael W. Vranos 1961	Trustee	Has served on the Board since the Fund’s inception in September 2012.	Co-Chief Investment Officer of the Fund from October 2012 until February 2025 Chief Executive Officer and President of the Adviser (since October 2012) Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009) Founder and Chief Executive Officer of EMG (since December 1994)	1	N/A

Officers

Name and year of Birth	Position Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years
Laurence Penn 1962	President, Chief Executive Officer	Indefinite Length – since October 2012	Chief Executive Officer and President of the Fund (since October 2012); Vice Chairman of EMG (since 1995); Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995); Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)

Michael Vranos 1961	Portfolio Manager	Indefinite Length – since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009); Founder and Chief Executive Officer of EMG (since December 1994)

Mark Tecotzky 1962	Executive Vice President	Indefinite Length – since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Vice Chairman—Head of Credit Strategies of EMG (since July 2023); Head portfolio manager for MBS/ABS credit at EMG (since July 2006); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009);

Gregory Borenstein 1985	Portfolio Manager	Indefinite Length – since April 2024	Managing Director, Head of Corporate Structured Credit at EMG (since July 2023); Head of Corporate Structured Credit (November 2021-October 2023); Portfolio Manager (November 2012-November 2021)

Christopher Smernoff 1976	Chief Financial Officer	Indefinite Length – since April 2018	Chief Financial Officer of the Fund (since April 2018); Chief Accounting Officer of Ellington Financial Inc. (since April 2018)

JR Herlihy 1981	Chief Operating Officer, Treasurer	Indefinite Length – since April 2018 and May 2017 respectively	Chief Operating Officer of the Fund (since April 2018); Treasurer of the Fund (Since May 2017); Chief Financial Officer of Ellington Financial Inc. (since April 2018); Treasurer of Ellington Financial Inc. (Since May 2017)

Daniel Margolis 1973	General Counsel	Indefinite Length – since October 2012	General Counsel of the Fund (since April 2013); General Counsel of Ellington Financial Inc. (since August 2013)

Biographical Information and Discussion of Experience and Qualifications

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this prospectus, that each trustee should serve as a trustee of the Fund.

Independent Trustees

Robert B. Allardice, III. Mr. Allardice has served as a member of the Fund’s Board since May 2013 and was appointed as Chairman of the Board in January 2021. Mr. Allardice is also a director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), where he has served since September 2008. Mr. Allardice served as a director of GasLog Partners LP (NYSE: GLOP) from October 2014 to January 2021. Mr. Allardice retired in 1999 from his position as regional chief executive officer of Deutsche Bank Americas Holding Corporation, North and South America, or “DBAHC.” Prior to joining Deutsche Bank, Mr. Allardice was a consultant to Smith Barney. Prior to consulting to Smith Barney, Mr. Allardice spent nearly 20 years in positions of increasing responsibility at Morgan Stanley & Co., Inc. He founded the company’s Merger Arbitrage Department and later became Chief Operating Officer of the Equity Department. Mr. Allardice has served as a board member of Bankers Trust Company, Carlyle Capital Corporation Ltd., DBAHC and Worldwide Excellerated Leasing Limited. Mr. Allardice earned a B.A., cum laude, from Yale University and an MBA from Harvard University, where he graduated as a George F. Baker Scholar.

Ronald I. Simon, Ph.D. Dr. Simon is a private investor and financial consultant to businesses. Dr. Simon has served as a member of the Board since May 2013, and is Chairman of the Governance Committee. Dr. Simon has also served as a member of the Board of Directors of EFC since 2007 and was appointed as Chairman of the Board of Directors and Chairman of the Audit Committee of EFC in January 2021. Dr. Simon was a Director of WFS Financial, Inc., a publicly-traded financial services company specializing in automobile finance, from March 2003 through February 2006, when WFS Financial was acquired by Wachovia Corp. From 1995 through 2002, Dr. Simon was a director of SoftNet Systems, Inc. (“SoftNet”), during 2001, he served as Acting Chairman, Chief Executive Officer, and Chief Financial Officer for SoftNet, Inc. From 2002 through August 2016 he was a director of its successor company, American Independence Corp. (“AIC”), a holding company engaged principally in the health insurance and reinsurance business. AIC was acquired by Independence Holdings Company (“IHC”), a holding company principally engaged in the disability, health insurance and pet insurance business, in August 2016, and he served as a director of IHC from August 2016 to February 2022, and as a member of the Audit Committee from November 2017 to February 2022. Dr. Simon earned a B.A. from Harvard University, an M.A. from Columbia University, and a Ph.D. from Columbia University Graduate School of Business.

David J. Miller. Mr. Miller is currently a private investor and has served as a member of the Board since May 2013. Mr. Miller previously served as a member of the board of Figure Acquisition Corp. (NYSE: FACA), and StoneMor Inc. (NYSE: STON). At FACA he served as the Chair of the Audit Committee from February 2021 until December 2022. At STON he served as the Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 to November 2022. He continues to serve on the private company board of StoneMor Inc., as well as several other private company boards including Lombard International Assurance; J.G. Wentworth; and Prima Insurance. Mr. Miller previously served as the Chief Executive Officer of JGWPT Holdings, LLC, or its predecessor J.G. Wentworth, LLC from January 2009 until July 2014. Prior to joining J.G. Wentworth, LLC, in January 2009, Mr. Miller held various positions including: Executive Vice-President responsible for Ace Group’s International Accident and Health Insurance Business, President and Chief Executive Officer of Kemper Auto and Home Insurance, and Chief Operating Officer of Providian Direct Insurance. Mr. Miller began his insurance career with Progressive Insurance where he held various positions over his seven-year career there. Mr. Miller has a BSEE in electrical engineering from Duke University and an MBA in Finance from The Wharton School of the University of Pennsylvania. In November 2021 Mr. Miller was elected to serve a four-year term on the board of supervisors of Tredyffrin Township. He was previously a member of the New York Stock Exchange.

Mary McBride. Ms. McBride has served as a member of the Board since March 2021. Ms. McBride was President of CoBank, ACB (“CoBank”), a cooperative bank and member of the Farm Credit System serving vital industries across rural America, from 2013 to 2016. Ms. McBride joined CoBank in 1993 and served as Vice President, Loan Policy & Syndications; Senior Vice President and Manager, Corporate Finance Division; Senior Vice President and Manager, Operations Division; Executive Vice President, Communications and Energy Banking Group; and Chief Operating Officer before being appointed Chief Banking Officer in 2010. Ms. McBride has served as a Director of Intrepid Potash Inc., a diversified minerals company, since May 2020 and served as a Director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022. Before joining CoBank, Ms. McBride was Senior Vice President and Manager, Commercial Lending at First Interstate Bank of Denver, N.A., and prior to that served as Assistant Vice President, Energy & Utilities at First National Bank of Boston. Ms. McBride served on the Biomass Technical Advisory and Research Committee of the U.S. Departments of Energy and Agriculture from 2006 to 2012. She also previously served as Chair of Mile High United Way. Ms. McBride received a Bachelor of Arts in Political Science from Wellesley College, a Master of Science in European Studies from the London School of Economics and a Master of Science in Applied Economics and International Management and Finance from the Sloan School of Management at the Massachusetts Institute of Technology.

Interested Trustees

Laurence Penn. Mr. Penn is a Founding Partner, Vice Chairman and the Chief Operating Officer of Ellington, where he helps oversee many functions of the firm. In Ellington’s earlier years, Mr. Penn was the senior portfolio manager primarily responsible for investments in Agency RMBS. Mr. Penn currently serves on the Fund’s Disclosure Committee and its Pricing Committee; additionally, Mr. Penn also serves on the following committees at Ellington: Executive, Investment and Risk Management, Valuation, Compliance, Counterparty Review, Technology and Environmental, Social and Governance. Prior to joining Ellington in 1995 shortly after its inception, Mr. Penn was at Lehman Brothers, where he was a Managing Director and co-head of CMO origination and trading, and where he specialized in the trading of CMO derivatives. Prior to trading CMOs and CMO derivatives, Mr. Penn was in charge of Lehman Brothers’ structured transaction modeling group from 1987 to 1990, where he was responsible for the structuring, modeling and computer system design for MBS and ABS, and where he was the co-creator (with Jonathan Amsterdam) of “BondTalk”, the first high-level programming language specifically designed to model Collateralized Mortgage Obligations. Mr. Penn began his career at Lehman Brothers in 1984, after receiving a Master of Advanced Study in Mathematics from Cambridge University, where he studied as both a National Science Foundation Fellow and Winston Churchill Scholar. Mr. Penn graduated summa cum laude, Phi Beta Kappa with a B.A. in Mathematics from Harvard University. Mr. Penn was one of five winners nationwide in the 1980 Putnam collegiate mathematics problem-solving competition, and represented the United States in the 21st International Mathematics Olympiad held in London, England.

Michael Vranos. Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across the Adviser’s constituent funds. He interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Hedge Funds Care and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees not be “interested persons” of the Fund, as that term is defined in the 1940 Act. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees not be “interested persons” of the Fund, as that term is defined in the 1940 Act. Currently, four of the six trustees (66.67%) meet such definition (the “Independent Trustees”). The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. Robert B. Allardice III, an Independent Trustee, serves as the Chairman of the Board.

The Board expects to perform its risk oversight function primarily: (a) through its two standing committees, which report to the entire Board and consist solely of Independent Trustees; and (b) by monitoring the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of its shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or its characteristics.

Committees of the Board

The Board has established two standing committees of the Board: the Audit Committee, and the Nominating and Corporate Governance Committee. The charter for each committee, more fully describing the responsibilities of each committee, can be found on the Fund’s website at www.ellingtoncredit.com under the “For Investors—Corporate Governance” section. Pursuant to their charters, each of these committees consists solely of Independent Trustees. The table below indicates its current committee membership and the number of times each committee met in 2024.

The Fund requires each trustee to make a diligent effort to attend all Board and committee meetings. In calendar year 2024, there were fourteen meetings of the Board, and each of the current trustees attended at least 75% of the meetings of both the Board and committees on which he or she served.

The Fund has a policy that trustees attend its annual meetings of shareholders. Mr. Miller, Mr. Allardice, Dr. Simon, Mr. Vranos, Mr. Penn, and Ms. McBride attended the 2023 and 2024 Annual Meeting of Shareholders and the Special Meeting.

Trustee Name	Audit Committee	Nominating and Corporate Governance Committee
Robert B. Allardice, III	Chair	Member
Mary McBride	Member	Member
David J. Miller	Member	Member
Ronald I. Simon, Ph.D.	Member	Chair
Number of Meetings in 2024	6	5

The committees make recommendations to the Board as appropriate and regularly report on their activities to the entire Board.

Audit Committee

The members of the Audit Committee are Mr. Miller, Mr. Allardice, Dr. Simon, and Ms. McBride, each of whom is independent for purposes of the 1940 Act. Mr. Allardice serves as chairman of the committee. Pursuant to its charter, the Audit Committee assists the Board in overseeing (1) the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (2) the quality and integrity of the financial statements; (3) the Fund’s compliance with legal and regulatory requirements; (4) the engagement of the Fund’s independent auditor, including the review and evaluation of its qualifications, independence and performance; and (5) the performance of the Fund’s independent auditors and internal audit function. The Audit Committee also (1) acts as a liaison between the Fund’s independent auditors and the Board and (2) assists the Board’s oversight of any internal audit function of the Fund.

Each member of the Audit Committee meets the independence requirements of the 1940 Act, NYSE and SEC rules and regulations, and each is financially literate. The Board has determined that each of Mr. Allardice, Ms. McBride, Mr. Miller and Dr. Simon is an “audit committee financial expert” as that term is defined by the SEC and that each satisfies the financial expertise requirements of the NYSE.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee (the “Governance Committee”) are Mr. Miller, Mr. Allardice, Dr. Simon, and Ms. McBride, each of whom is independent for purposes of the 1940 Act. Dr. Simon serves as chairman of the committee. Pursuant to its charter, the Governance Committee is responsible for identifying, recruiting, evaluating and recommending to the Board qualified candidates for election as trustees and recommending a slate of nominees for election as trustees at the Fund’s annual meetings of shareholders. It also reviews the background and qualifications of individuals being considered as trustee candidates pursuant to attributes and criteria established by the committee and the Board from time to time. It reviews and makes recommendations on matters involving general operation of the Board and its corporate governance, and annually recommends to the Board nominees for each committee of the Board. In addition, the committee annually facilitates the assessment of the Board’s performance as a whole and of the individual trustees, and reports thereon to the Board. The committee is responsible for reviewing and approving in advance any related party transactions, other than related party transactions which have been pre-approved pursuant to pre-approval guidelines to address specific categories of transactions, which the committee reviews, evaluates and updates, as appropriate, from time to time.

In selecting candidates to recommend to the Board as trustee nominees, the Governance Committee looks at a number of attributes and criteria, including experience, skills, expertise, diversity of experience, personal and professional integrity, character, business judgment, time availability in light of other commitments (including the number of public and private company boards of which a candidate serves on), dedication, conflicts of interest and such other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board. In assessing the needs of the Board, the Governance Committee and the Board review and consider from time to time the requisite skills and characteristics of individual trustees as well as the composition of the Board as a whole.

Trustee and Executive Officer Beneficial Ownership of Shares

Independent Trustees

The following table sets forth the dollar range of equity securities of the Fund that each Independent Trustee beneficially owned as of October 31, 2025 based on an estimated net asset value per common share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Robert B. Allardice, III	$100,001–$500,000	$100,001–$500,000
Mary McBride	$100,001–$500,000	$100,001–$500,000
David J. Miller	$100,001–$500,000	$100,001–$500,000
Ronald I. Simon, Ph.D.	$100,001–$500,000	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Interested Trustees and Executive Officers

The following table sets forth the dollar range of equity securities of the Fund that each Interested Trustee and executive officer beneficially owned as October 31, 2025 based on an estimated net asset value per common share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Interested Trustee or Officer	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Michael Vranos(2)	$500,001–$1,000,000	$500,001–$1,000,000
Laurence Penn(3)	$100,001–$500,000	$100,001–$500,000
Mark Tecotzky	$10,001–$50,000	$10,001–$50,000
Christopher Smernoff	$100,001–$500,000	$100,001–$500,000
JR Herlihy	$100,001–$500,000	$100,001–$500,000
Daniel Margolis	None	None
Greg Borenstein	$100,001–$500,000	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(2)	Mr. Vranos serves as a trustee and is also an executive officer by virtue of his role as Portfolio Manager.
(3)	Mr. Penn serves as a trustee and is also an executive officer by virtue of his role as Chief Executive Officer.

Compensation of Trustees

For information relating to compensation of the Fund’s trustees with respect to the Fund’s most recent fiscal year, see its most recent Definitive Proxy Statement of Schedule 14A for the fiscal year ended December 31, 2024, which is incorporated by reference herein.

For the year ended December 31, 2024, the trustee compensation program consisted of an annual cash retainer of $70,000 for each of the Independent Trustees. In addition, the Chairman of the Board and the Chairman of each of the Audit Committee, and Governance Committee of the Board also received an additional annual cash retainer of $25,000, $15,000, $7,500, and $7,500, respectively. Prior to the Conversion, each of the Independent Trustees was also eligible to receive equity awards, and in 2024, each Independent Trustee received an award of restricted Common Shares with a value on the date of grant equal to approximately $0.1 million (approximately $60 thousand of which vested and became non-forfeitable immediately, and approximately $40 thousand of which vested and became non-forfeitable on the day following the Special Meeting). Going forward following the Conversion, in accordance with the restrictions in the 1940 Act, the Fund will not grant any restricted common share awards to any trustee, officer, or other employee of the Fund, and the 2023 Equity Incentive Plan was terminated prior to the Conversion Date.

The Fund reimburses its trustees for their travel expenses incurred in connection with their attendance at in person Board and committee meetings as well as shareholders meetings and certain trustee education events.

Compensation of Trustees in 2024(1)

The table below describes the compensation earned by the trustees during the fiscal and calendar year ended December 31, 2024. Any member of the Board who is also an employee of the Adviser, EMG, or their respective affiliates does not receive additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash	Restricted Common Share Award(2)(3)	All Other Compensation(4)	Total Compensation
Robert B. Allardice, III	$110,000	$100,002	$7,315	$217,317
David J. Miller(5)	77,500	100,002	7,315	184,817
Ronald I. Simon, Ph.D.	77,500	100,002	7,315	184,817
Mary McBride	70,000	100,002	7,315	177,317
Laurence E. Penn	—	—	—	—
Michael W. Vranos	—	—	—	—

(1)	The compensation presented in the table below covers the fiscal and calendar year from January 1, 2024 to December 31, 2024. In connection with the Conversion, the Fund changed its fiscal year to end on March 31, and, as a result, had a stub fiscal period from January 1, 2025 to March 31, 2025. During that period, the Independent Trustees earned the following amounts (which consist of the fees earned or paid in cash, and all other compensation): Robert B. Allardice III - $27,963, David J. Miller - $19,838, Ronald I. Simon, Ph.D. - $19,838, and Mary McBride - $17,963. None of the Independent Trustees were granted any outstanding stock awards or option awards during the three-month period ended March 31, 2025.

(2)	Represents the aggregate grant date fair value of awards of 14,472 restricted Common Shares granted to each Independent Trustee on September 11, 2024. The aggregate grant date fair value was calculated in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 718, disregarding any potential forfeitures. See “Note 2—Significant Accounting Policies” of the notes to the consolidated financial statements in the Form 10-K, for additional information regarding the assumptions underlying such calculation. 8,684 of the Common Shares vested immediately upon their granting to each Independent Trustee and 5,788 of the Common Shares vested on the day following the Special Meeting. Other than such restricted Common Share awards, none of the Independent Trustees were granted any outstanding stock awards or option awards during the fiscal year ended December 31, 2024.

(3)	The Fund was not registered under the 1940 Act until the Conversion Date and therefore was not operating under any explicit restrictions on the Fund issuing any securities for services. Going forward, in accordance with the restrictions in the 1940 Act, the Fund will not grant any restricted common share awards to any trustee, officer, or other employee of the Fund, and the 2023 Equity Incentive Plan was terminated prior to the Conversion Date.

(4)	Amounts reported in this column represent cash paid with respect to dividends paid during 2024 on unvested restricted Common Share awards held by the Fund’s independent trustees.

(5)	Includes $7,500 paid to Mr. Miller for his service as chair of the Compensation Committee of the Board during the fiscal year ended December 31, 2024. The Compensation Committee was dissolved prior to the Conversion.

PORTFOLIO MANAGEMENT

Investment sourcing and investment decisions are jointly and primarily the responsibility of two portfolio managers, Michael Vranos and Gregory Borenstein. In addition, the Fund is also supported by an investment committee. See “Investment Objective, Opportunities and Principal Strategies—Investment Process.”

Below is biographical information relating to the portfolio managers:

Michael Vranos

Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across both the Fund and the other clients managed by Ellington. Mr. Vranos interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Hedge Funds Care and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.

Gregory Borenstein

Gregory Borenstein is a Managing Director and the Head of Corporate Credit at Ellington, and is responsible for the firm’s CLO investment business. Mr. Borenstein joined Ellington in 2012 to establish and grow the firm’s CLO capabilities, which has led to CLOs representing an important component of the firm’s overall assets under management. In addition to CLOs, he is responsible for the management of index and bespoke tranches and is closely involved in the development of hedging strategies and broader portfolio management across the firm. Mr. Borenstein currently serves on the Portfolio Management and Risk Oversight Committees of Ellington. Prior to joining Ellington, Mr. Borenstein was a member of the Secondary CLO trading desk at Goldman Sachs, where he traded both US and European CLOs, along with Trust Preferred Securities (TruPS). He began his career on Goldman Sachs’ Proprietary Structured Credit Desk, which managed a multi-billion dollar portfolio, where Mr. Borenstein primarily focused on CLOs and credit derivatives. Mr. Borenstein holds degrees in Applied Mathematics and Economics from Johns Hopkins University.

Compensation of Portfolio Managers

None of the Adviser’s investment personnel receive any direct compensation from the Fund in connection with the management of its portfolio. Mr. Vranos, through his ownership interest in EMG, an affiliate of the Adviser, is entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement. Mr. Vranos does not receive any additional compensation from the Adviser in connection with the management of the portfolio. The compensation paid by the Adviser to certain other investment personnel includes: (i) annual base salary and (ii) performance-based bonus awards.

Securities Owned in the Fund by Portfolio Managers

The following table sets forth the dollar range of equity securities of the Fund that each portfolio manager beneficially owned as of October 31, 2025 based on an estimated net asset value per common share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Michael Vranos	$500,001 – $1,000,000
Gregory Borenstein	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any such person or entity or with the Adviser) are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon Trust Company, National Association, which has its principal office at 240 Greenwich Street, New York, NY 10286, serves as custodian for the fund.

Equiniti Trust Company, LLC, (“Equiniti”) which has its principal office at 48 Wall Street, New York, NY 10005, serves as the Fund’s distribution paying agent, registrar and transfer agent (the “Transfer Agent”). Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee in monthly installments.

DETERMINATION OF NET ASSET VALUE

The Fund’s Net Asset Value is determined as the value of the Fund’s total assets minus the Fund’s total liabilities. The Fund’s net asset value per common share, which is commonly referred to as the Fund’s “NAV per common share,” is determined by dividing the Fund’s Net Asset Value by the total number of common shares outstanding. The most significant estimate inherent in the preparation of the Fund’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments the Fund makes. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board has elected to designate the Adviser as the Fund’s “valuation designee” to perform fair value determinations in respect to the Fund’s assets and liabilities. The Fund’s Board oversees the valuation designee and the process that it uses to determine the fair value of its assets and liabilities. In this regard, the Board receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

The Adviser, subject to the Board’s oversight, determines the fair value of the Fund’s assets and liabilities on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same: to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument, and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The Fund expects that it will hold a high proportion of investments where there is less price transparency (also known as “Level 3 investments”) relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio of investments in CLO debt, CLO equity, and loan accumulation facilities. The Adviser generally values each financial instrument at the average of third-party valuations received and not rejected as described below. Third-party valuations are not binding; the Adviser may adjust the valuations it receives (e.g., downward adjustments for odd lots), and may challenge or reject a valuation when, based on its validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, based on its validation criteria, the Adviser may determine that the average of the third-party valuations received for a given instrument does not result in what the Adviser believes to be the fair value of such instrument, and in such circumstances the Adviser may override this average with its own good faith valuation. The validation criteria may take into account output from the Adviser’s own models, recent trading activity in the same or similar instruments, and valuations received from third parties. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

Determinations in Connection with Offerings

The Fund is not generally able to issue and sell its common shares at a price below net asset value per common share, other than in connection with a rights offering to its existing shareholders or in connection with the DRP. In connection with any offering of shares of its common shares, the Fund is required to make the determination that the Fund is not selling shares of its common shares at a price below the then current net asset value per common share at the time at which the sale is made. Factors that may be considered in making such determination include, among others:

●	the net asset value per common share disclosed in the most recent periodic report that the Fund filed with the SEC;
●	management’s assessment of whether any material change in the net asset value per common share has occurred (including through the realization of gains or losses on the sale of portfolio securities, or unrealized gains or losses on portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per common share and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of the common shares; and
●	the magnitude of the difference between (i) a value that the Fund has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value per common share, which is based upon the net asset value per common share disclosed in the most recent periodic report that the Fund filed with the SEC, as adjusted to reflect its management’s assessment of any material change in the net asset value per common share since the date of the most recently disclosed net asset value per common share, and (ii) the offering price of the shares of the common shares in the proposed offering.

Moreover, to the extent that the Fund determines in good faith that that a pending issuance of shares of its common shares would be at a price below the then-current net asset value per common share at the time at which the sale is made, the Fund will not proceed with such issuance.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

The Fund’s executive officers, Portfolio Managers and certain trustees, and the Adviser, the Administrator and their affiliates officers and employees, have several conflicts of interest as a result of affiliations they have and other activities in which they engage. The Adviser and the Administrator are indirectly owned by Ellington Management Group, L.L.C. (“EMG”), a registered investment adviser that provides advisory services to several clients unrelated to the Fund. The Fund’s executive officers, Portfolio Managers and certain trustees, and members of the Adviser’s and the Administrator’s respective management teams, are also employees, officers and/or principals of EMG. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser and the Administrator as the Adviser and the Administrator, respectively, may determine to be reasonably necessary to perform their respective obligations under the Advisory Agreement and the Administration Agreement. The fact that the same individuals affiliated with the Fund are also affiliated with the Adviser, the Administrator and EMG may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the Fund’s best interest.

The Fund’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser, the Administrator, EMG and certain of their affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the Fund pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Fund or its shareholders. The Adviser has entered into, and may in the future enter into, additional business arrangements with certain of the Fund’s shareholders, including granting beneficial ownership in limited liability company interests in the Adviser. In such cases, such shareholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among the Fund, other advisory clients and other business activities.

Other Accounts

The Adviser is responsible for the investment decisions made on the Fund’s behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for its account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the Fund and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have higher performance fees than the Fund, and/or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as mezzanine debt and equity tranches, which conflict with the positions held by other accounts in such CLOs, such as those held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the Fund.

Further, the professional staff of the Adviser and Administrator will devote as much time to the Fund as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the Fund has no interests. In addition, payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of certain of the Administrator’s expenses. See “The Adviser and the Administrator—The Administrator” and “—The Administration Agreement” herein. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among the Fund and its affiliates and other business ventures or clients.

Allocation of Investment Opportunities

As a fiduciary, Ellington has a duty to act in the best interests of its clients and to allocate investment opportunities in a fair and equitable manner over time. Ellington has adopted policies and procedures designed to govern the allocation of investment opportunities among multiple client accounts in a manner that it believes is consistent with its fiduciary duties, taking into account various factors. These factors may include, but are not limited to, regulatory, tax, or legal considerations applicable to an account, the investment guidelines and restrictions of a particular client, the risk and return profile of the investment, available capital, liquidity needs, and other relevant circumstances.

Investment opportunities may be allocated using various methodologies, including rotational, percentage-based, or other allocation approaches, provided that such methodologies are consistent with Ellington’s internal conflict of interest and allocation policies and the requirements of applicable law, including the Advisers Act, the 1940 Act and other applicable laws, rules, and regulations. Automated allocation tools may be utilized as part of its portfolio management system to assist in trade allocations, and may be subject to review and oversight by Ellington’s risk management and compliance teams.

In certain cases, priority may be given to accounts in a ramp-up or start-up phase, including the Fund, as such accounts seek to establish their investment portfolios. While this prioritization is permitted within Ellington’s policies, the policies allow for a protocol of allocating assets so that, on an overall basis, each account is treated equitably. As part of these policies, the Fund may be excluded from specified allocations of assets for tax, regulatory, risk management, or similar reasons.

In addition, an account managed by the Adviser, such as the Fund, is expected to be considered for the allocation of investment opportunities alongside other accounts managed by Ellington. However, there is no assurance that a particular opportunity will be allocated to any particular account in a certain manner or that any such account, including the Fund, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for the Fund’s targeted investments is more limited than the market for other credit-related investments. As a result, the Fund’s investments are generally measured at fair value. The values of such investments are determined by the Adviser in good faith, subject to the Board’s oversight and in accordance with the 1940 Act and the Fund’s valuation policies, based on relevant information compiled by the Adviser and third-party pricing services (when available), as follows:

●	For investments that are readily valued, such as exchange-traded securities, valuations are generally based on market prices provided by recognized pricing sources.

●	For investments that do not have readily available market quotations, including CLO securities and other structured products, the Adviser may value these investments using third-party pricing services, if available. The Adviser’s Valuation Committee oversees the valuation process and reviews third-party prices when received. In cases where third-party pricing is unavailable, deemed unreliable or otherwise not received, the Adviser may determine the value of these investments using third-party, market data, and/or input from portfolio management.

Due to the limited market liquidity of certain investments, valuations may involve subjective judgment and could differ materially from values that would be realized in an actual transaction. There is no guarantee that the Fund will be able to sell an investment at its fair value. See “Determination of Net Asset Value” for more information.

The Interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in the valuation process, and the interest of the Interested Trustees in the Adviser and Ellington, could result in a conflict of interest because, for example the management fees paid to the Adviser are based in part on the Fund’s Net Asset Value.

Co-Investment Relief and Related Party Transactions

In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted certain policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser the Administrator, and their respective affiliates, employees, officers, and directors. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.

The Governance Committee of the Fund reviews and approves in advance any related-party transactions, except for those pre-approved under guidelines established by the Governance Committee or the Board. The Governance Committee may prohibit any transaction it determines to be inconsistent with the interests of the Fund and its shareholders.

In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. The Fund, the Adviser and certain of their affiliates have received the Co-Investment Exemptive Order from the SEC. As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activities. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

In the course of their advisory and other activities, the Adviser and Ellington may acquire confidential or material non-public information or become subject to trading restrictions in certain securities. As a result, the Adviser may be unable to use or disclose such information, even when it could inform investment decisions. These restrictions may limit the Adviser’s ability to initiate or exit transactions on behalf of the Fund, which could prevent the Fund from acquiring or disposing of certain investments.

 Other Conflicts of Interest

In the ordinary course of its business, Ellington may face other conflicts of interest in managing multiple client accounts. These conflicts may arise due to differing investment advice, competing interests in the same issuer or securitization, joint participation in transactions, investment in other client accounts, service provider relationships, and the receipt of administrative, servicing, or other fees. For example, client accounts may be provided with differing investment recommendations, take opposing positions in the same security, or invest in different levels of an issuer’s capital structure, which may create competing economic interests. In certain cases, Ellington or its affiliates may manage securitizations or structured vehicles in which client accounts invest, act as a servicer or administrator for client transactions, or determine whether services should be provided by third-party vendors or in-house resources. These situations may present conflicts where Ellington has incentives to maximize fees, allocate investments among accounts, or select service providers based on existing relationships. Additionally, conflicts may arise when client accounts provide guarantees, indemnities, or financing through joint vehicles, or when Ellington determines whether to invest in affiliated entities.

Both EMG and the Adviser have adopted policies and procedures to identify, manage, and mitigate potential conflicts of interest in a manner consistent with their fiduciary duties. However, there is no guarantee that all conflicts can be eliminated or that actions taken on behalf of another client account will not adversely affect the Fund.

Code of Ethics and Compliance Procedures

To address potential conflicts of interest, the Fund has adopted a code of ethics under Rule 17j-l under the 1940 Act. Separately, the Adviser has adopted EMG’s Code of Ethics (the “Adviser Code of Ethics”) which applies to the Adviser’s officers and employees. The Adviser Code of Ethics requires personnel to (i) act in the best interests of the Adviser and its client accounts (including the Fund), (ii) conduct themselves in good faith and in an ethical manner, (iii) avoid conflicts of interest with client accounts to the extent reasonably possible, and (iv) identify and manage conflicts of interest as they arise. Personnel subject to each code of ethics may invest in securities for their personal accounts, including investments that may be purchased or held by the Fund, provided that such transactions comply with the applicable pre-clearance, reporting, and trading restrictions. The Fund’s trustees and officers, and the officers and employees of the Adviser, must also comply with applicable U.S. federal securities laws and promptly report any actual or suspected violations to supervisory personnel.

The Adviser believes it has established a working environment, firm-wide compliance culture, and compliance procedures and systems reasonably designed to manage potential conflicts of interest. The Adviser has adopted policies and procedures governing, among other things, the execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest. These policies are designed to ensure that all client accounts are treated equitably over time.

In addition, each code of ethics referenced above is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies may be obtained for a duplicating fee by emailing publicinfo@sec.gov.

DESCRIPTION OF THE FUND’S SECURITIES

This prospectus contains a summary of the Fund’s common shares. These summaries are not meant to be a complete description of each security.

The following are its authorized and outstanding classes of securities as of October 31, 2025:

Title of Class	Amount Authorized*	Amount Held By Fund	Amount Outstanding
Common Shares of Beneficial Interest	Unlimited	None	37,570,604 shares

*	Under the Declaration of Trust, the Fund is authorized to issue an unlimited number of common shares and is not subject to a dollar limit on the size of the Fund.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of any entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, Section 5.6 of the Declaration of Trust states that a shareholder or shareholders may bring a derivative action on behalf of the Fund only if all of the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed, and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees” (as such term is defined in the Delaware Statutory Trust Act); (ii) shareholders holding at least 10% of the outstanding Shares of the Fund join in the request for the Board to commence such action; and (iii) the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board determines not to bring such action. Additionally, the Board may designate a committee of one trustee to consider a shareholder demand if necessary to create a committee with a majority of trustees who are “independent trustees” (as such term in defined in the Delaware Statutory Trust Act). However, these requirements do not apply to claims brought under the federal securities laws.

Exclusive Delaware Jurisdiction and Jury Waiver. Any claims, suits, actions or proceedings arising out of or relating in any way to the Fund, the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. However, these requirements do not apply to claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. The foregoing is only a summary of certain aspects of the Declaration of Trust. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Certain Aspects of the Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust, unless it expressly “opts-out,” it is subject to the Delaware Control Share Statute included in the Control Share Statute. The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund, upon its effective date of August 1, 2022. Notwithstanding the foregoing and the following, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These voting power thresholds are as follows:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the Delaware Statutory Trust Act or the governing documents of a fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the fund or exempted by the board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Control Share Statute may protect the long-term interests of Fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Fund’s long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.

The foregoing is only a summary of certain aspects of the Control Share Statute. shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

DESCRIPTION OF THE FUND’S COMMON SHARES

The following description is based on relevant portions of the Delaware Statutory Trust Statute and its Declaration of Trust and Bylaws. This summary is not necessarily complete, and the Fund refers you to the Delaware Statutory Trust Statute, Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

General

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on the Conversion Date. The Fund’s Declaration of Trust was amended and restated as the Fund re-domiciled from the State of Maryland to the State of Delaware in connection with the Conversion. The Declaration of Trust provides that the trustees of the Fund may authorize separate classes of common shares of beneficial interest. The trustees have authorized an unlimited number of common shares. The Fund holds annual meetings of its shareholders. As of October 31, 2025, 37,570,604 common shares of the Fund were outstanding, of which none were owned by the Fund.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value, as well as the other securities described in this prospectus. Each common share of beneficial interest of the Fund represents an equal proportionate interest in the assets of the Fund with each other common share of beneficial interest in the Fund. Holders of common shares of beneficial interest will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders of common shares of beneficial interest after payment of Fund operating expenses including interest on outstanding borrowings, if any, monthly and no less frequently than annually. Dividends declared on common shares will be automatically reinvested in additional common shares of the Fund unless a common shareholder elects to opt-out. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole and partial common share of beneficial interest shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among its shareholders. The common shares of beneficial interest as well as the other securities described in this prospectus are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the common shares of beneficial interest or other securities described in this prospectus. The Declaration of Trust provides that the Fund’s common shareholders are not liable for any liabilities of the Fund. Although common shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, a share certificate may be issued at the Fund’s discretion for any or all of the full common shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of common shares is recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes being offered pursuant to this prospectus, as well as the Fund’s qualification and taxation as a RIC. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Code, U.S. Treasury Regulations thereunder (“Treasury Regulations”) and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of the Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment) and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), brokers, dealers, or traders in securities or currencies, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). It also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. In addition, this summary only addresses U.S. federal income tax consequences, and, except as otherwise noted below, does not address any U.S. state or local or non-U.S. tax consequences. If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

The following summary does not address U.S. federal income tax considerations applicable to common shares, preferred shares or subscription rights. If the Fund issues common shares, preferred shares or subscription rights, the applicable prospectus or prospectus supplement will contain a discussion of certain U.S. federal income tax considerations relating to such securities.

U.S. Federal Income Tax Matters Related to the Notes

Taxation of U.S. Holders. Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In general, if the terms of a debt instrument entitle a holder to receive payments (other than fixed periodic interest) that exceed the issue price of the instrument by more than a statutory de minimis amount, the holder will be required to recognize additional interest as “original issue discount” over the term of the instrument, irrespective of the holder’s regular method of tax accounting. The Fund expects that the Notes will not be issued with original issue discount for U.S. federal income tax purposes.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by certain non-corporate U.S. holders (including individuals) generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution. A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders. Subject to the discussion below concerning FATCA (as defined below), a non-U.S. holder generally will not be subject to 30% U.S. withholding tax on payments of interest on a Note that is not effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States, provided that (i) the non-U.S. holder is not a controlled foreign corporation related to the Fund through stock ownership, (ii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iii) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of voting stock of the Fund, and (iv) the non-U.S. holder has provided a statement, prior to payment, in the year in which a payment occurs or in the preceding 3 years, on an IRS Form W-8BEN, Form W-8BEN-E, or other applicable form signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a U.S. person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder. These forms may be required to be periodically updated.

A non-U.S. holder that is not exempt from U.S. federal withholding tax under these rules generally will be subject to U.S. federal withholding tax on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the United States by the non-U.S. holder), so long as the non-U.S. holder has provided, prior to payment of such interest, an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business in the United States, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a permanent establishment maintained in the United States by the non-U.S. holder) and (ii) the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, redemption, retirement or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of the Fund’s stock entitled to vote within the meaning of Section 871(h)(3) of the Code or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate (currently 24%) may apply.

The amount of interest the Fund pays to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments the Fund makes to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the United States, the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While withholding under FATCA would have also been required on payments of the gross proceeds from the sale of any property occurring after December 31, 2018, that could produce U.S.-source interest or dividends, such as the Notes, the U.S. Treasury department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. holder and the status of the intermediaries through which they hold the Notes, non-U.S. holders could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes.

Tax Shelter Reporting Requirements. Under applicable U.S. Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Notes of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of taxable years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of securities issued by a RIC are not exempt from such reporting. Future guidance may extend the current exception from this reporting requirement to U.S. holders of securities issued by most or all RICs. The fact that a loss is reportable under these U.S. Treasury Regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes should consult their own tax advisors to determine the applicability of these U.S. Treasury Regulations in light of their individual circumstances.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

U.S. Federal Income Tax Matters Related to the Fund Generally

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will generally qualify as a RIC for a tax year if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income (for this purpose, excluding net income derived from interests in qualified publicly traded partnerships). The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains or net capital losses and with certain other adjustments. The Fund expects to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income that the Fund does not distribute in a timely manner, including any net capital gains, will be subject to U.S. federal income tax at regular corporate rates.

As a RIC, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years and on which the Fund paid no U.S. federal income tax.

Any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and paid during January of the following calendar year, may be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared.

The U.S. federal income tax laws governing RICs are complex, and interpretations of the U.S. federal income tax laws governing qualification as a RIC are limited. Qualifying as a RIC requires the Fund to meet various tests regarding the nature of the Fund’s assets, its income and the amount of its distributions on an ongoing basis. The Fund’s ability to satisfy the RIC asset and income tests depends upon the characterization and fair market values of its assets, many of which are not precisely determinable, and for which it may not obtain independent appraisals. The Fund’s compliance with the RIC asset and income tests and the accuracy of its tax reporting to shareholders also depend upon its ability to successfully manage the calculation and composition of its taxable income and its assets on an ongoing basis. Even a technical or inadvertent mistake could jeopardize the Fund’s RIC status. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax (and any applicable state and local taxes) at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If, however, the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

The Fund has made an election under Section 475(f) of the Code to mark its securities to market. There are limited authorities under Section 475(f) of the Code as to what constitutes a trader for U.S. federal income tax purposes. Under other sections of the Code, the status of a trader in securities depends on all of the facts and circumstances, including the nature of the income derived from the taxpayer’s activities, the frequency, extent and regularity of the taxpayer’s securities transactions, and the taxpayer’s investment intent. There can be no assurance that the Fund will continue to qualify as a trader in securities eligible to make the mark-to-market election. The Fund has not received, nor is it seeking, an opinion from counsel or a ruling from the IRS regarding the Fund’s qualification as a trader. If the Fund’s qualification for, or application of, the mark-to-market election were successfully challenged by the IRS, in whole or in part, it could, depending on the circumstances, result in retroactive (or prospective) changes in, among other things, the amount, character or timing of gross income the Fund recognizes and is required to distribute. As a result of the Fund’s election under Section 475(f) of the Code, the Fund is required each year to mark-to-market certain securities that it holds and thereby recognizes gain or loss that is reported as ordinary gain or loss as if it had sold those securities for their fair market value. The mark-to-market election also requires the Fund to recognize any accrued market discount on its debt securities held at the end of each year. Because the Fund is required to recognize gain or loss each year, the Fund may have income without any corresponding cash, in which case the Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the distribution requirement necessary to maintain its RIC status. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Some of the investments that the Fund is expected to make, such as investments in debt instruments, may have market discount and/or be treated as issued with original issue discount prior to the receipt of any corresponding cash or other property.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income tax or the 4% excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the foreign source amount of income distributed and the respective amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, such shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). For these purposes, “shares” would include any interests in a PFIC that are treated as equity for U.S. federal income tax purposes. In general, a foreign company is considered a PFIC in any taxable year if at least 50% of the average value of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even if the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gains on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to the PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investments in certain equity interests (which for these purposes includes certain debt tranches that are treated as equity for U.S. federal income tax purposes) of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs and other PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in such CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s “subpart F income” for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale or other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of corporate income tax or the 4% excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution.

The CLO issuers in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure that the CLO is not treated for U.S. federal income tax purposes as engaged in a U.S. trade or business. If a CLO issuer fails to comply with the investment guidelines, or if the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business, such CLO could be subject to U.S. federal income tax, which could reduce the amount available to distribute to mezzanine debt and equity holders in such CLO, including the Fund.

The U.S. Foreign Account Tax Compliance Act provisions of the Code impose a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, certain payments received by such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and mezzanine debt holders in such CLO, including the Fund.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on common shares. Limits on the Fund’s ability to pay dividends on common shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to corporate income tax or the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distributions to its shareholders. If the Fund is precluded from making distributions on common shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution.

Certain of the Fund’s investments and hedging or derivative transactions are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of its outstanding voting securities, the Fund may not:

●	change its classification to an open-end management investment company;

●	alter any of its fundamental policies, which are set forth below in “— Fundamental Investment Restrictions;” or

●	change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of its trustees must be persons who are not “interested persons” of the Fund, as that term is defined in the 1940 Act. The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates absent exemptive relief or other prior approval by the SEC.

The Fund will generally not be able to issue and sell its common shares at a price below the then current net asset value per common share (exclusive of any distributing commission or discount). The Fund may, however, sell its common shares at a price below the then current net asset value per common share if its Board determines that such sale is in its best interests and the best interests of the Fund’s shareholders, and the holders of a majority of the Fund’s shares approves such sale. In addition, the Fund may generally issue new shares at a price below its net asset value per common share in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

Fundamental Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this prospectus, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4)	Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5)	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the Fund. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5).

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective or 80% policy;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)	Purchase any securities on margin except as may be necessary in connection with transactions described in this prospectus and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Proxy Voting Policy and Proxy Voting Record

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund plans to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains its privacy policies and those of its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard all information it receives about you in accordance with reasonable and proportional standards of security and confidentiality under applicable federal law. The Fund have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and their affiliates and service providers who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While the Fund may share your personal information with its affiliates in connection with servicing your account, its affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase the Fund’s shares and in the course of providing you with products and services, the Fund and certain of its service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

The Fund does not disclose any personal information provided by you or gathered by the Fund to non-affiliated third parties, except as permitted or required by law or for the Fund’s everyday business purposes, such as to process transactions or service your account. For example, the Fund may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Fund believes may be of interest to you. The Fund may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. The Fund may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants, or to other third parties as permitted by law.

In addition to disclosing your information to third parties in the context of providing the services you request, the Fund reserves the right to disclose or report personal or account information to non-affiliated third parties where the Fund believes in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect its rights or property. The Fund may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since the Fund expects to acquire and dispose of most of its investments in privately negotiated transactions or in the over-the-counter markets, the Fund will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price the Fund pays or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by the Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for the Fund under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), ability to achieve prompt and reliable executions at favorable prices, operational efficiency with which transactions are affected, financial strength, integrity, and stability of the broker, availability to finance trades and to borrow for short sales, any special expertise or capabilities of the broker, (if applicable) competitiveness of commission rates in comparison with other brokers satisfying the Adviser’s other selection criteria. It is not necessary to select the broker offering the lowest commission rate, and the Adviser may cause the Fund account to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the quality of the brokerage services in light of the above selection criteria. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may receive in-house research or recommendations or execution- or brokerage-related facilities or services from brokers or dealers when (i) the firm believes they are customarily provided to customers at no cost, or when (ii) the firm determines in good faith that the commissions charged by a broker are reasonable in relation to the value of the brokerage, execution, and research-related services provided by such broker. The Adviser’s policy prohibits arrangements to use commissions or “soft dollars” to compensate dealers for non-execution or non-research services.

It is against the Adviser’s policy to “pay up” for services in connection with fixed income transactions with dealers where there is no explicit commission or mark-up and the dealer is not acting as agent or riskless principal.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information as of October 31, 2025 with respect to the Fund’s common shares of beneficial interest held by all of the Fund’s officers and trustees as a group. As of October 31, 2025, the Fund was not aware of any persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares of beneficial interest.

	Common Shares Beneficially Owned
Name	Number	%
All officers and trustees as a group (11 persons)	527,978	1.4%

See “Management of the Fund – Trustee and Executive Officer Beneficial Ownership of Shares” in this prospectus for more information regarding the beneficial ownership of equity securities of the Fund by the Fund’s officers and trustees.

DESCRIPTION OF THE NOTES

The Notes will be issued under a base indenture (together with any supplemental indenture, the “Indenture”), to be dated as of the date the Notes are initially issued, to be entered into between the Fund and                                             , as trustee (the “Trustee”). The Notes will be governed by the Indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between the Fund and the financial institution acting as Trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The Trustee has two main roles. First, the Trustee can enforce your rights against the Fund if it defaults. There are some limitations on the extent to which the Trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs” below. Second, the Trustee performs certain administrative duties for the Fund with respect to the Notes.

This section includes a summary description of the material terms of the Notes and the Indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the Indenture. The Fund urges you to read the Indenture because it, and not this description, defines your rights as a holder of the Notes. See “Additional Information” in this prospectus for information on how to obtain a copy of the Indenture.

For purposes of this description, references to the “Fund” refer only to Ellington Credit Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to its consolidated subsidiaries and exclude any investments held by Ellington Credit Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Ellington Credit Company and its subsidiaries.

General

The Notes:

●	will be the Fund’s general unsecured, senior obligations;

●	will initially be issued in an aggregate principal amount of $ ;

●	will mature on , , unless earlier redeemed or repurchased, as discussed below;

●	will bear cash interest from , 2025 at an annual rate of % payable quarterly on , , and of each year, beginning on , 2026;

●	will be subject to redemption at the Fund’s option as described under “— Optional Redemption;”

●	will be subject to repurchase by the Fund at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

●	will be issued in denominations of $25 and integral multiples of $25 in excess thereof;

●	will not be subject to any sinking fund and, other than as described herein or in the Indenture, holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date and

●	will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

The Indenture does not limit the amount of debt that may be issued by the Fund or its subsidiaries under the Indenture or otherwise. Other than as described herein the Indenture does not contain any financial covenants and does not restrict the Fund from paying dividends or issuing or repurchasing its other securities. Other than restrictions described “—Merger or Consolidation” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving the Fund or in the event of a decline in the Fund’s credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving the Fund that could adversely affect such holders.

The Fund has the ability to issue Indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

The Fund will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and interest on the Notes will be made at the corporate trust office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the Fund’s option payment of interest may be made by (i) check mailed to the address of the person entitled thereto as such address shall appear in the security register or (ii) transfer to an account maintained by the holder located in the United States.

A holder of certificated Notes may transfer or exchange Notes at the office of the registrar in accordance with the Indenture. The registrar and the Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Fund, the Trustee or the registrar for any registration of transfer or exchange of Notes, but the Fund may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of     % per year until maturity. Interest on the Notes will accrue from    , 2025 or from the most recent date on which interest has been paid or duly provided for. Interest on the Notes will be payable quarterly in arrears on             ,              ,      and      of each year, beginning on     , 2026.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the “close of business”) on             ,            ,      or     , as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law, regulation or executive order to remain closed.

Ranking

The Notes will be the Fund’s general unsecured obligations that rank senior in right of payment to all of the Fund’s future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equally, in right of payment with all of the Fund’s existing and future liabilities that are not so subordinated, or junior. The Notes will also rank pari passu with, or equal to, the Fund’s general liabilities (i.e., liabilities, excluding indebtedness). The Notes will effectively be subordinated, or junior, to any of the Fund’s secured indebtedness and guarantees (including unsecured indebtedness that the Fund later secures) with respect the collateral securing such indebtedness and guarantees. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities. In the event of the Fund’s bankruptcy, liquidation, reorganization or other winding up, the Fund’s assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. There may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of September 30, 2025, the Fund’s total consolidated indebtedness was approximately $            in aggregate principal amount outstanding, of which approximately $            was secured indebtedness at the Fund level, approximately $            was indebtedness of the Fund’s consolidated subsidiaries and $            was senior unsecured indebtedness.

None of the Fund’s current indebtedness will be subordinated to the Notes. After giving effect to the issuance of the Notes, and on a pro forma basis to give effect to this issuance, the Fund’s total consolidated indebtedness would have been approximately $      billion aggregate principal amount outstanding as of September 30, 2025. See “Capitalization.”

Optional Redemption

The Notes will not be redeemable by the Fund at its option prior to            , 20  (the “Optional Redemption Date”).

On or after the Optional Redemption Date, the Fund may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Fund defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Any notice of redemption may, in the Fund’s discretion, be given subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Fund or another entity). In that case, such notice of redemption shall describe each such condition, and, if applicable, shall state that, in the Fund’s discretion, (i) the redemption date may be delayed until such time (including by more than 60 calendar days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Fund by the relevant redemption date, or by the redemption date as so delayed.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless the Fund has exercised its option to redeem the Notes in full, the Fund will make an offer to each holder of Notes to repurchase all or any part (in a principal amount of $25 and integral multiples of $25 in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the repurchase date. Within 30 days following any Change of Control Repurchase Event or, at the Fund’s option, prior to any Change of Control (as defined below), but after the public announcement of the Change of Control, the Fund will give notice to each holder with copies to the Trustee and the paying agent (if other than the Trustee) describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given. The notice shall, if given prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. The Fund will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the notes, the Fund will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Fund will, to the extent lawful:

●	accept for payment all Notes or portions of Notes properly tendered pursuant to the Fund’s offer;

●	deposit with the Trustee an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

●	deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by the Fund.

The Fund will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if (i) the Fund or its successor delivered a notice to redeem in the manner, at the times and otherwise in compliance with the optional redemption provision described above prior to the occurrence of the Change of Control Repurchase Event or (ii) a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Fund and such third party purchases all Notes properly tendered and not withdrawn under its offer.

There can be no assurance that sufficient funds will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The Fund’s failure to repurchase the Notes upon a Change of Control Repurchase Event would result in a default under the Indenture. If the holders of the Notes exercise their right to require the Fund to repurchase the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could result in defaults under any credit facility or other debt instruments to which the Fund is or could become party, including the acceleration of the payment of any borrowings thereunder. It is possible that the Fund will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of its other debt and the Notes. See “Risk Factors—The Fund may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus.

“Change of Control” means the occurrence of the following:

●	a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Fund, its subsidiaries and its and their employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing, or the Fund otherwise become aware, that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of common equity representing more than 50% of the voting power of the Fund’s common equity; or

●	the consummation of (A) any recapitalization, reclassification or change of the Fund’s common shares of beneficial interest (other than changes resulting from a subdivision or combination) as a result of which the Fund’s common shares of beneficial interest would be converted into, or exchanged for, cash, securities or other property; (B) any share exchange, consolidation or merger of the Fund pursuant to which the Fund’s common shares of beneficial interest will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the property and assets of the Fund and its subsidiaries, taken as a whole, to any person other than one of the Fund’s subsidiaries; provided, however, that a transaction described in the immediately preceding bullet or this bullet in which the holders of all classes of the Fund’s common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Change of Control pursuant to this bullet.

“Change of Control Repurchase Event” means the occurrence of a Change of Control.

Covenants

In addition to any other covenants described in this prospectus and any accompanying prospectus supplement, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:

●	The Fund agrees that for the period of time during which the Notes are outstanding, The Fund will not violate (whether or not the Fund is subject to) Section 18(a)(1)(A) of the 1940 Act, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Fund by the SEC. Currently, these provisions generally prohibit the Fund from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless its asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings.

●	The Fund agrees that for the period of time during which the Notes are outstanding, it will not declare any dividend (except a dividend payable in the Fund’s stock), or declare any other distribution, upon a class of the Fund’s capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Fund as an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) of the 1940 Act, or any successor provision thereto, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Fund by the SEC, and (ii) any SEC no-action relief granted by the SEC to another closed-end management investment company (or to the Fund if the Fund determines to seek such similar no-action or other relief) permitting such company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B), or any successor provision thereto, as such obligation may be amended or superseded, in order to maintain such company’s status as a RIC under Subchapter M of the Code.

●	If at any time, the Fund is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, as made applicable to the Fund by Sections 30(a) and 30(b) of the 1940 Act, to file any periodic reports with the SEC, the Fund agrees to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, the Fund’s audited annual consolidated financial statements, within 90 days of the Fund’s fiscal year end, and unaudited interim consolidated financial statements, within 90 days of the end of the Fund’s semi-annual reporting period. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Merger or Consolidation

Under the terms of the Indenture, the Fund is generally permitted to consolidate or merge with another entity. The Fund is also permitted to sell all or substantially all of its assets to another entity. However, the Fund may not take any of these actions unless all the following conditions are met:

●	where the Fund merges out of existence or conveys or transfers its assets substantially or entirely, the resulting entity must agree to be legally responsible for the Fund’s obligations under the Notes:

●	immediately after giving effect to the transaction, no default or Event of Default shall have happened and be continuing; and

●	the Fund must deliver certain certificates and documents to the Trustee.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

●	The Fund does not pay the principal of any Note when due and payable at maturity;

●	The Fund does not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

●	The Fund remains in breach of any other covenant in respect of the Notes for 60 days after it receives a written notice of default stating that it is in breach and requiring it to remedy the breach; the notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the outstanding Notes;

●	The Fund files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

●	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%, giving effect to any exemptive relief granted to the Fund by the SEC.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if: (1) the Fund has deposited with the Trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts; and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the Trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

●	You must give the Trustee written notice that an Event of Default has occurred and remains uncured;

●	The holders of at least 25% in principal amount of all the Notes must make a written request that the Trustee take action because of the default and must offer the Trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

●	The Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	The holders of a majority in principal amount of the Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

●	in the payment of principal (or premium, if any) or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Changes to the Notes

Changes Requiring Your Approval

First, there are changes that the Fund cannot make to your Notes without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

●	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

●	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

●	change the place or currency of payment on a Note;

●	impair your right to sue for payment;

●	reduce the percentage of holders of Notes whose consent is needed to modify or amend the Indenture; and

●	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Your Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

●	if the change affects only the Notes, it must be approved by the holders of a majority of the principal amount of the Notes; and

●	if the change affects more than one series of debt securities issued under the Indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the Indenture, voting together as one class for this purpose, may waive the Fund’s compliance with some of its covenants applicable to that series of debt securities. However, the Fund cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, the Fund will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if the Fund has deposited or set aside in trust money for their payment or redemption or if the Fund or any affiliate of the Fund owns any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described under “—Defeasance—Full Defeasance.”

The Fund will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the Indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If the Fund sets a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if the Fund seeks to change the Indenture or the Notes or request a waiver.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect with respect to the Notes when:

●	Either

○	all the Notes that have been authenticated have been delivered to the Trustee for cancellation; or

○	all the Notes that have not been delivered to the Trustee for cancellation:

■	have become due and payable, or

■	will become due and payable at their stated maturity within one year, or

■	are to be called for redemption within one year, and

■	the Fund, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes not previously delivered to the Trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

●	the Fund has paid or caused to be paid all other sums payable by it under the Indenture with respect to the Notes; and

●	the Fund has delivered to the Trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with the Trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, the Fund will be deemed to have been discharged from its obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below, the Fund would be released from certain covenants under the Indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, the Fund can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

●	Since the Notes are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

●	The Fund must deliver to the Trustee a legal opinion of its counsel confirming that, under current U.S. federal income tax law, the Fund may make the above deposit without causing you to be taxed on the Notes any differently than if the Fund did not make the deposit;

●	The Fund must deliver to the Trustee a legal opinion of its counsel stating that the above deposit does not require registration by it under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	Defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of the Fund’s other material agreements or instruments; and

●	No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund accomplishes covenant defeasance, you can still look to the Fund for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as the Fund’s bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, the Fund can legally release itself from all payment and other obligations on the Notes (called “full defeasance”) if the Fund puts in place the following other arrangements for you to be repaid:

●	Since the Notes are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

●	The Fund must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows the Fund to make the above deposit without causing you to be taxed on the Notes any differently than if the Fund did not make the deposit;

●	The Fund must deliver to the Trustee a legal opinion of its counsel stating that the above deposit does not require registration by the Fund under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	Defeasance must not result in a breach or violation of, or constitute a default under, the Indenture or any of the Fund’s other material agreements or instruments; and

●	No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund ever accomplishes full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to the Fund for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of the Fund’s lenders and other creditors if the Fund ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless the Fund indicates otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the Trustee. The Fund has appointed the Trustee to act as its agent for registering Notes in the names of holders transferring Notes. The Fund may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if the Fund’s transfer agent is satisfied with the holder’s proof of legal ownership.

The Fund may appoint additional transfer agents or cancel the appointment of any particular transfer agent. The Fund may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and the Fund redeems less than all the Notes, the Fund may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day the Fund mails the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. The Fund may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that the Fund will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The Trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

The Trustee under the Indenture

serves as the trustee, paying agent, and security registrar under the Indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Fund, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Fund or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to the Fund or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. The Fund may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Fund believes to be reliable, but neither the Fund nor the underwriters take any responsibility for its accuracy.

UNDERWRITING

isacting as representative of the several underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated     , 2025, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the aggregate principal amount of the Notes set forth opposite the underwriter’s name.

Underwriter	Aggregate Principal Amount
$
Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of the Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

The Fund, the Adviser and the Administrator have agreed to, jointly and severally, indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes are subject to approval of legal matters by counsel to the underwriters and certain other conditions, including the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Investors must pay for the Notes purchased in this offering on or about     , 2025.

Commission and Discount

An underwriting discount of      % per Note will be paid by the Fund. This underwriting discount will also apply to any Notes purchased pursuant to the overallotment option. The underwriters have advised the Fund that they propose initially to offer the Notes to the public at the public offering price on the cover of this prospectus supplement and to certain other Financial Industry Regulatory Authority, Inc. (“FINRA”) members at that price less a concession not in excess of $ per Note.

The following table shows the total underwriting discounts and commissions that the Fund is to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

Total
	Per Note	Without Overallotment	With Overallotment
Public offering price	100%	$	$
Sales Load (underwriting discounts and commissions)%		$	$
Proceeds to the Fund (before expenses)%		$	$

The Fund estimates that the total expenses of this offering, excluding the sales load, will be approximately $     .

Overallotment Option

The Fund has granted an option to the underwriters to purchase up to an additional $      aggregate principal amount of the Notes offered hereby at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Debt Securities

Subject to certain exceptions, the Fund has agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by the Fund or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Fund or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the underwriters, for a period of 30 days from the date of this prospectus supplement. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. The Fund intends to list the Notes on the NYSE under the symbol “        ,” and expects trading in the Notes on the NYSE to begin within 30 days of the original issue date.

The Fund has been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization and Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Alternative Settlement Cycle

The Fund expects that delivery of the Notes will be made against payment therefor on or about        , 2025, which will be the business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+      ”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the business day before the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Other Relationships

The Fund anticipates that, from time to time, certain of the underwriters may act as a broker or a dealer in connection with the execution of the Fund’s portfolio transactions after it has ceased to be an underwriter and, subject to certain restrictions, may act as a broker while it is an underwriter.

Certain underwriters may have performed investment banking and financial advisory services for the Fund, the Adviser and their affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Fund, the Adviser and their affiliates in the ordinary course of business.

The principal business addresses of the underwriters are:     ;     .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has approved the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm located at 300 Madison Avenue, New York, NY 10017, United States of America, to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

Certain legal matters with respect to the Notes offered hereby will be passed upon for the Fund by Dechert LLP, New York, New York. Certain legal matters in connection with this offering will be passed upon for the underwriters by                       .

ADDITIONAL INFORMATION

The Fund files with or submits to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act. The SEC maintains a website that contains reports, proxy and information statements and other information the Fund files with the SEC at www.sec.gov. This information is also available free of charge on its website (www.ellingtoncredit.com) or by calling (203) 698-1200. Information on its website and the SEC’s website is not incorporated into or a part of this prospectus.

ELLINGTON CREDIT COMPANY

$

% Notes due

PRELIMINARY PROSPECTUS

 , 2025

PART C – OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

Part A	The consolidated financial statements of Ellington Credit Company (the “Registrant”) for are included in Part A of this registration statement.

Part B	Not applicable.

2. Exhibits

(a)(1)	Amended and Restated Declaration of Trust*

(a)(2)	Certificate of Trust*

(b)	Amended and Restated By-Laws*

(d)(1)	Form of Indenture, by and between the Registrant and the Trustee**

(d)(2)	Form of First Supplemental Indenture, by and between the Registrant and the Trustee**

(d)(3)	Form of Global Certificate for the Notes (included in Exhibit (d)(2))**

(d)(4)	Form T-1 of the Trustee**

(e)	Dividend reinvestment plan*

(g)	Advisory Agreement, dated April 1, 2025, between Ellington Credit Company and Ellington Credit Company Management L.L.C*

(h)	Form of Underwriting Agreement**

(j)	Custody Agreement dated April 1, 2025, between Ellington Credit Company and The Bank of New York Mellon Trust Company, National Association*

(k)(1)	Administration Agreement, dated April 1, 2025, between Ellington Credit Company and Ellington Credit Company Administration LLC*

(k)(2)	Sub-Servicing Agreement, dated April 1, 2025, between Ellington Credit Company Administration LLC and U.S. Bank Fund Services LLC*

(k)(3)	Transfer Agent Agreement, dated April 1. 2025, between Ellington Credit Company and Equiniti Trust Company, LLC*

(l)(1)	Opinion of Dechert LLP**

(n)(1)	Consent of Dechert LLP (included in Exhibit (l)(1))**

(n)(2)	Power of Attorney (included on signature page hereto)

(r)(1)	Code of Ethics of Ellington Credit Company*

(r)(2)	Code of Ethics of Ellington Management Group (adopted by Ellington Credit Company Management LLC)*

(s)	Calculation of Filing Fee Table

*	Previously filed on April 1, 2025, as an exhibit to the Registrant’s Registration Statement on Form N-2, and incorporated herein by reference.

**	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

SEC Registration Fees	$
NYSE Listing Fee
Accounting Fees and Expenses
Legal Fees and Expenses
Printing and Engraving
Miscellaneous Fees and Expenses
Total	$

* These amounts (other than the SEC registration fee and NYSE fee) are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Ellington Credit Company Management LLC, the Registrant’s investment adviser. Information regarding the ownership of Ellington Credit Company Management LLC is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-78637).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of October 31, 2025:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	12

ITEM 30. INDEMNIFICATION

Reference is made to Article V of Registrant’s Amended and Restated Declaration of Trust incorporated herein by reference as Exhibit (2)(a)(1) to this registration statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Ellington Credit Company Management LLC (the “Adviser”) serves as the investment adviser to the Registrant. The Adviser is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which the Adviser and its executive officers and directors are or have been, during the last two fiscal years, engaged for its, his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Adviser’s Form ADV (File No. 801-78637), as filed with the SEC and incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder (collectively, “Records”) at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(b) The Adviser maintains all Records relating to its services as investment adviser to the Registrant at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(c) The Administrator maintains all Records relating to its services as administrator to the Registrant at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(d) U.S. Bank Fund Services LLC maintains all Records relating to its services as sub-administrator of the Registrant at 618 E. Michigan Street, Milwaukee, WI 53202.

(e) The Bank of New York Mellon Trust Company, National Association. maintains all Records relating to its services as custodian of the Registrant at 240 Greenwich Street, New York, NY 10286.

(f) Equiniti Trust Company, LLC, maintains all Records relating to its services as transfer agent of the Registrant at 48 Wall Street, New York, New York 10005.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) The Registrant undertakes that:

a. For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Not applicable.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 13th day of November 2025.

ELLINGTON CREDIT COMPANY

By:	/s/ Laurence E. Penn
Name:	Laurence E. Penn
Title:	Chief Executive Officer, and Trustee

By:	/s/ Chris Smernoff
Name:	Chris Smernoff
Title:	Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Laurence E. Penn and Chris Smernoff (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ LAURENCE PENN
LAURENCE PENN	Chief Executive Officer, President and Trustee (Principal Executive Officer)	November 13, 2025

/s/ MICHAEL VRANOS
MICHAEL VRANOS	Portfolio Manager and Trustee	November 13, 2025

/s/ CHRIS SMERNOFF
CHRIS SMERNOFF	Chief Financial Officer (Principal Financial and Accounting Officer)	November 13, 2025

/s/ JR HERLIHY
JR HERLIHY	Chief Operating Officer	November 13, 2025

/s/ ROBERT B. ALLARDICE III
ROBERT B. ALLARDICE III	Chairman of the Board	November 13, 2025

/s/ RONALD I. SIMON PH.D
RONALD I. SIMON PH.D	Trustee	November 13, 2025

/s/ MARY MCBRIDE
MARY MCBRIDE	Trustee
November 13, 2025
/s/ DAVID MILLER
DAVID MILLER	Trustee	November 13, 2025